Exhibit 10.9

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

CARRIER SERVICE AGREEMENT

BETWEEN

GLOBAL CROSSING BANDWIDTH, INC.

AND

ESCHELON TELECOM, INC.

RECEIVED
AUG 25 2000

	By	BVF/CB

GLOBAL CROSSING MAY CONSIDER
THIS DOCUMENT NULL AND VOID IF AN
EXECUTED ORIGINAL IS NOT RECEIVED
BY GLOBAL CROSSING WITHIN 20 DAYS
OF THE FOOTNOTE DATE	CONFIDENTIAL

TABLE OF CONTENTS

SECTION

1.	Services; Forecasts; PIU Certification; Service Orders
2.	Term Of The Agreement
3.	Billing And Payment; Rates And Charges; Security; Aggregate Commitments
4.	Billing Disputes
5.	Termination Rights
6.	Taxes And Assessments
7.	Warranties And Limitation Of Liability
8.	Indemnification
9.	Representation
10.	Force Majeure
11.	Waivers
12.	Assignment
13.	Confidentiality
14.	Integration
15.	Construction
16.	Governing Law
17.	Notices
18.	Counterparts
19.	Compliance With Laws
20.	Third Parties
21.	Survival Of Provisions
22.	Unenforceable Provisions
23.	Cumulative Rights And Remedies
24.	Amendments
25.	Authority
26.	Non-Solicitation

GENERIC EXHIBITS

Exhibit A	Definitions
Exhibit B	Ancillary Fee Schedule
Exhibit C	Call Detail Records; Electronic Data Exchange; Letter Of Agency Requirements

SERVICE SPECIFIC EXHIBITS

Exhibit D	Global Crossing Access Direct Dedicated Carrier Termination Schedule
Exhibit D (a)	Global Crossing Access Direct Carrier Domestic Termination Service - Interstate
Exhibit D (b)	Global Crossing Access Direct Carrier Domestic Termination Service - Intrastate
Exhibit E	Global Crossing Access Direct Dedicated Carrier Termination International Schedule
Exhibit E (a)	Global Crossing Access Direct Carrier Termination International Service
Exhibit F	Global Crossing Access Direct Carrier Toll-Free Transport Schedule
Exhibit F (a)	Global Crossing Access Direct Carrier Toll-Free Transport Service - Interstate
Exhibit F (b)	Global Crossing Access Direct Carrier Toll-Free Transport Service - Intrastate

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CARRIER SERVICES AGREEMENT

This Carrier Services Agreement (“Agreement”) is entered into between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Eschelon Telecom, Inc., a Delaware corporation with its principal place of business located at 730 2nd Avenue South, Suite 1200, Minneapolis, Minnesota 55402 on its behalf and on behalf of its Affiliates (“Eschelon”) (hereinafter, Global Crossing and Eschelon may be referred to in the aggregate as “Parties”, and each singularly as a “Party”.) This Agreement supercedes any and all prior Agreements or Amendments between the Parties regarding the subject matter of this Agreement, specifically the Carrier Service Agreement between the Parties, dated October 19, 1999, as amended.

PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended, as well as the Telecommunications Act of 1996. Eschelon desires to purchase network transport and other telecommunication services from Global Crossing for Eschelon’s resale to its customers. For valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.                                       SERVICES; FORECASTS; PIU CERTIFICATION; SERVICE ORDERS:

1.1                                 Global Crossing shall, in accordance with this Agreement, provide to Eschelon those services Eschelon subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time to time by the Parties (collectively, the “Exhibits”). All such services being provided under the Exhibits are collectively referred to as the “Services” and individually as a “Service”.

1.2                               Network performance is a function of carrier network engineering and Global Crossing will be dependent in significant part upon Eschelon’s forecasts and projections as it configures, engineers and augments its network for optimum performance and to effectively handle Eschelon’s anticipated traffic volumes. Global Crossing expects that Eschelon has identified such traffic volumes for the usage-based Services over the term of this Agreement and therefore Eschelon shall provide Global Crossing with good faith forecasts of Eschelon’s expected monthly traffic volume and geographic distribution for each usage-based Service over a three month period. Forecasts shall be provided at least 90 days in advance of the forecasted period (and updated more frequently if a submitted forecast is no longer accurate). The initial forecast shall be provided prior to or on the Effective Date of this Agreement. Forecasts shall be in the format supplied by Global Crossing, which format Global Crossing may revise from time to time during the term hereof. Provision of Services is contingent on the availability of Global Crossing facilities.

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1.3                               With respect to: (i) outbound Services originating on dedicated facilities and terminated by Global Crossing on switched facilities (and for which ANls are not passed to Global Crossing), and (ii) toll-free Services originating on switched facilities and terminated by Global Crossing on dedicated facilities, Eschelon shall provide a good faith certification as to its percentage of interstate usage (“PIU”) for its minutes of usage (“MOU”) forecasted under Section 1.2 hereof. The initial certification shall be provided prior to or on the Effective Date of this Agreement and updated when requested by Global Crossing. The certification shall be in the format supplied by Global Crossing, which format Global Crossing may revise from time to time during the term hereof.

1.4                                 Orders for the Services shall be transmitted and processed in accordance with Global Crossing’s then-current, standard order procedures and guidelines, as well as any procedures set out in the applicable Exhibit for a specific Service (as such procedures and guidelines may be modified from time to time by Global Crossing upon prior written notice to Eschelon).

1.5                                 Terms, conditions and guidelines for call detail records and electronic data exchange are set out in the attached Exhibit C (as such terms, conditions and guidelines may be modified from time to time by Global Crossing upon prior written notice to Eschelon).

Remainder of this page intentionally left blank.

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2.                                      ***

3.                                      TERM OF THE AGREEMENT:

3.1                                 INITIAL TERM: This Agreement is effective and the Parties’ obligations commence upon the date of execution by Global Crossing (“Effective Date”) and continues in effect ***.

3.2                                 AUTOMATIC RENEWAL: This Agreement renews automatically for successive one year periods at the expiration of the Initial Term, unless otherwise canceled in accordance with the termination provisions of this Agreement.

3.3                                 CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then-current term.

3.4                                 The Parties acknowledge and agree that, except with respect to termination of this Agreement for a Party’s uncured breach, termination of this Agreement may not terminate certain of the Services, such as the Private Line Services and the CarrierConnectSM Dedicated Internet Access Services, the term for each being set out in the applicable Services Schedules.

4.                                      BILLING AND PAYMENT; RATES AND CHARGES; SECURITY; AGGREGATE COMMITMENT:

4.1                                 Eschelon shall pay Global Crossing for the Services at the rates, fees and charges set forth below and in the applicable Exhibits. Eschelon is liable for all charges for the Services, including without limitation, any fraudulent usage charges and short duration calls. Global Crossing agrees to cooperate with Eschelon in preventing fraudulent use. If Eschelon is required to provide security hereunder, then Global Crossing is not obligated to accept orders, or provide or continue to provide any Services, until the required security is received by Global Crossing. If Eschelon is an existing customer of Global Crossing, the rates and charges set forth herein shall be effective with Eschelon’s first full Billing Cycle following the later of the Effective Date of this Agreement or the date Global Crossing receives any security required hereunder.

4.2                                 Provided Eschelon is not in default under this Agreement, Global Crossing shall at a minimum semi-annually review Eschelon’s then-current standard wholesale pricing program and Eschelon may elect to participate in a new pricing program in lieu of the existing pricing program under this Agreement. Any usage, term, or exclusivity commitments associated with the new pricing program shall apply to Eschelon. New pricing programs will be effective on a go-forward basis with Eschelon’s first full Billing Cycle following the Effective Date of a written amendment to the Agreement covering the new pricing program.

4.3                                 Global Crossing shall not require security from Eschelon at this time, but Global Crossing reserves the right to request security at a later date.

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4.5                                 Eschelon’s initial credit limit hereunder shall be ***. Global Crossing shall have the right to perform continuing periodic financial reviews for the full ten-year term of the Agreement. In addition, if (i) Eschelon is delinquent in payment of an Invoice, or (ii) Eschelon’s overall financial condition changes adversely during the term hereof (in Global Crossing’s reasonable business judgment), and Global Crossing does not have security from Eschelon in an amount equal to Eschelon’s highest Invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Global Crossing may require security of its choice from Eschelon at two times such amount. Any such security shall be provided by Eschelon to Global Crossing within 48 hours (if the security is to be other than a letter of credit and within 10 Business Days if the security is to be a letter of credit) from its receipt of Global Crossing’s written request for security.

4.5                                 Global Crossing agrees to take commercially reasonable efforts to invoice Eschelon via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Global Crossing (“Invoice”).

4.6                                 Each Invoice shall be paid by Eschelon, via wire transfer or U.S. Mail in immediately available U.S. funds, so that the payment is received by Global Crossing no later than thirty (30) calendar from receipt of a complete Invoice (the “Due Date”). The Parties agree that (i) the Invoice date will be the same day the Invoice is faxed to Eschelon, and (ii) the Invoice will be faxed on a Business Day and followed by a confirmation copy sent by first class U.S. mail. Any Invoice not properly disputed under Section 4 hereof and not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid. Further, Global Crossing may immediately suspend the Services, order processing and Eschelon’s access to CDR and Electronic Exchange if any Invoice not properly disputed under Section 4 hereof is not paid by its Due Date. Any Invoice reflecting charges which are over 180 days old from date of the services rendered, and would be difficult for Eschelon to collect from its end users, is considered delinquent and will not be billed by Global Crossing.

Wire Transfer Instructions (subject to change by Global Crossing)

Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201
ABA # 042000013
For Credit to: Global Crossing Bandwidth, Inc. (fka Frontier Communications Services, Inc.)
Account #: 805-8521
Special Instructions: For further credit
to

Eschelon’s Account Number

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4.7                                 The Eschelon facsimile number and contact for purposes of this Section 3. are 612-436-6365, Attention: William Markert. Eschelon may change the facsimile number and contact upon written notice to Global Crossing.

4.8                                 Eschelon agrees to pay to Global Crossing any and all local exchange carrier (“LEC”) assessed surcharges charges, third party and governmental and regulatory charges or assessments levied upon Global Crossing as a result of Services provided to Eschelon, such as but not limited to:

A.                                   Third-party pass-through charges and pass-through charges mandated or permitted by regulatory agencies, including but not limited to, payphone dial-around compensation surcharges and PICC charges. Global Crossing reserves the right to bill Eschelon in advance for any third party charges to the extent Global Crossing is billed in advance for the same; and

B.                                     Applicable ancillary fees and charges set out in the attached Exhibit B, as the same may be modified from time to time by Global Crossing upon written notice to Eschelon.

If Eschelon subscribes to a Service for which payphone surcharges would be applicable, then in lieu of the payphone surcharge pass-through under A. above, Global Crossing may agree, at its sole discretion, to permit Eschelon to directly assume the responsibility and liability for the reporting and payment of payphone surcharges in accordance with the terms of a separate written agreement between the Parties.

4.9                                 Eschelon shall be liable for *** (the “Aggregate Commitment) in Services usage charges over the Initial Term of the Agreement, commencing with Exchelon’s Billing Cycle that starts in the first full month following the Effective Date of the Agreement.

Except as set forth in Sections 4.10, 6.8, and 6.9, if the total amount of Eschelon’s net charges (after any available discounts hereunder) paid for the Services during the Initial term is less than the Aggregate Commitment, Eschelon shall pay the difference between the Aggregate Commitment of *** and the amount actually paid for such Services, (the “Shortfall”). Not withstanding the foregoing, prior to Eschelon paying the Shortfall, the Parties will negotiate in good faith to determine whether they can agree on a mutually-acceptable alternative. Governmental assessments and surcharges, non-recurring charges, operator assistance charges and local loop and third party and regulatory pass-through charges are not included when calculating whether Eschelon has met the Aggregate Commitment.

Prior to the expiration of the Initial Term of the Agreement, if Eschelon has paid an aggregate of *** in net charges for the Services, as calculated in accordance with the preceding paragraph, Eschelon shall be deemed to have fulfilled the Aggregate Commitment. All other terms and conditions of the Agreement shall

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remain in effect until the expiration of the Initial Term of the Agreement and any extension thereof.

4.10                                 In the event that Global Crossing no longer provides products or services that represent a substantial portion of the Services provided hereunder, which results in a material adverse effect on Eschelon’s ability to meet the “Aggregate Commitment, the Parties will negotiate in good faith to reduce the Aggregate Commitment to the extent of such material adverse effect

4.11                                 Global Crossing may revise the rates, monthly recurring and other charges in this Agreement and the Exhibits at any time upon written notice to Eschelon. Unless a later effective date is otherwise stated in the notice, domestic and offshore rates are effective within 30 days and international rates are effective within seven days of the date of Global Crossing’s written notice.

4.12                                 Eschelon agrees that any Shortfall charges and surcharges for which it is liable under this Agreement are based on an agreed upon Aggregate Commitment

4.13                                 ***

4.14                                 Both Parties agree that a breach of any other agreement it may have with the other Party or other Party’s Affiliate may be deemed a material breach of this Agreement.

5.             BILLING DISPUTES:

Eschelon shall have the affirmative obligation of providing written notice of any dispute with an Invoice within *** days after receipt of the Invoice by Eschelon (which notice shall include sufficient detail for Global Crossing to investigate the dispute). Eschelon may withhold payment only on amounts so disputed within 30 Business Days after Eschelon’s receipt of the Invoice. Eschelon may not withhold payment of amounts disputed after such 30 Business Day period. If Eschelon does not report a dispute with respect to an Invoice within the 180 day period, Eschelon is deemed to have waived its dispute rights for that Invoice and to have agreed to pay the same. Provided Eschelon has provided sufficient detail for investigation of the dispute, Global Crossing will use reasonable efforts to resolve and communicate its resolution of the dispute within 30 Business Days of its receipt of the dispute notice. If the dispute is resolved in Global Crossing’s favor any amounts to be paid by Eschelon shall be subject to the late payment charges under Section 3.5 hereof retroactive to the Due Date of the disputed Invoice. Notwithstanding anything herein to the contrary, Eschelon shall not withhold any disputed amounts while its Global Crossing account is delinquent, and claims of fraudulent usage shall not constitute a valid basis for a dispute.

6.             TERMINATION RIGHTS:

6.1                                 REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this

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Agreement (collectively, “Regulatory Requirement”), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

6.2                                 Eschelon may terminate this Agreement upon thirty (30) day notice to Global Crossing when Eschelon’s purchases under this Agreement cumulatively total ***.

6.3                                 Either Party may terminate this Agreement upon the other Party’s insolvency, dissolution or cessation of business operations.

6.4                                 Global Crossing may, upon 48 hours written notice, immediately terminate this Agreement for (i) Eschelon’s failure to pay any delinquent Invoice, or (ii) to pay any security or additional security within the time-frame required under this Agreement unless Eschelon cures such failure within that 48 hour period.

6.5                                 In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay or provide security which is covered under Section 5.3 above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

6.6                                 Upon any material breach by Eschelon not cured after expiration of all applicable notice and cure periods, if any, Global Crossing may at its sole option do any or all of the following:

A.                                   Cease accepting or processing orders for Service and suspend Service upon notice to Eschelon;

B.                                     Cease all electronically and manually generated information and reports (including any CDR not paid for by Eschelon) upon written notice to Eschelon;

C.                                     Draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by Eschelon;

D.                                    Terminate this Agreement and the Services without liability to Global Crossing;

E.                                      Collect from Eschelon an amount equal to the Shortfall, calculated as of the date of termination or suspension provided that in the event of a payment default, Global Crossing shall provide written notice of default

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prior to Eschelon becoming liable for the Shortfall and Eschelon shall have 48 hours to cure the default, and

F.                                      Pursue such other legal or equitable remedy or relief as may be appropriate.

6.7                                 Upon any material breach by Global Crossing not cured after expiration of all applicable notice and cure periods, if any, Eschelon may at its sole option do any or all of the following:

A.                                   Cease Sending orders for Service and suspend use of Service upon written notice to Global Crossing.

B.                                     Terminate this Agreement and the Services without liability to Global Crossing and without liability other than payment for Services provided prior to the date of termination.

6.8         A.                                         In the event that, at any time during the Initial Term, Eschelon has a Change in Control as defined in Section 6.8 B. below, then, upon payment of the termination charges set forth below, Eschelon shall have the right to terminate this Agreement upon sixty (60) days written notice to Global Crossing. In the event of such termination, the applicable termination charge shall be the lesser of the difference between the Aggregate Commitment and the amount actually paid under this Agreement or the appropriate amount from the Table below:

Number of Full Billing Cycles From Effective Date	Termination Charge
***	***
***	***
***	***

B.                                     For purposes of Section 6.8 A, “Change in Control” means:

(i)            an acquisition (other than from the Company) in a transaction, or a series of related transactions, by any person, entity or “group,” within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (The “Exchange Act”), (excluding for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, (C), an underwriter temporarily holding securities pursuant to an offering of such securities, or (D), any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then outstanding voting securities of the Company entitled to vote generally in the election of directors) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either the then outstanding shares of common stock or the combined voting power

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of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (the “Company Voting Stock”);

(ii)           the effective time of any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who held the Company Voting Stock immediately prior to such transaction.

(iii)          the closing of a sale or conveyance of all or substantially all of the assets of the Company;

(iv)          individuals who were the Board’s nominees for election as directors immediately prior to a meeting of the stockholders of the Company involving an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, cease to constitute a majority of the Board following the election; or

(v)           the dissolution or liquidation of the Company;

provided, however, that the term “Change of Control” does not include a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

6.9                                 In the event that any Services fail to meet the applicable Service Metrics set forth in Attachment A for the period of time designated therein, Eschelon shall have the right to terminate this Agreement with respect to the affected Services only.

6.10                           If Global Crossing and Eschelon do not execute the ***, within 45 days from the Effective Date of this Agreement, either Party shall have the right to terminate this Agreement effective upon written notice to the other Party.

7.             TAXES AND ASSESSMENTS:

Eschelon is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Global Crossing’s net income) (collectively, “Taxes”). Eschelon shall provide Global Crossing with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

8.             WARRANTIES AND LIMITATION OF LIABILITY:

8.1                                 Global Crossing warrants that the Services shall be provided on a digital fiber optic network that meets the applicable technical standards established for call

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transport by the telecommunications industry, including Telcordia (formerly BellCore) publication #SRT-SV-002275, with a grade of service of P.01 and SS7 signaling, where available. GLOBAL CROSSING MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

8.2                                 ESCHELON AGREES THAT ITS SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN THIS SECTION 7 SHALL BE (i) WITH RESPECT TO THE PRIVATE LINE SERVICES, THE OUTAGE CREDITS DESCRIBED IN THE PRIVATE LINE SERVICES SCHEDULE AND THE RIGHT TO TERMINATE AFFECTED SERVICES PURSUANT TO SECTION 6.9; AND, (ii) WITH RESPECT TO THE OTHER SERVICES, TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 6.5.

8.3                                 In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

9.             INDEMNIFICATION:

Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) the operation of its business, and (ii) its breach of this Agreement; provided, however, Global Crossing shall not be liable and shall not be obligated to indemnify Eschelon, and Eschelon shall defend and indemnify Global Crossing hereunder, for any claims by any third party, including End-Users, with respect to services provided by Eschelon which may incorporate any of Global Crossing’s services.

10.          REPRESENTATION:

The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

11.          FORCE MAJEURE:

Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused by, or due to fire, earthquake, flood, water, the elements, third party labor disputes, utility curtailments, power failures, explosions, civil disturbances, governmental actions,

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shortages of equipment or supplies, unavailability of transportation, acts or omissions of third Parties, or any other cause beyond its reasonable control.

12.          WAIVERS:

No waiver of any term or condition of this Agreement shall be enforceable unless it is in writing and signed by the Party against whom it is sought to be charged. No failure or delay by either Party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy, unless otherwise provided herein. The waiver by either Party of any of the covenants, conditions or agreements to be performed by the other or any breach thereof shall not operate or be construed as a waiver of any subsequent breach of any such covenant, condition or agreement.

13.          ASSIGNMENT:

Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party’s written consent, which consent may not be unreasonably delayed or withheld, except that either party may assign this Agreement to its Affiliates or successor-in-interest without the other’s consent. Any assignment or transfer without the required consent is void.

14.          CONFIDENTIALITY:

14.1                           Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as “Proprietary Information”) of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the “Disclosing Party” and the other Party referred to as the “Receiving Party”). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

14.2                           The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party’s records); (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt

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written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

14.3                           Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

14.4                           Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party’s sole discretion. The Parties agree that they will issue joint press releases at the time of executing material agreements, such as this Agreement, and at other significant milestones in their relationship.

15.          INTEGRATION:

This Agreement and all Exhibits, schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

16.                               CONSTRUCTION:

The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

17.          GOVERNING LAW:

This Agreement will be construed and enforced in accordance with the law of the state of New York without regard to that state’s choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only in New York. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

18.          NOTICES:

All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (iii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender’s equipment, or (iv) three Business Days after deposit in the United States mail, postage prepaid,

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registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

If to Global Crossing:                                                                               Global Crossing Bandwidth, Inc.

180 South Clinton Avenue

Rochester, New York 14646

Attn: Senior Vice President, North American Carrier Services

Facsimile #: 716-232-9168

with a copy to:                                                                                                                 Global Crossing Bandwidth, Inc.

180 South Clinton Avenue

Rochester, New York 14646

Attn: Sharon Posadni, Manager, National Contract Admin.

Facsimile #: 716-454-5825

If to Eschelon                                                                                                                      Eschelon Telecom, Inc.

730 2nd Avenue South, Suite 1200

Minneapolis, Minnesota 55402

Attn: Richard Smith, Chief Operating Officer

Fax #: 612-376-4411

19.          COUNTERPARTS:

This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

20.                               COMPLIANCE WITH LAWS:

During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business (“Authorizations”). Upon the request of a Party, which request shall be no more frequent than once every six months (unless based on a request or an order of a governmental body or agency having jurisdiction over either Party), the other Party will provide copies of the requested Authorizations.

21.          THIRD PARTIES:

The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Global Crossing and Eschelon, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

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22.          SURVIVAL OF PROVISIONS:

Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.

23.          UNENFORCEABILITY OF PROVISIONS:

The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

24.          CUMULATIVE RIGHTS AND REMEDIES:

Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

25.          AMENDMENTS:

This Agreement is voidable by Global Crossing if the text is modified by Eschelon without the written or initialed consent of a Global Crossing Vice President. This Agreement is voidable by Eschelon if the text is modified by Global Crossing without the written or initialed consent of an Eschelon Vice President. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Global Crossing Vice President (or higher level officer) and an authorized officer of Eschelon.

26.          AUTHORITY:

Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

27.          NON-SOLICITATION:

Eschelon agrees that while this Agreement is in effect, and for a period of *** following expiration or termination of this Agreement, neither it nor its representatives will directly or indirectly solicit Global Crossing employees working on Eschelon’s account team to leave their employment with Global Crossing.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below.

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Global Crossing Bandwidth, Inc.		Eschelon Telecom, Inc.

By:	/s/ Brian V. Fitzpatrick	By:	/s/ Richard Smith
	Brian V. Fitzpatrick, President		Richard Smith
	North American Carrier Services		Chief Operating Officer

Date:		Date:

By:	/s/ Charles Barker
	Charles Barker, Chief Financial Officer		APPROVED CFO DATE 8/11/00 SIGNATURE [ILLEGIBLE]
North American Carrier Services

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Exhibit A

DEFINITIONS

(not otherwise defined in the body of the Agreement or an Exhibit)

1.                                       Global Crossing Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Eschelon and for which Global Crossing has either (i) been appointed the RespOrg, or (ii) reserved and issued the toll-free telephone number to Eschelon. Global Crossing shall be deemed to be the RespOrg for all toll-free telephone numbers reserved and issued by it under (ii) above.

2.             ANI is an End-User telephone line used for outbound switched Services.

3.                                       Billing Cycle is the Global Crossing billing cycle to which Eschelon’s account hereunder is assigned by Global Crossing (a full billing cycle approximates 30 days).

4.                                       Business Day is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, “days” refers to calendar days.

5.                                       Presubscribed means that an End-User’s ANI(s) has been assigned by the LEC to Global Crossing’s network via Global Crossing’s CIC.

6.                                       Carrier Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Eschelon for which a party other than Global Crossing or Eschelon has been appointed the RespOrg.

7.             Code is a calling card authorization number used to access the Calling Card Services.

8.                                       Eschelon Toll-free Numbers are toll-free telephone numbers ordered onto the Global Crossing network by Eschelon for which Eschelon has been appointed the RespOrg.

9.                                       End-Users are customers of Eschelon receiving any of the Services hereunder. To the extent that Eschelon subscribes to the Services for its own use, Eschelon is deemed to be an End-User.

10.                                 Toll-free Numbers collectively refer to the Global Crossing Toll-free Numbers, Carrier Toll-free Numbers, Eschelon Toll-free Numbers and PIN Toll-free Numbers.

11.                                 Toll-free Number Guidelines refer to the telecommunications industry’s general rules with respect to toll-free number portability, including but not limited to, (i) the Federal Communications Commission’s (“FCC”) toll-free number portability policies and rules, and (ii) the Industry Guidelines for Toll-free Number Administration sponsored by ATIS, as either of the foregoing may be replaced or modified from time to time.

12.                                 PIN Toll-free Numbers are Global Crossing Toll-free Numbers assigned to Eschelon for use with the Toll-free PIN Service.

13.                                 RespOrg is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the Toll-free Service Management System DataBase.

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14.                                 Time Point (TP) is the measurement method for call duration. TP-1 is the “request for service event”; TP-6 is the “answer detected event”; TP-7 is the “call disconnect event”. Calls for all Services (other than dedicated carrier Toll-free transport) are measured at TP-7 minus TP-6 times three and divided by 60. Dedicated carrier Toll-free calls are measured at TP-7 minus TP-1.

15.                                 Delinquent (whether capitalized or not) means any Invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid on the Invoice’s Due Date.

16.                                 Affiliate means any entity directly or indirectly controlling, controlled by or under common control with a Party.

17.                                 Calling Card Services consist of calling card traffic generated via Codes.

18.                                 Toll-free PIN Service consists of inbound Switched Services combined with a PIN Toll-free Number accessed via four digit personal identification numbers (“PIN Numbers”) used by End-Users (“0000”, “4663”, “9675” and “9999” are not available as PIN Numbers). The use of the PIN Numbers with a PIN Toll-free Number permits multiple End-Users to utilize the same toll-free telephone number on an individual basis. Toll-free Directory Assistance is not available with the Toll-free PIN Service.

19.                                 Toll-free Directory Assistance consists of calls made to directory providers for assistance in locating a Global Crossing toll-free Number.

20.                                 NOS Dedicated Services consist of: (i) End-User switched outbound long distance traffic delivered to a Global Crossing Point of Presence (“POP”) via dedicated facilities and terminated over the Global Crossing network, and (ii) switched toll-free traffic generated via Toll-free Numbers which traffic originates on the Global Crossing network and is terminated by Global Crossing onto Eschelon’s or an End-User’s dedicated facilities.

21.                                 NOS Switched Services consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Global Crossing network.

22.                                 National Origination Services (“NOS”): collectively, includes the NOS Switched Services, the NOS Dedicated Services and related toll-free and international traffic.

23.                                 Dedicated Carrier Termination consists of switched outbound long distance traffic delivered by Eschelon to a Global Crossing POP via dedicated facilities and terminated over the Global Crossing network.

24.                                 Dedicated Toll-free Transport consists of Global Crossing’s routing of Eschelon’s toll-free calls originating on Global Crossing’s network to Eschelon’s facilities for termination by Eschelon.

25.                                 Domestic means the 48 contiguous United States.

26.                                 Off-Shore means Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands.

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27.                                 Private Line Services consist of point-to-point DS-1, DS-3, OC-3 and OC-12 circuit capacity provided over Global Crossing’s SONET network.

28.                                 Audiotext are calls terminating to Interactive Voice Response equipment containing databases that enable callers to select options for the types of information they wish to hear or receive.

29.                                 Operator Services see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.

30.                                 CIC (Carrier Identification Code): is a three or four digit number issued by Bellcore and used by a LEC (and others) to identify a long distance carrier.

31.                                 Sub-CIC Service: consists of switched outbound long distance traffic generated by End-Users that are PIC’d to Eschelon’s CIC. Eschelon CIC is “translated” or pointed at Global Crossing’s Feature Group D trunks so that Eschelon’s traffic reaches the Global Crossing network via shared Feature Group D trunks.

32.                                 Area Code Blocking: provides the ability to block toll-free calls that originate from certain area codes. End-Users can allow or disallow area codes.

33.                                 Area Code Routing: provides End-Users the ability to route calls to a predetermined location based on originating area code. Calls may be routed to a maximum of 15 different numbers.

34.                                 Time of Day Routing: provides End-User the ability to route calls to a maximum of four (4) different locations based on time of day that the call originates (in half hour increments).

35.                                 Percent Call Allocation Routing: provides End-Users the ability to route calls to multiple centers (or ANIs) based on a predetermined percentage of calls received as follows.

•      10 Locations, each receives 10% of calls
•      4 Locations, each receives 25% of calls
•      3 Locations, each receives 33% of calls
•      2 Locations, one receives 75% of calls, the other location 25%
•      2 Locations, one receives 90% of calls, the other 10%

41.                                 6-Digit Routing/Blocking: provides End-User the ability to route or prevent the completion of toll-free calls based on NPA-NXX.

42.                                 10-Digit routing/Blocking: provides End-Users the ability to route or prevent the completion of toll-free calls based on NPA-NXX-XXXX.

43.                                 CarrierConnectSM Dedicated Internet Access Service: offers direct access to Global Crossing’s nationwide IP network via DS-1 or DS-3 access circuits. The connectivity is over a circuit between the Eschelon’s router to the Global Crossing’s access router located at an IP Point of Presence.

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Exhibit B

Schedule of Ancillary Fees

	NRC	MRC
Electronic Exchange: (“EE”)
Set-up Fee	***
Monthly Recurring Charge for Service		***

If Eschelon is not subscribed to a switched inbound/outbound Service, Eschelon will be charged Global Crossing’s then current standard NOS switched rate per minute (at Eschelon’s applicable rate level) for usage of the toll-free access number.

Call Detail Record/EMI Record Delivery: (excluding EE)
Per CD ROM Disk		***
Programming charges format (per hour, per request)	***

Branded 700 Test Number:
Set-up Fee	***
Monthly Service Charge		***

Outbound Services Equipment Type: (NOS, Access Direct)
Channel Banks/CSU/Cards Implementation	***
Channel Banks/CSU/Cards		***
Stand Alone CSU Implementation	***
Stand Alone CSU		***

Toll Free Services: (NOS, Access Direct, Carrier)

Some features/applications may require Eschelon to have Global Crossing compatible equipment and/or uCommand

Toll free Routing Features			Changes
Area Code Blocking	***	***	***
Area Code Routing	***	***	***
Time of Day Routing	***	***	***
Percent Allocation Routing	***	***	***
6-Digit Routing/Blocking	***	***	***
10Digit Routing/Blocking	***	***	***
Info-Digit Screening (per 800#)	***	***	***

Toll-Free SMS Database Administration: (NOS, Access Direct, Carrier)
Global Crossing RespOrg Maintenance Service Charges	***	***
Pass-through per active Global Crossing RespOrg Toll-Free No.	***	***
Directory Assistance Listing Implementation	***	***
Directory Assistance Listing per Toll-Free Number	***	***
Complimentary Toll-Free	***	***

ANI/DNIS Options: (Dedicated only for NOS, Access Direct, Carrier)
ANI/DNIS Delivery – Implementation	***
ANI/DNIS Delivery		***
Stand-Alone DNIS – Implementation	***
Stand Alone DNIS		***
Carrier Custom DNIS – Implementation	***
Carrier Custom DNIS		***

Toll Free PIN:
Set-up Fee (per Toll-Free Number)	***

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Schedule of Ancillary Fees

Prescribed Interexchange Carrier Charges:  (PICC Charge)

Line Type	Maximum Charge

Primary Residential	***
Non-Primary Residential	***
Single Line Business	***
Multi Line Business	***
ISDN Line	***
ISDN PRI	***
ISDN BRI	***
ISDN BRI Residential	***
ISDN BRI Single Business Line	***
ISDN BRI Multi Line	***
Centrex Business	***
Centrex Residential	***
Centrex Non-Primary Residential	***

NOTE: If Eschelon’s ANIs fall outside the US West operating territory, Global Crossing reserves the right to charge applicable Tariff rates for each ANI.

DS-1 Local Loop Charges (by Mileage):	0-15 Miles	16-30 Miles	31-50 Miles

Monthly Recurring Charges:	***	***	***
One Time Installation Charges:	***	***	***
Monthly Recurring Access
Coordination Charges:	***	***	***

DS-3 OCN Local Loop Charges:

DS-3-OCN local loop monthly recurring charges shall be on a case by case basis, based upon vendor, mileage, location, and circuit type.

DS-1 and DS-3 – OCN Local Loop Cancellation Charges:

Prior To Installation = Installation charges plus any other charges incurred in accordance with Section 3.7 of the Agreement.

Post Installation (if cancelled within the first six full months following installation) = three times Eschelon’s Monthly Recurring Charge.

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Exhibit C

Call Detail Records; Electronic Date Exchange

Letter of Agency Requirements

I.              Call Detail Records; End-User DataBase Access.

1.                                                               If Eschelon requires call detail records (“CDR”) for the Services it has the option of (i) receiving CDR on a monthly basis via CD-ROM or magnetic tape (“CDR Tape”), and/or (ii) receiving CDR on a daily basis via electronic data exchange, which may include dial-in remote access, on-line access via the Internet or such other method made available by Global Crossing (collectively, “Electronic Exchange”). CDR must be rated by Eschelon at its rates in order for it to bill its End-Users.

2.                                                               If Eschelon elects option 1. (i), then on or about the fifth Business Day following the end of a Billing Cycle, Global Crossing will deposit with an overnight delivery service for delivery to Eschelon a CDR Tape for the media selected by Eschelon in the format established by Global Crossing.

3.                                                               If Eschelon elects option 1. (ii), then Global Crossing will make CDR available to Eschelon on a daily basis via the Electronic Exchange method available from Global Crossing as selected by Eschelon. Eschelon is liable for all transmission charges as well as the cost of hardware and software compatible with Global Crossing’s systems as necessary for its use of Electronic Exchange.

4.                                                               Electronic Exchange will provide Eschelon with access to its End-User information and records resident on certain of Global Crossing’s systems. Such access will allow Eschelon to add and delete ANIs, Toll-Free Numbers, Codes and PIN Numbers, as well as to terminate accounts and check trouble ticket status and history. Eschelon agrees to comply with the following acceptable use policies, procedures and security measures for Eschelon’s use of Electronic Exchange. Global Crossing reserves the right to immediately discontinue Eschelon’s Electronic Exchange access if Global Crossing determines in its reasonable business judgment that Eschelon is using Electronic Exchange or information obtained therefrom in a manner detrimental to Global Crossing or in violation of said policies, procedures or security measures or the confidentiality provisions of this Agreement.

Global Crossing Network Acceptable Use Policy for Electronic Exchange

All Global Crossing and its affiliated companies’ (collectively, “Global Crossing”) computer, network and information systems Users are responsible for reviewing and complying with this Acceptable Use Policy.

Global Crossing systems and all information on Global Crossing systems are the property of Global Crossing.

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Acceptable Use

Use of Global Crossing electronic and information facilities shall be for the sole purpose of the User’s business relationship with Global Crossing (“Business Purpose”).

Users must adhere to the following policies, in addition to any other published guidelines or restrictions that Global Crossing may from time to time implement.

•                                          Use of System IDs must be within the normal authorized use for the ID.

•                                          Users with special User IDs must ensure that only appropriate access is used and that access is not utilized for non-Business Purposes.

•                                          The Global Crossing Technical Support Department must be contacted immediately if access to Global Crossing information or systems exceeds access authorizations for a System ID.

•                                          The Global Crossing Technical Support Department must be contacted when access to information, systems or use of a System ID is no longer required.

•                                          System ID Users must comply with all instructions issued by Global Crossing security administrators or authorized management representatives with respect to the use of, or password change for, any System ID.

Unacceptable Use

1.                                                               Users are not allowed to use any Global Crossing system for personal, illegal, or unauthorized uses or non-Business Purposes.

Unacceptable activities and use include, but are not limited to:

•                                          Personal recreational activities

•                                          Personal business

•                                          Sending, receiving, transferring, or storing any material contrary to any Global Crossing policy.

•                                          Using a computer system to violate any Global Crossing policy.

•                                          Configuring any Global Crossing system in any way to limit access (without authorization) or withholding encryption keys, access passwords, or any other security keys from authorized Global Crossing representatives.

•                                          Removing without authorization, withholding return, hiding or disguising, etc. any computer, communications, or electronic system.

2.                                                               It is not acceptable to use Global Crossing services or facilities for any purpose which violates federal, state or local laws, or to transmit any communication which would likely be offensive to any recipients, including without limitation:

•                                          Sending, receiving, transferring, or storing proprietary information not in accordance with the User’s business relationship with Global Crossing (including unauthorized publication of proprietary information)

•                                          Using any service or system to transmit threats

•                                          Soliciting others to break any federal, state or local laws or regulations.

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3.                                       It is not acceptable to use Global Crossing services or facilities so as to interfere with or gain access to any information a User is not authorized to access, or to disrupt Global Crossing’s or another network’s users, services or equipment.

Such interference or disruption includes, but is not limited to:

•                                          Using System IDs or passwords that are not assigned to the User

•                                          Attempting to access information to which the User has not been granted access

•                                          Exceeding normal User privileges or using privileges for unauthorized acts

•                                          Probing or tampering with any security feature or file

•                                          Modifying, copying, or deleting any security related file without written or electronic authorization

•                                          Exploiting or disclosing (except to the Global Crossing Environment Safety & Security Department) any security vulnerability

•                                          Propagation of computer worms or viruses

•                                          Transmissions of any type or quantity that causes disruption of service to others

•                                          Using network access to make unauthorized entry, or any other unacceptable use, to other computational, information or communications devices or resources

•                                          Sending, receiving, transferring, storing, or using sniffers, spoofers, hacking scripts, counterfeiting software, etc. (commonly known as burglary tools)

Enforcement and Violations

The Global Crossing Environment Safety & Security Department will investigate alleged violations of this Acceptable Use Policy. Global Crossing intends to comply with all federal, state and local regulations that require reporting of illegal activities to law enforcement officials and if Global Crossing becomes aware of illegal activities, Global Crossing reserves the right to notify the appropriate law enforcement agencies.

Violations of this policy may result in cancellation of User/System IDs, access to Global Crossing systems or facilities and termination of the underlying business relationship between Global Crossing and the User’s organization.

Global Crossing reserves the right to modify this policy at any time with or without prior notice.

Telephone Number to report concerns: GCESS Hotline: 1-800-224-3804

II.            Letter of Agency Requirements.

Eschelon is solely responsible for obtaining and maintaining valid letters of agency from Presubscribed End-Users in accordance with the following:

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1.                                                               Global Crossing acknowledges that at times Eschelon may obtain End-Users through telemarketing and tape recorded third party verifications in accordance with FCC Guideline Subpart K section 64.1100 (c) as the same may be amended, interpreted or clarified (“Verbal LOA”). Eschelon understands that most LECs will not accept Verbal LOAs as valid authorization for a change of long distance carriers and agrees that for End-Users located in such LECs’ jurisdictions it will use Written LOAs. When Eschelon uses written letters of agency (“Written LOAs”) it shall use formats that comply with FCC Guideline Subpart K section 64.1150 and any state specific guidelines (such as Texas), as all of the same may be amended, interpreted or clarified. Eschelon shall retain all Verbal LOA tapes and transcripts and Written LOAs used and promptly make the originals available upon the request of Global Crossing, a LEC or a regulatory agency. Verbal LOAs and Written LOAs are collectively referred to as “LOAs”.

Call Detail Records; Electronic Date Exchange
Letter of Agency Requirements

2.                                                               Eschelon agrees that a proper and valid Verbal LOA may be used to presubscribe an End-User to Global Crossing, but that unless a Verbal LOA is accepted by the LEC or the appropriate regulatory agency as proper documentation, the Verbal LOA will not be accepted by Global Crossing as documentation with respect to any PIC or “slamming” claims. Except as it may otherwise agree in writing, Global Crossing is not obligated to “work” PIC disputes with respect to “slamming” or similar claims from End-Users. Global Crossing will, at its option, either participate in a LEC’s PIC switchback process or refer slamming inquiries to Eschelon for resolution. In either event, Global Crossing may pass through any charges imposed on Global Crossing for PIC claims related to Eschelon, including without limitation, PIC charges or any other charges and penalties imposed by a LEC or a regulatory agency with respect to such claims, plus a Global Crossing administration fee in accordance with Global Crossing’s then-current slamming policies and guidelines, which policies guidelines Global Crossing may modify from time to time upon written notice to Eschelon (collectively, “PIC Charges”). PIC Charges will be billed to Eschelon periodically on an Invoice. If any slamming claims are brought against Eschelon, then in addition to Global Crossing’s right to assess PIC Charges and to terminate the Agreement for breach, Global Crossing may suspend order processing, Electronic Exchange and the Services until the claim is resolved. Eschelon shall defend and indemnify Global Crossing against any and all claims, including without limitation, any End-User, LEC or regulatory agency claims (including “slamming claims”), arising from or related to Eschelon’s use or failure to use or provide valid LOAs.

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Exhibit D

Global Crossing Access Direct sm
Dedicated Carrier Termination Schedule

Unless otherwise stated in a pricing schedule, domestic calls are billed in six second increments and international calls in six second increments after a 30 second minimum (Mexico calls are billed in one minute increments).

1.                                       For domestic and international traffic originating from Eschelon’s switch, Eschelon shall pay the applicable rates set out in the attached pricing schedules.

2.                                       Each DS-1 circuit interconnecting Eschelon to one of the Global Crossing POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of *** minutes. Global Crossing may add or delete a POP at any time upon written notice. If a circuit experiences a minimum shortfall over two consecutive Billing Cycles, Global Crossing may provide Eschelon with written notice of such fact and of Global Crossing’s intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Eschelon shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

3.                                       Unless otherwise agreed by Global Crossing in writing, Eschelon shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Global Crossing’s equipment and network.

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Exhibit D(a)

Global Crossing Access Direct sm

Carrier Domestic Termination Service

(Customer Specific)

INTERSTATE

***
LATA	City	State	Tier A	Tier B	Tier C
120	Portland	ME	***	***	***
122	Nashua	NH	***	***	***
124	Burlington	VT	***	***	***
126	Springfield	MA	***	***	***
128	Boston	MA	***	***	***
130	Providence	RI	***	***	***
132	New York City	NY	***	***	***
133	Poughkeepsie	NY	***	***	***
134	Albany	NY	***	***	***
136	Syracuse	NY	***	***	***
138	Binghamton	NY	***	***	***
140	Buffalo	NY	***	***	***
220	Atlantic City	NJ	***	***	***
222	Camden	NJ	***	***	***
224	Newark	NJ	***	***	***
226	Harrisburg	PA	***	***	***
228	Philadelphia	PA	***	***	***
230	Altoona	PA	***	***	***
232	Scranton	PA	***	***	***
234	Pittsburgh	PA	***	***	***
236	Washington	DC	***	***	***
238	Baltimore	MD	***	***	***
240	Hagerstown	MD	***	***	***
242	Salisbury	MD	***	***	***
244	Roanoke	VA	***	***	***
246	Fredericksburg	VA	***	***	***
248	Richmond	VA	***	***	***
250	Lynchburg	VA	***	***	***
252	Norfolk	VA	***	***	***
254	Charleston	WV	***	***	***
256	Wheeling	WV	***	***	***
320	Cleveland	OH	***	***	***
322	Youngstown	OH	***	***	***
324	Columbus	OH	***	***	***
325	Akron	OH	***	***	***
326	Toledo	OH	***	***	***
328	Dayton	OH	***	***	***
330	Evansville	IN	***	***	***
332	South Bend	IN	***	***	***
334	Fort Wayne	IN	***	***	***

Tier A = RBOC                   Tier B = CITC                      Tier C = NECA

Billing Increments: 6 second initial/6 second increments

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***
LATA	City	State	Tier A	Tier B	Tier C
336	Indianapolis	IN	***	***	***
338	Vincennes	IN	***	***	***
340	Detroit	MI	***	***	***
342	Marquette	MI	***	***	***
344	Saginaw	MI	***	***	***
346	Lansing	MI	***	***	***
348	Grand Rapids	MI	***	***	***
350	Green Bay	WI	***	***	***
352	Eau Claire	WI	***	***	***
354	Madison	WI	***	***	***
356	Milwaukee	WI	***	***	***
358	Chicago	IL	***	***	***
360	Rockford	IL	***	***	***
362	Cairo/Mound City	IL	***	***	***
364	Sterling/Dekalb	IL	***	***	***
366	Bloomington	IL	***	***	***
368	Peoria	IL	***	***	***
370	Champ-Urbana	IL	***	***	***
374	Springfield	IL	***	***	***
376	Quincy	IL	***	***	***
420	Asheville	NC	***	***	***
422	Charlotte	NC	***	***	***
424	Greensboro	NC	***	***	***
426	Raleigh	NC	***	***	***
428	Wilmington	NC	***	***	***
430	Greenville	SC	***	***	***
432	Florence	SC	***	***	***
434	Columbia	SC	***	***	***
436	Charleston	SC	***	***	***
438	Atlanta	GA	***	***	***
440	Savannah	GA	***	***	***
442	Augusta	GA	***	***	***
444	Albany	GA	***	***	***
446	Macon	GA	***	***	***
448	Pensacola	FL	***	***	***
450	Panama City	FL	***	***	***
452	Jacksonville	FL	***	***	***
454	Gainesville	FL	***	***	***
456	Daytona Beach	FL	***	***	***
458	Orlando	FL	***	***	***
460	Miami	FL	***	***	***

Billing Increments: 6 second initial/6 second increments

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***
LATA	City	State	Tier A	Tier B	Tier C
462	Louisville	KY	***	***	***
464	Madisonville	KY	***	***	***
466	Lexington	KY	***	***	***
468	Memphis	TN	***	***	***
470	Nashville	TN	***	***	***
472	Chattanooga	TN	***	***	***
474	Knoxville	TN	***	***	***
476	Birmingham	AL	***	***	***
477	Huntsville	AL	***	***	***
478	Montgomery	AL	***	***	***
480	Mobile	AL	***	***	***
482	Jackson	MS	***	***	***
484	Gulfport	MS	***	***	***
486	Shreveport	LA	***	***	***
488	Lake Charles	LA	***	***	***
490	New Orleans	LA	***	***	***
492	Baton Rouge	LA	***	***	***
520	St. Louis	MO	***	***	***
521	Jefferson City	MO	***	***	***
522	Springfield	MO	***	***	***
524	Kansas City	MO	***	***	***
526	Fort Smith	AR	***	***	***
528	Little Rock	AR	***	***	***
530	Pine Bluff	AR	***	***	***
532	Wichita	KS	***	***	***
534	Topeka	KS	***	***	***
536	Oklahoma City	OK	***	***	***
538	Tulsa	OK	***	***	***
540	El Paso	TX	***	***	***
542	Midland	TX	***	***	***
544	Lubbock	TX	***	***	***
546	Amarillo	TX	***	***	***
548	Wichita Falls	TX	***	***	***
550	Abilene	TX	***	***	***
552	Dallas	TX	***	***	***
554	Longview	TX	***	***	***
556	Waco	TX	***	***	***
558	Austin	TX	***	***	***
560	Houston	TX	***	***	***
562	Beaumont	TX	***	***	***
564	Corpus Christi	TX	***	***	***

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
566	San Antonio	TX	***	***	***
568	Harlingen	TX	***	***	***
570	Bryan	TX	***	***	***
620	Rochester	MN	***	***	***
624	Duluth	MN	***	***	***
626	St. Cloud	MN	***	***	***
628	Minneapolis	MN	***	***	***
630	Sioux City	IA	***	***	***
632	Des Moines	IA	***	***	***
634	Davenport	IA	***	***	***
635	Cedar Rapids	IA	***	***	***
636	Fargo	ND	***	***	***
638	Bismarck	ND	***	***	***
640	Sioux Falls	SD	***	***	***
644	Omaha	NE	***	***	***
646	Grand Island	NE	***	***	***
648	Helena	MT	***	***	***
650	Billings	MT	***	***	***
652	Boise	ID	***	***	***
654	Cheyenne	WY	***	***	***
656	Denver	CO	***	***	***
658	Colorado Spgs	CO	***	***	***
660	Salt Lake Cty	UT	***	***	***
664	Albuquerque	NM	***	***	***
666	Phoenix	AZ	***	***	***
668	Tucson	AZ	***	***	***
670	Eugene	OR	***	***	***
672	Portland	OR	***	***	***
674	Seattle	WA	***	***	***
676	Spokane	WA	***	***	***
720	Reno	NV	***	***	***
721	Las Vegas	NV	***	***	***
722	San Francisco	CA	***	***	***
724	Redding/Chico	CA	***	***	***
726	Sacramento	CA	***	***	***
728	Fresno	CA	***	***	***
730	Los Angeles	CA	***	***	***
732	San Diego	CA	***	***	***
734	Bakersfield	CA	***	***	***
736	Monterey/Salin.	CA	***	***	***
738	Stockton	CA	***	***	***

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
740	S. Luis Obispo	CA	***	***	***
920	Hartford	CT	***	***	***
921	Fishers Island	NY	***	***	***
922	Cincinnati	OH	***	***	***
923	Lima	OH	***	***	***
924	Erie	PA	***	***	***
927	Harrisonburg	VA	***	***	***
928	Charlottesvl	VA	***	***	***
929	Edinburg	VA	***	***	***
930	Eppes Fork	NC	***	***	***
932	Bluefield	WV	***	***	***
937	Richmond	IN	***	***	***
938	Terre Haute	IN	***	***	***
939	Fort Myers	FL	***	***	***
949	Fayetteville	NC	***	***	***
951	Rocky Mount	NC	***	***	***
952	Tampa	FL	***	***	***
953	Tallahassee	FL	***	***	***
955	Dothan	AL	***	***	***
956	Kingsport	TN	***	***	***
958	Lincoln	NE	***	***	***
960	Coeur D’ Alene	ID	***	***	***
961	San Angelo	TX	***	***	***
963	Kalispell	MT	***	***	***
973	Palm Springs	CA	***	***	***
974	Rochester	NY	***	***	***
976	Matoon	IL	***	***	***
977	Galesburg	IL	***	***	***
978	Olney	IL	***	***	***
980	Tsaile	AZ	***	***	***
981	Monument Valley	UT	***	***	***

Off-Shore

820	Puerto Rico	PR	***	***	***
822	Virgin Islands	USVI	***	***	***
832	Alaska	AK	***	***	***
834	Hawaii	HI	***	***	***

Directory Assistance         *** per call

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
120	Portland	ME	***	***	***
122	Nashua	NH	***	***	***
124	Burlington	VT	***	***	***
126	Springfield	MA	***	***	***
128	Boston	MA	***	***	***
130	Providence	RI	***	***	***
132	New York City	NY	***	***	***
133	Poughkeepsie	NY	***	***	***
134	Albany	NY	***	***	***
136	Syracuse	NY	***	***	***
138	Binghamton	NY	***	***	***
140	Buffalo	NY	***	***	***
220	Atlantic City	NJ	***	***	***
222	Camden	NJ	***	***	***
224	Newark	NJ	***	***	***
226	Harrisburg	PA	***	***	***
228	Philadelphia	PA	***	***	***
230	Altoona	PA	***	***	***
232	Scranton	PA	***	***	***
234	Pittsburgh	PA	***	***	***
236	Washington	DC	***	***	***
238	Baltimore	MD	***	***	***
240	Hagerstown	MD	***	***	***
242	Salisbury	MD	***	***	***
244	Roanoke	VA	***	***	***
246	Fredericksburg	VA	***	***	***
248	Richmond	VA	***	***	***
250	Lynchburg	VA	***	***	***
252	Norfolk	VA	***	***	***
254	Charleston	WV	***	***	***
256	Wheeling	WV	***	***	***
320	Cleveland	OH	***	***	***
322	Youngstown	OH	***	***	***
324	Columbus	OH	***	***	***
325	Akron	OH	***	***	***
326	Toledo	OH	***	***	***
328	Dayton	OH	***	***	***
330	Evansville	IN	***	***	***
332	South Bend	IN	***	***	***
334	Fort Wayne	IN	***	***	***

Tier A = RBOC                   Tier B = CITC                      Tier C = NECA

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
336	Indianapolis	IN	***	***	***
338	Vincennes	IN	***	***	***
340	Detroit	MI	***	***	***
342	Marquette	MI	***	***	***
344	Saginaw	MI	***	***	***
346	Lansing	MI	***	***	***
348	Grand Rapids	MI	***	***	***
350	Green Bay	WI	***	***	***
352	Eau Claire	WI	***	***	***
354	Madison	WI	***	***	***
356	Milwaukee	WI	***	***	***
358	Chicago	IL	***	***	***
360	Rockford	IL	***	***	***
362	Cairo/Mound City	IL	***	***	***
364	Sterling/Dekalb	IL	***	***	***
366	Bloomington	IL	***	***	***
368	Peoria	IL	***	***	***
370	Champ-Urbana	IL	***	***	***
374	Springfield	IL	***	***	***
376	Quincy	IL	***	***	***
420	Asheville	NC	***	***	***
422	Charlotte	NC	***	***	***
424	Greensboro	NC	***	***	***
426	Raleigh	NC	***	***	***
428	Wilmington	NC	***	***	***
430	Greenville	SC	***	***	***
432	Florence	SC	***	***	***
434	Columbia	SC	***	***	***
436	Charleston	SC	***	***	***
438	Atlanta	GA	***	***	***
440	Savannah	GA	***	***	***
442	Augusta	GA	***	***	***
444	Albany	GA	***	***	***
446	Macon	GA	***	***	***
448	Pensacola	FL	***	***	***
450	Panama City	FL	***	***	***
452	Jacksonville	FL	***	***	***
454	Gainesville	FL	***	***	***
456	Daytona Beach	FL	***	***	***
458	Orlando	FL	***	***	***
460	Miami	FL	***	***	***

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
462	Louisville	KY	***	***	***
464	Madisonville	KY	***	***	***
466	Lexington	KY	***	***	***
468	Memphis	TN	***	***	***
470	Nashville	TN	***	***	***
472	Chattanooga	TN	***	***	***
474	Knoxville	TN	***	***	***
476	Birmingham	AL	***	***	***
477	Huntsville	AL	***	***	***
478	Montgomery	AL	***	***	***
480	Mobile	AL	***	***	***
482	Jackson	MS	***	***	***
484	Gulfport	MS	***	***	***
486	Shreveport	LA	***	***	***
488	Lake Charles	LA	***	***	***
490	New Orleans	LA	***	***	***
492	Baton Rouge	LA	***	***	***
520	St. Louis	MO	***	***	***
521	Jefferson City	MO	***	***	***
522	Springfield	MO	***	***	***
524	Kansas City	MO	***	***	***
526	Fort Smith	AR	***	***	***
528	Little Rock	AR	***	***	***
530	Pine Bluff	AR	***	***	***
532	Wichita	KS	***	***	***
534	Topeka	KS	***	***	***
536	Oklahoma City	OK	***	***	***
538	Tulsa	OK	***	***	***
540	El Paso	TX	***	***	***
542	Midland	TX	***	***	***
544	Lubbock	TX	***	***	***
546	Amarillo	TX	***	***	***
548	Wichita Falls	TX	***	***	***
550	Abilene	TX	***	***	***
552	Dallas	TX	***	***	***
554	Longview	TX	***	***	***
556	Waco	TX	***	***	***
558	Austin	TX	***	***	***
560	Houston	TX	***	***	***
562	Beaumont	TX	***	***	***
564	Corpus Christi	TX	***	***	***

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
566	San Antonio	TX	***	***	***
568	Harlingen	TX	***	***	***
570	Bryan	TX	***	***	***
620	Rochester	MN	***	***	***
624	Duluth	MN	***	***	***
626	St. Cloud	MN	***	***	***
628	Minneapolis	MN	***	***	***
630	Sioux City	IA	***	***	***
632	Des Moines	IA	***	***	***
634	Davenport	IA	***	***	***
635	Cedar Rapids	IA	***	***	***
636	Fargo	ND	***	***	***
638	Bismarck	ND	***	***	***
640	Sioux Falls	SD	***	***	***
644	Omaha	NE	***	***	***
646	Grand Island	NE	***	***	***
648	Helena	MT	***	***	***
650	Billings	MT	***	***	***
652	Boise	ID	***	***	***
654	Cheyenne	WY	***	***	***
656	Denver	CO	***	***	***
658	Colorado Spgs	CO	***	***	***
660	Salt Lake Cty	UT	***	***	***
664	Albuquerque	NM	***	***	***
666	Phoenix	AZ	***	***	***
668	Tucson	AZ	***	***	***
670	Eugene	OR	***	***	***
672	Portland	OR	***	***	***
674	Seattle	WA	***	***	***
676	Spokane	WA	***	***	***
720	Reno	NV	***	***	***
721	Las Vegas	NV	***	***	***
722	San Francisco	CA	***	***	***
724	Redding/Chico	CA	***	***	***
726	Sacramento	CA	***	***	***
728	Fresno	CA	***	***	***
730	Los Angeles	CA	***	***	***
732	San Diego	CA	***	***	***
734	Bakersfield	CA	***	***	***
736	Monterey/Salin.	CA	***	***	***
738	Stockton	CA	***	***	***

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
740	S. Luis Obispo	CA	***	***	***
920	Hartford	CT	***	***	***
921	Fishers Island	NY	***	***	***
922	Cincinnati	OH	***	***	***
923	Lima	OH	***	***	***
924	Erie	PA	***	***	***
927	Harrisonburg	VA	***	***	***
928	Charlottesvl	VA	***	***	***
929	Edinburg	VA	***	***	***
930	Eppes Fork	NC	***	***	***
932	Bluefield	WV	***	***	***
937	Richmond	IN	***	***	***
938	Terre Haute	IN	***	***	***
939	Fort Myers	FL	***	***	***
949	Fayetteville	NC	***	***	***
951	Rocky Mount	NC	***	***	***
952	Tampa	FL	***	***	***
953	Tallahassee	FL	***	***	***
955	Dothan	AL	***	***	***
956	Kingsport	TN	***	***	***
958	Lincoln	NE	***	***	***
960	Coeur D’ Alene	ID	***	***	***
961	San Angelo	TX	***	***	***
963	Kalispell	MT	***	***	***
973	Palm Springs	CA	***	***	***
974	Rochester	NY	***	***	***
976	Matoon	IL	***	***	***
977	Galesburg	IL	***	***	***
978	Olney	IL	***	***	***
980	Tsaile	AZ	***	***	***
981	Monument Valley	UT	***	***	***

Directory Assistance       *** per call

Billing Increments: 6 second initial/6 second increments

8/04/00	Initials

Initials

Global Crossing Access Direct sm

Dedicated Carrier Termination

International Services Schedule

Unless otherwise stated, international calls are billed in six second increments after a 30 second minimum with the exception of Mexico calls that are billed in full minute increments.

1.                                       For Global Crossing Access Direct Dedicated Carrier Termination International Services, Eschelon shall pay the international rates set out in the attached pricing schedules.

2.                                       For International Directory Assistance Services, if available, Eschelon shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

8/04/00	Initials

Initials

Exhibit E(a)

Global Crossing Access Direct sm

Carrier Termination International Service

(Customer Specific)

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
684	American Samoa	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla (NPA:264)	***
672	Antarctica - Casey	***
672	Antarctica - Scott	***
1268	Antigua/Barbuda (NPA:68)	***
54	Argentina	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
297	Aruba	***
247	Ascension Island	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas (NPA:242)	***
973	Bahrain	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados (NPA:246)	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda (NPA:441)	***
975	Bhutan	***
591	Bolivia	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
267	Botswana	***
55	Brazil	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands (NPA:284)	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkino Faso	***
95	Burma/Myanmar	***
257	Burundi	***
257(C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(X)	Cameroon (Audiotext)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands (NPA:345)	***
236	Central African Republic	***
235	Chad Republic	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(S)	Chile (Special Services)	***
86	China Prc	***
86(C)	China (Cellular)	***
61(9164	Christmas Island	***
61(9162	Cocos-Kelling Island	***
57	Colombia	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
682	Cook Islands	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular	***
385	Croatia	***
53	Cuba	***
357	Cyprus	***
357(C)	Cyprus (Cellular)	***
42	Czech Republic	***
42(S)	Czech Republic (Special Services)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica (NPA:767)	***
1809	Dominican Republic (NPA:809)	***
1474	Dominican Republic	***
593	Ecuador	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***

Billing Increment:                                          30 second initial/6 second increments for all countries except Mexico; Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Falkland Islands	***
679	Fiji Islands	***
679(X)	Fiji Islands (Audiotext)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(X)	Georgia (Audiotext)	***
49	Germany	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
686	Gilbert Island	***
30	Greece	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada (NPA:473)	***
590	Guadeloupe	***
671	Guam	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***
592(X)	Guyana (Audiotext)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(S)	Hong Kong (Special	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(S)	India (Special Services)	***
62	Indonesia	***
871	Inmarsat (AOR)	***
873	Inmarsat (IOR)	***
872	Inmarsat (POR)	***
874	Inmarsat (WAT)	***
98	Iran	***
964	Iraq	***
353	Ireland	***
353(C)	Ireland (Cellular)	***
881(6)	Iridium (6)	***
881(7)	Iridium (7)	***
972	Israel	***
972(C)	Israel (Cellular)	***
39	Italy	***
39(C)	Italy	***
225	Ivory Coast	***
1876	Jamaica (NPA:876)	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(3)	Japan - Tokyo	***
81(C)	Japan (Cellular)	***
81(M)	Japan (Military)	***
962	Jordan	***
962C)	Jordan (Cellular)	***
7(31-33)	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686(C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kyrgyzstan	***
996(C)	Kyrgyzstan (Cellular)	***

Billing Increment:                                          30 second initial/6 second increments for all countries except Mexico; Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(S)	Madagascar (Special	***
365	Malawi	***
60	Malaysia	***
60(C)	Malaysia (Cellular)	***
960	Maldives, Republic of	***
960(C)	Maldives (Cellular)	***
223	Mali Republic	***
356	Malta Republic	***
356(C)	Malta Republic (Cellular)	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mayotte Island (Comoros)	***
691	Micronesia	***
373	Moldava	***
373(C)	Moldava (Cellular)	***
377	Monaco	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat (NPA:664)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
264	Namibia	***
674	Nauru	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
31	Netherlands	***
31(C)	Netherlands (Cellular)	***
1869	Nevis (NPA:869)	***
687	New Caledonia	***
64	New Zealand	***
64(C)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(X)	Niue Island (Audiotext)	***
672	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines - Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***

Billing Increment:                                          30 second initial/6 second increments for all countries except Mexico; Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
670	Saipan	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(C)	Senegal (Cellular)	***
248	Seychelles Island	***
248(C)	Seychelles Island (Cellular)	***
232	Sierra Leone	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Solomon Islands	***
677(C)	Solomon Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34(C)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	ST. Helena	***
1869	ST. Kitts (NPA: 869)	***
1758	ST. Lucia (NPA: 758)	***
508	ST. Pierre & Miquelon	***
1784	ST. Vincent-Grenadines (NPA: 784)	***
1784(C)	ST. Vincent (Cellular)	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(C)	Taiwan (Cellular)	***
992	Tajikistan	***
992(C)	Tajikistan (Cellular)	***
255	Tanzania	***
66	Thailand	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago (NPA: 868)	***
1868(C)	Trinidad & Tobago (Cellular)	***
216	Tunisia	***
90	Turkey	***
90(C)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands (NPA: 649)	***
688	Tuvalu	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(C)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(X)	Vanuatu Republic (Audiotext)	***
379	Vatican City	***
58	Venezuela	***
58(C)	Venezuela (Cellular)	***
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis & Futuna Island	***
685	Western Samoa	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263(C)	Zimbabwe (Cellular)	***
***

Billing Increment:                                          30 second initial/6 second increments for all countries except Mexico; Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CC	MEXICO	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

CANADA

NPA	PROVINCE	Rate Per Minute
204	Manitoba	***
250	British Columbia	***
306	Saskatchewan	***
403	Alberta	***
416	Ontario	***
418	Quebec	***
450	Quebec	***
506	New Brunswick	***
514	Quebec	***
519	Ontario	***
604	British Columbia	***
613	Ontario	***
705	Ontario	***
709	Newfoundland	***
780	Alberta	***
807	Ontario	***
819	Quebec	***
867	Yukon/North West Territory	***
902	Nova Scotia/Prince Edward Is.	***
905	Ontario	***

Audiotext (all other countries not listed above)	***

Billing Increment:                                          30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

Exhibit F

Global Crossing Access Direct sm

Carrier Toll Free Transport Schedule

Billing increments for domestic and offshore calls will be six second increments (calls from Canada will be billed in six second increments after a 30 second minimum.

1.     In order to protect the integrity of its network Global Crossing may, without liability, temporarily block any Toll-Free Number having usage surges. Global Crossing agrees to use reasonable efforts to promptly notify Eschelon after blockage has occurred.

2.     At Eschelon’s written request and to the extent available to Global Crossing, Toll-Free Directory Assistance is available for Global Crossing Toll-Free Numbers only. Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Global Crossing is subject to the policies and procedures promulgated from time to time by such third party. Eschelon understands that any Global Crossing Toll-Free Number listed with Toll-Free Directory Assistance is not published in any written directory, but is only available on a call-in basis.

3.     The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Global Crossing policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

4.     Eschelon acknowledges and agrees that call records detail (CDR) for Toll-Free Carrier Transport it receives from Global Crossing may not match billable CDR’s from Eschelon’s switch as Global Crossing bills Eschelon for all calls completed to their switch at Time point 7 minus Time point 1, (regardless of whether the call is completed to the called party).

8/04/00	Initials

Initials

Exhibit F(a)

Global Crossing Access Direct sm

Carrier Toll Free Transport Service

(Customer Specific)

INTERSTATE

***
LATA	City	State	Tier A	Tier B	Tier C
120	Portland	ME	***	***	***
122	Nashua	NH	***	***	***
124	Burlington	VT	***	***	***
126	Springfield	MA	***	***	***
128	Boston	MA	***	***	***
130	Providence	RI	***	***	***
132	New York City	NY	***	***	***
133	Poughkeepsie	NY	***	***	***
134	Albany	NY	***	***	***
136	Syracuse	NY	***	***	***
138	Binghamton	NY	***	***	***
140	Buffalo	NY	***	***	***
220	Atlantic City	NJ	***	***	***
222	Camden	NJ	***	***	***
224	Newark	NJ	***	***	***
226	Harrisburg	PA	***	***	***
228	Philadelphia	PA	***	***	***
230	Altoona	PA	***	***	***
232	Scranton	PA	***	***	***
234	Pittsburgh	PA	***	***	***
236	Washington	DC	***	***	***
238	Baltimore	MD	***	***	***
240	Hagerstown	MD	***	***	***
242	Salisbury	MD	***	***	***
244	Roanoke	VA	***	***	***
246	Fredericksburg	VA	***	***	***
248	Richmond	VA	***	***	***
250	Lynchburg	VA	***	***	***
252	Norfolk	VA	***	***	***
254	Charleston	WV	***	***	***
256	Wheeling	WV	***	***	***
320	Cleveland	OH	***	***	***
322	Youngstown	OH	***	***	***
324	Columbus	OH	***	***	***
325	Akron	OH	***	***	***
326	Toledo	OH	***	***	***
328	Dayton	OH	***	***	***
330	Evansville	IN	***	***	***
332	South Bend	IN	***	***	***
334	Fort Wayne	IN	***	***	***

Tier A=RBOC                   Tier B=CITC                        Tier C=NECA

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/second increments

Canada = 30 second initial / 6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
336	Indianapolis	IN	***	***	***
338	Vincennes	IN	***	***	***
340	Detroit	MI	***	***	***
342	Marquette	MI	***	***	***
344	Saginaw	MI	***	***	***
346	Lansing	MI	***	***	***
348	Grand Rapids	MI	***	***	***
350	Green Bay	WI	***	***	***
352	Eau Claire	WI	***	***	***
354	Madison	WI	***	***	***
356	Milwaukee	WI	***	***	***
358	Chicago	IL	***	***	***
360	Rockford	IL	***	***	***
362	Cairo/Mound Cty	IL	***	***	***
364	Sterling/Dekalb	IL	***	***	***
366	Bloomington	IL	***	***	***
368	Peoria	IL	***	***	***
370	Champ-Urbana	IL	***	***	***
374	Springfield	IL	***	***	***
376	Quincy	IL	***	***	***
420	Asheville	NC	***	***	***
422	Charlotte	NC	***	***	***
424	Greensboro	NC	***	***	***
426	Raleigh	NC	***	***	***
428	Wilmington	NC	***	***	***
430	Greenville	SC	***	***	***
432	Florence	SC	***	***	***
434	Columbia	SC	***	***	***
436	Charleston	SC	***	***	***
438	Atlanta	GA	***	***	***
440	Savannah	GA	***	***	***
442	Augusta	GA	***	***	***
444	Albany	GA	***	***	***
446	Macon	GA	***	***	***
448	Pensacola	FL	***	***	***
450	Panama City	FL	***	***	***
452	Jacksonville	FL	***	***	***
454	Gainesville	FL	***	***	***
456	Daytona Beach	FL	***	***	***
458	Orlando	FL	***	***	***
460	Miami	FL	***	***	***

Billing Increements: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
462	Louisville	KY	***	***	***
464	Madisonville	KY	***	***	***
466	Lexington	KY	***	***	***
468	Memphis	TN	***	***	***
470	Nashville	TN	***	***	***
472	Chattanooga	TN	***	***	***
474	Knoxville	TN	***	***	***
476	Birmingham	AL	***	***	***
477	Huntsville	AL	***	***	***
478	Montgomery	AL	***	***	***
480	Mobile	AL	***	***	***
482	Jackson	MS	***	***	***
484	Gulfport	MS	***	***	***
486	Shreveport	LA	***	***	***
488	Lake Charles	LA	***	***	***
490	New Orleans	LA	***	***	***
492	Baton Rouge	LA	***	***	***
520	St. Louis	MO	***	***	***
521	Jefferson City	MO	***	***	***
522	Springfield	MO	***	***	***
524	Kansas City	MO	***	***	***
526	Fort Smith	AR	***	***	***
528	Little Rock	AR	***	***	***
530	Pine Bluff	AR	***	***	***
532	Wichita	KS	***	***	***
534	Topeka	KS	***	***	***
536	Oklahoma City	OK	***	***	***
538	Tulsa	OK	***	***	***
540	El Paso	TX	***	***	***
542	Midland	TX	***	***	***
544	Lubbock	TX	***	***	***
546	Amarillo	TX	***	***	***
548	Wichita Falls	TX	***	***	***
550	Abilene	TX	***	***	***
552	Dallas	TX	***	***	***
554	Longview	TX	***	***	***
556	Waco	TX	***	***	***
558	Austin	TX	***	***	***
560	Houston	TX	***	***	***
562	Beaumont	TX	***	***	***
564	Corpus Christi	TX	***	***	***

Billing Increements: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
566	San Antonio	TX	***	***	***
568	Harlingen	TX	***	***	***
570	Bryan	TX	***	***	***
620	Rochester	MN	***	***	***
624	Duluth	MN	***	***	***
626	St. Cloud	MN	***	***	***
628	Minneapolis	MN	***	***	***
630	Sioux City	IA	***	***	***
632	Des Moines	IA	***	***	***
634	Davenport	IA	***	***	***
635	Cedar Rapids	IA	***	***	***
636	Fargo	ND	***	***	***
638	Bismarck	ND	***	***	***
640	Sioux Falls	SD	***	***	***
644	Omaha	NE	***	***	***
646	Grand Island	NE	***	***	***
648	Helena	MT	***	***	***
650	Billings	MT	***	***	***
652	Boise	ID	***	***	***
654	Cheyenne	WY	***	***	***
656	Denver	CO	***	***	***
658	Colorado Spgs	CO	***	***	***
660	Salt Lake Cty	UT	***	***	***
664	Albuquerque	NM	***	***	***
666	Phoenix	AZ	***	***	***
668	Tucson	AZ	***	***	***
670	Eugene	OR	***	***	***
672	Portland	OR	***	***	***
674	Seattle	WA	***	***	***
676	Spokane	WA	***	***	***
720	Reno	NV	***	***	***
721	Las Vegas	NV	***	***	***
722	San Francisco	CA	***	***	***
724	Redding/Chico	CA	***	***	***
726	Sacramento	CA	***	***	***
728	Fresno	CA	***	***	***
730	Los Angeles	CA	***	***	***
732	San Diego	CA	***	***	***
734	Bakersfield	CA	***	***	***
736	Monterey/Salin.	CA	***	***	***
738	Stockton	CA	***	***	***

Billing Increements: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
740	S. Luis Obispo	CA	***	***	***
920	Hartford	CT	***	***	***
921	Fishers Island	NY	***	***	***
922	Cincinnati	OH	***	***	***
923	Lima	OH	***	***	***
924	Erie	PA	***	***	***
927	Harrisonburg	VA	***	***	***
928	Charlottesvl	VA	***	***	***
929	Edinburg	VA	***	***	***
930	Eppes Fork	NC	***	***	***
932	Bluefield	WV	***	***	***
937	Richmond	IN	***	***	***
938	Terre Haute	IN	***	***	***
939	Fort Myers	FL	***	***	***
949	Fayetteville	NC	***	***	***
951	Rocky Mount	NC	***	***	***
952	Tampa	FL	***	***	***
953	Tallahassee	FL	***	***	***
955	Dothan	AL	***	***	***
956	Kingsport	TN	***	***	***
958	Lincoln	NE	***	***	***
960	Coeur D’Alene	ID	***	***	***
961	San Angelo	TX	***	***	***
963	Kalispell	MT	***	***	***
973	Palm Springs	CA	***	***	***
974	Rochester	NY	***	***	***
976	Matoon	IL	***	***	***
977	Galesburg	IL	***	***	***
978	Olney	IL	***	***	***
980	Tsaile	AZ	***	***	***
981	Monument Valley	UT	***	***	***

Off-Shore                                         Alaska Origination                                            ***

Hawaii Origination                                             ***

PR/USVI Origination                                  ***

Guam Origination   ***

Saipan Origination                                             ***

Canada                                                         Origination                                                                                   ***

Note:      Global Crossing bills the Carrier for all calls completed to their switch, regardless if the call is completed to the called party.

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

Exhibit F(b)

Global Crossing Access Direct sm

Carrier Toll Free Transport Service

(Customer Specific)

***
LATA	City	State	Tier A	Tier B	Tier C
120	Portland	ME	***	***	***
122	Nashua	NH	***	***	***
124	Burlington	VT	***	***	***
126	Springfield	MA	***	***	***
128	Boston	MA	***	***	***
130	Providence	RI	***	***	***
132	New York City	NY	***	***	***
133	Poughkeepsie	NY	***	***	***
134	Albany	NY	***	***	***
136	Syracuse	NY	***	***	***
138	Binghamton	NY	***	***	***
140	Buffalo	NY	***	***	***
220	Atlantic City	NJ	***	***	***
222	Camden	NJ	***	***	***
224	Newark	NJ	***	***	***
226	Harrisburg	PA	***	***	***
228	Philadelphia	PA	***	***	***
230	Altoona	PA	***	***	***
232	Scranton	PA	***	***	***
234	Pittsburgh	PA	***	***	***
236	Washington	DC	***	***	***
238	Baltimore	MD	***	***	***
240	Hagerstown	MD	***	***	***
242	Salisbury	MD	***	***	***
244	Roanoke	VA	***	***	***
246	Fredericksburg	VA	***	***	***
248	Richmond	VA	***	***	***
250	Lynchburg	VA	***	***	***
252	Norfolk	VA	***	***	***
254	Charleston	WV	***	***	***
256	Wheeling	WV	***	***	***
320	Cleveland	OH	***	***	***
322	Youngstown	OH	***	***	***
324	Columbus	OH	***	***	***
325	Akron	OH	***	***	***
326	Toledo	OH	***	***	***
328	Dayton	OH	***	***	***
330	Evansville	IN	***	***	***
332	South Bend	IN	***	***	***
334	Fort Wayne	IN	***	***	***

Tier A=RBOC                   Tier B=CITC                        Tier C=NECA

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
336	Indianapolis	IN	***	***	***
338	Vincennes	IN	***	***	***
340	Detroit	MI	***	***	***
342	Marquette	MI	***	***	***
344	Saginaw	MI	***	***	***
346	Lansing	MI	***	***	***
348	Grand Rapids	MI	***	***	***
350	Green Bay	WI	***	***	***
352	Eau Claire	WI	***	***	***
354	Madison	WI	***	***	***
356	Milwaukee	WI	***	***	***
358	Chicago	IL	***	***	***
360	Rockford	IL	***	***	***
362	Cairo/Mound Cty	IL	***	***	***
364	Sterling/Dekalb	IL	***	***	***
366	Bloomington	IL	***	***	***
368	Peoria	IL	***	***	***
370	Champ-Urbana	IL	***	***	***
374	Springfield	IL	***	***	***
376	Quincy	IL	***	***	***
420	Asheville	NC	***	***	***
422	Charlotte	NC	***	***	***
424	Greensboro	NC	***	***	***
426	Raleigh	NC	***	***	***
428	Wilmington	NC	***	***	***
430	Greenville	SC	***	***	***
432	Florence	SC	***	***	***
434	Columbia	SC	***	***	***
436	Charleston	SC	***	***	***
438	Atlanta	GA	***	***	***
440	Savannah	GA	***	***	***
442	Augusta	GA	***	***	***
444	Albany	GA	***	***	***
446	Macon	GA	***	***	***
448	Pensacola	FL	***	***	***
450	Panama City	FL	***	***	***
452	Jacksonville	FL	***	***	***
454	Gainesville	FL	***	***	***
456	Daytona Beach	FL	***	***	***
458	Orlando	FL	***	***	***
460	Miami	FL	***	***	***

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
462	Louisville	KY	***	***	***
464	Madisonville	KY	***	***	***
466	Lexington	KY	***	***	***
468	Memphis	TN	***	***	***
470	Nashville	TN	***	***	***
472	Chattanooga	TN	***	***	***
474	Knoxville	TN	***	***	***
476	Birmingham	AL	***	***	***
477	Huntsville	AL	***	***	***
478	Montgomery	AL	***	***	***
480	Mobile	AL	***	***	***
482	Jackson	MS	***	***	***
484	Gulfport	MS	***	***	***
486	Shreveport	LA	***	***	***
488	Lake Charles	LA	***	***	***
490	New Orleans	LA	***	***	***
492	Baton Rouge	LA	***	***	***
520	St. Louis	MO	***	***	***
521	Jefferson City	MO	***	***	***
522	Springfield	MO	***	***	***
524	Kansas City	MO	***	***	***
526	Fort Smith	AR	***	***	***
528	Little Rock	AR	***	***	***
530	Pine Bluff	AR	***	***	***
532	Wichita	KS	***	***	***
534	Topeka	KS	***	***	***
536	Oklahoma City	OK	***	***	***
538	Tulsa	OK	***	***	***
540	El Paso	TX	***	***	***
542	Midland	TX	***	***	***
544	Lubbock	TX	***	***	***
546	Amarillo	TX	***	***	***
548	Wichita Falls	TX	***	***	***
550	Abilene	TX	***	***	***
552	Dallas	TX	***	***	***
554	Longview	TX	***	***	***
556	Waco	TX	***	***	***
558	Austin	TX	***	***	***
560	Houston	TX	***	***	***
562	Beaumont	TX	***	***	***
564	Corpus Christi	TX	***	***	***

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
566	San Antonio	TX	***	***	***
568	Harlingen	TX	***	***	***
570	Bryan	TX	***	***	***
620	Rochester	MN	***	***	***
624	Duluth	MN	***	***	***
626	St. Cloud	MN	***	***	***
628	Minneapolis	MN	***	***	***
630	Sioux City	IA	***	***	***
632	Des Moines	IA	***	***	***
634	Davenport	IA	***	***	***
635	Cedar Rapids	IA	***	***	***
636	Fargo	ND	***	***	***
638	Bismarck	ND	***	***	***
640	Sioux Falls	SN	***	***	***
644	Omaha	NE	***	***	***
646	Grand Island	NE	***	***	***
648	Helena	MT	***	***	***
650	Billings	MT	***	***	***
652	Boise	ID	***	***	***
654	Cheyenne	WY	***	***	***
656	Denver	CO	***	***	***
658	Colorado Spgs	CO	***	***	***
660	Salt Lake Cty	UT	***	***	***
664	Albuquerque	NM	***	***	***
666	Phoenix	AZ	***	***	***
668	Tucson	AZ	***	***	***
670	Eugene	OR	***	***	***
672	Portland	OR	***	***	***
674	Seattle	WA	***	***	***
676	Spokane	WA	***	***	***
720	Reno	NV	***	***	***
721	Las Vegas	NV	***	***	***
722	San Francisco	CA	***	***	***
724	Redding/Chico	CA	***	***	***
726	Sacramento	CA	***	***	***
728	Fresno	CA	***	***	***
730	Los Angeles	CA	***	***	***
732	San Diego	CA	***	***	***
734	Bakersfield	CA	***	***	***
736	Monterey/Salin.	CA	***	***	***
738	Stockton	CA	***	***	***

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

8/04/00	Initials

Initials

***
LATA	City	State	Tier A	Tier B	Tier C
740	S. Luis Obispo	CA	***	***	***
920	Hartford	CT	***	***	***
921	Fishers Island	NY	***	***	***
922	Cincinnati	OH	***	***	***
923	Lima	OH	***	***	***
924	Erie	PA	***	***	***
927	Harrisonburg	VA	***	***	***
928	Charlottesvl	VA	***	***	***
929	Edinburg	VA	***	***	***
930	Eppes Fork	NC	***	***	***
932	Bluefield	WV	***	***	***
937	Richmond	IN	***	***	***
938	Terre Haute	IN	***	***	***
939	Fort Myers	FL	***	***	***
949	Fayetteville	NC	***	***	***
951	Rocky Mount	NC	***	***	***
952	Tampa	FL	***	***	***
953	Tallahassee	FL	***	***	***
955	Dothan	AL	***	***	***
956	Kingsport	TN	***	***	***
958	Lincoln	NE	***	***	***
960	Coeur D’Alene	ID	***	***	***
961	San Angelo	TX	***	***	***
963	Kalispell	MT	***	***	***
973	Palm Springs	CA	***	***	***
974	Rochester	NY	***	***	***
976	Matoon	IL	***	***	***
977	Galesburg	IL	***	***	***
978	Olney	IL	***	***	***
980	Tsaile	AZ	***	***	***
981	Monument Valley	UT	***	***	***

Note:                   Global Crossing bills the Carrier for all calls completed to their switch, regardless if the call is completed to the called party.

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments

Canada = 30 second initial/6 second increments

08/04/00	Initials
Initials

Exhibit G

Global Crossing Access Direct sm

Switched Outbound Services Schedule

Unless otherwise stated in a pricing schedule, (i) domestic and offshore switched outbound calls are billed in six second increments and (ii) international switched outbound calls are billed in six second increments after a 30 second minimum (calls to Mexico are billed in one minute increments).

1.                                       Upon Eschelon’s request, Global Crossing will provide Eschelon with an available 700 number (1-700-555-XXXX) and a recorded message that identifies Eschelon to Presubscribed End-Users as their carrier.  Global Crossing will make the 700 number available for Eschelon’s use within 15 Business Days after receipt of the request. Eschelon shall pay the applicable 700 Number charges set out in Exhibit B of the Agreement.

8/04/00	Initials

Initials

Exhibit G(a)

Global Crossing Access Direct sm

Switched Outbound Service

(Customer Specific)

INTERSTATE

***
Call Types	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
	***	***	***	***	***	***	***	***	***

INTRASTATE

***
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AL	***	***	***	***	***	***	***	***	***
AR	***	***	***	***	***	***	***	***	***
AZ	***	***	***	***	***	***	***	***	***
CA	***	***	***	***	***	***	***	***	***
CO	***	***	***	***	***	***	***	***	***
CT	***	***	***	***	***	***	***	***	***
DE	***	***	***	***	***	***	***	***	***
FL	***	***	***	***	***	***	***	***	***
GA	***	***	***	***	***	***	***	***	***
IA	***	***	***	***	***	***	***	***	***
ID	***	***	***	***	***	***	***	***	***
IL	***	***	***	***	***	***	***	***	***
IN	***	***	***	***	***	***	***	***	***
KS	***	***	***	***	***	***	***	***	***
KY	***	***	***	***	***	***	***	***	***
LA	***	***	***	***	***	***	***	***	***
MA	***	***	***	***	***	***	***	***	***
MD	***	***	***	***	***	***	***	***	***
ME	***	***	***	***	***	***	***	***	***
MI	***	***	***	***	***	***	***	***	***
MN	***	***	***	***	***	***	***	***	***
MO	***	***	***	***	***	***	***	***	***
MS	***	***	***	***	***	***	***	***	***
MT	***	***	***	***	***	***	***	***	***
NC	***	***	***	***	***	***	***	***	***
ND	***	***	***	***	***	***	***	***	***
NE	***	***	***	***	***	***	***	***	***
NH	***	***	***	***	***	***	***	***	***
NJ	***	***	***	***	***	***	***	***	***

Tier A= RBOC  Tier B= CITC  Tier C= NECA

8/04/00	Initials

Initials

***
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
NM	***	***	***	***	***	***	***	***	***
NV	***	***	***	***	***	***	***	***	***
NY	***	***	***	***	***	***	***	***	***
OH	***	***	***	***	***	***	***	***	***
OK	***	***	***	***	***	***	***	***	***
OR	***	***	***	***	***	***	***	***	***
PA	***	***	***	***	***	***	***	***	***
RI	***	***	***	***	***	***	***	***	***
SC	***	***	***	***	***	***	***	***	***
SD	***	***	***	***	***	***	***	***	***
TN	***	***	***	***	***	***	***	***	***
TX	***	***	***	***	***	***	***	***	***
UT	***	***	***	***	***	***	***	***	***
VA	***	***	***	***	***	***	***	***	***
VT	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***
WI	***	***	***	***	***	***	***	***	***
WV	***	***	***	***	***	***	***	***	***
WY	***	***	***	***	***	***	***	***	***

OffShore               ***         Termination to AK, HI, USVI/PR

Directory Assistance         ***         Per Call (Domestic and Canadian)

Billing Increments             6 second initial/6 second increments

Switched Outbound

8/04/00	Initials

Initials

Exhibit H

Global Crossing Access Direct sm

Switched & Dedicated

Toll-Free Services Schedule

Unless otherwise stated in a pricing schedule, domestic calls are billed in six second increments and international calls in six second increments after a 30 second minimum (Mexico calls are billed in one minute increments.)

1.      Toll-Free Number Requirements.

A.            In order to protect the integrity of its network Global Crossing may, without liability, temporarily block any Toll-Free Number having usage surges.  Global Crossing agrees to use reasonable efforts to promptly notify Eschelon after blockage has occurred.

B.            If usage of an Toll-Free Number impacts Global Crossing in such a manner that the unbillable (non-completed) calls for such Toll-Free Number in any month are *** of the billable (completed) calls for such Toll-Free Number in that month, Global Crossing may charge Eschelon a non-discountable *** charge for each unbillable call in that month.

C.            At Eschelon’s written request and to the extent available to Global Crossing, Toll-Free Directory Assistance is available for Global Crossing Toll-Free Numbers only.  Due to the fact that Toll-Free Directory Assistance is provided through an arrangement with a third party, the provision of Toll-Free Directory Assistance by Global Crossing is subject to the policies and procedures promulgated from time to time by such third party.  Eschelon understands that any Global Crossing Toll-Free Number listed with Toll-Free Directory Assistance is not published in any written directory, but is only available on a call-in basis.

D.            The transfer of Toll-Free Numbers to another carrier is subject to the Guidelines and the Global Crossing policies and procedures for Toll-Free number/traffic transfers in effect at the time of the requested transfer.

E.             If an Toll-Free Number is blocked at Eschelon’s request, then for the period the Toll-Free Number is being blocked Global Crossing will, at Eschelon’s written request and expense, re-translate the Toll-Free Number to Eschelon’s customer service telephone number.

8/04/00	Initials

Initials

Exhibit H(a)

Global Crossing Access Direct sm

Switched Toll Free Service

(Customer Specific)

INTERSTATE

***
Call Types	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
	***	***	***	***	***	***	***	***	***

INTRASTATE

***
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
AL	***	***	***	***	***	***	***	***	***
AR	***	***	***	***	***	***	***	***	***
AZ	***	***	***	***	***	***	***	***	***
CA	***	***	***	***	***	***	***	***	***
CO	***	***	***	***	***	***	***	***	***
CT	***	***	***	***	***	***	***	***	***
DE	***	***	***	***	***	***	***	***	***
FL	***	***	***	***	***	***	***	***	***
GA	***	***	***	***	***	***	***	***	***
IA	***	***	***	***	***	***	***	***	***
ID	***	***	***	***	***	***	***	***	***
IL	***	***	***	***	***	***	***	***	***
IN	***	***	***	***	***	***	***	***	***
KS	***	***	***	***	***	***	***	***	***
KY	***	***	***	***	***	***	***	***	***
LA	***	***	***	***	***	***	***	***	***
MA	***	***	***	***	***	***	***	***	***
MD	***	***	***	***	***	***	***	***	***
ME	***	***	***	***	***	***	***	***	***
MI	***	***	***	***	***	***	***	***	***
MN	***	***	***	***	***	***	***	***	***
MO	***	***	***	***	***	***	***	***	***
MS	***	***	***	***	***	***	***	***	***
MT	***	***	***	***	***	***	***	***	***
NC	***	***	***	***	***	***	***	***	***
ND	***	***	***	***	***	***	***	***	***
NE	***	***	***	***	***	***	***	***	***
NH	***	***	***	***	***	***	***	***	***
NJ	***	***	***	***	***	***	***	***	***

Tier A= RBOC  Tier B= CITC  Tier C= NECA

8/04/00	Initials

Initials

***
State	Tier A - Tier A	Tier A - Tier B	Tier A - Tier C	Tier B - Tier A	Tier B - Tier B	Tier B - Tier C	Tier C - Tier A	Tier C - Tier B	Tier C - Tier C
NM	***	***	***	***	***	***	***	***	***
NV	***	***	***	***	***	***	***	***	***
NY	***	***	***	***	***	***	***	***	***
OH	***	***	***	***	***	***	***	***	***
OK	***	***	***	***	***	***	***	***	***
OR	***	***	***	***	***	***	***	***	***
PA	***	***	***	***	***	***	***	***	***
RI	***	***	***	***	***	***	***	***	***
SC	***	***	***	***	***	***	***	***	***
SD	***	***	***	***	***	***	***	***	***
TN	***	***	***	***	***	***	***	***	***
TX	***	***	***	***	***	***	***	***	***
UT	***	***	***	***	***	***	***	***	***
VA	***	***	***	***	***	***	***	***	***
VT	***	***	***	***	***	***	***	***	***
WA	***	***	***	***	***	***	***	***	***
WI	***	***	***	***	***	***	***	***	***
WV	***	***	***	***	***	***	***	***	***
WY	***	***	***	***	***	***	***	***	***

OffShore	***	Alaska Origination
	***	Hawaii Origination
	***	USVI/PR Origination
	***	Guam Origination
	***	Saipan Origination

Canada	***	Origination

Billing Increments:  6 second initial/6 second increments

8/04/00	Initials

Initials

Exhibit H(b)

Global Crossing Access Direct sm

Dedicated Toll Free Service

(Customer Specific)

INTERSTATE

***
Call Types	Orig From Tier A	Orig From Tier B	Orig From Tier C
	***	***	***

INTRASTATE

***
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
AL	***	***	***
AR	***	***	***
AZ	***	***	***
CA	***	***	***
CO	***	***	***
CT	***	***	***
DE	***	***	***
FL	***	***	***
GA	***	***	***
IA	***	***	***
ID	***	***	***
IL	***	***	***
IN	***	***	***
KS	***	***	***
KY	***	***	***
LA	***	***	***
MA	***	***	***
MD	***	***	***
ME	***	***	***
MI	***	***	***
MN	***	***	***
MO	***	***	***
MS	***	***	***
MT	***	***	***
NC	***	***	***
ND	***	***	***
NE	***	***	***
NH	***	***	***
NJ	***	***	***

Tier A= RBOC  Tier B= CITC  Tier C= NECA

8/04/00	Initials

Initials

INTRASTATE

***
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
NM	***	***	***
NV	***	***	***
NY	***	***	***
OH	***	***	***
OK	***	***	***
OR	***	***	***
PA	***	***	***
RI	***	***	***
SC	***	***	***
SD	***	***	***
TN	***	***	***
TX	***	***	***
UT	***	***	***
VA	***	***	***
VT	***	***	***
WA	***	***	***
WI	***	***	***
WV	***	***	***
WY	***	***	***

OffShore	***	Alaska Origination
	***	Hawaii Origination
	***	USVI/PR Origination
	***	Guam Origination
	***	Saipan Origination

Canada	***	Origination

Billing Increments:  6 second initial/6 second increments

8/04/00	Initials

Initials

Exhibit I

Global Crossing Access Direct sm

Dedicated Outbound Services Schedule

Unless otherwise stated in a pricing schedule, (i) domestic dedicated outbound calls are billed in six second increments, and (ii) international dedicated outbound calls are billed in six second increments after a 30 second minimum (calls to Mexico are billed in one minute increments).

1.             Global Crossing Access Direct Dedicated Outbound Services are available at the Global Crossing POPs set out on the attached Network Interconnection Schedule.  Global Crossing may add or delete a POP at any time upon written notice.  At Eschelon’s written request, and with Global Crossing’s written approval, Eschelon may interconnect its dedicated circuits from a Global Crossing POP to an End-User’s premise.  Eschelon is responsible for coordinating LEC installation of local loops necessary for these Services as well as installation and monthly recurring charges associated with dedicated circuits necessary for these Services.

2.             At Eschelon’s written request, Global Crossing may provide the premise equipment (the “Equipment”) to End-Users that need the same to access these Services.  Global Crossing will install and maintain the Equipment.  End-Users must sign an Equipment Agreement with Global Crossing in the format supplied or approved by Global Crossing.  Eschelon shall bear the risk of loss of the Equipment if the Equipment is not returned to Global Crossing in good working condition, normal wear and tear excepted.

3.             For the Global Crossing Access Direct Dedicated Outbound Services (domestic and international) Eschelon shall pay the rates set out in the attached pricing schedules.

4.             Each DS-1 circuit interconnecting Eschelon or an End-User to a Global Crossing POP does not have a monthly minimum minute usage requirement.  If a circuit experiences a minimum shortfall over two consecutive Billing Cycles, Global Crossing may provide Eschelon with written notice of such fact and of Global Crossing’s intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received.  Eschelon shall reimburse Global Crossing for any termination fees or charges paid by Global Crossing to the circuit provider for early disconnection of such circuit.

8/04/00	Initials

Initials

Exhibit I(a)

Global Crossing Access Direct sm

Dedicated Outbound Service

(Customer Specific)

INTERSTATE

***
Call Types	Term to Tier A	Term to Tier B	Term to Tier C
	***	***	***

INTRASTATE

***
State	Term to Tier A	Term to Tier B	Term to Tier C
AL	***	***	***
AR	***	***	***
AZ	***	***	***
CA	***	***	***
CO	***	***	***
CT	***	***	***
DE	***	***	***
FL	***	***	***
GA	***	***	***
IA	***	***	***
ID	***	***	***
IL	***	***	***
IN	***	***	***
KS	***	***	***
KY	***	***	***
LA	***	***	***
MA	***	***	***
MD	***	***	***
ME	***	***	***
MI	***	***	***
MN	***	***	***
MO	***	***	***
MS	***	***	***
MT	***	***	***
NC	***	***	***
ND	***	***	***
NE	***	***	***
NH	***	***	***
NJ	***	***	***

Tier A= RBOC  Tier B= CITC  Tier C= NECA

8/04/00	Initials

Initials

***
State	Orig From Tier A	Orig From Tier B	Orig From Tier C
NM	***	***	***
NV	***	***	***
NY	***	***	***
OH	***	***	***
OK	***	***	***
OR	***	***	***
PA	***	***	***
RI	***	***	***
SC	***	***	***
SD	***	***	***
TN	***	***	***
TX	***	***	***
UT	***	***	***
VA	***	***	***
VT	***	***	***
WA	***	***	***
WI	***	***	***
WV	***	***	***
WY	***	***	***

OffShore	***	Alaska Termination
	***	Hawaii Termination
	***	USVI/PR Termination

Directory Assistance	***	Per Call (Domestic and Canadian)

Billing Increments:  6 second initial/6 second increments

8/04/00	Initials

Initials

Exhibit J

Global Crossing Access Direct sm

Switched Outbound

International Services Schedule

Unless otherwise stated, international calls are billed in six second increments after a 30 second minimum with the exception of Mexico calls that are billed in full minute increments.

1.             For Global Crossing Access Direct Switched Outbound International Services, Eschelon shall pay the international rates set out in the attached pricing schedules.

2.             For International Directory Assistance Services, if available, Eschelon shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

8/04/00	Initials

Initials

Exhibit J(a)

Global Crossing Access Direct sm

Switched International Service

(Customer Specific)

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
684	American Samoa	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla (NPA: 264)	***
672	Antarctica – Casey	***
672	Antarctica – Scott	***
1268	Antigua/Barbuda (NPA: 268)	***
54	Argentina	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
297	Aruba	***
247	Ascension Island	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas (NPA: 242)	***
973	Bahrain	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados (NPA: 246)	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda (NPA: 441)	***
975	Bhutan	***
591	Bolivia	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
267	Botswana	***
55	Brazil	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands (NPA: 284)	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkina Faso	***
95	Burma/Myanmar	***
257	Burundi	***
257(C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(X)	Cameroon (Audiotext)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands (NPA: 345)	***
236	Central African Republic	***
235	Chad Republic	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(S)	Chile (Special Services)	***
86	China Prc	***
86(C)	China (Cellular)	***
61(9164	Christmas Island	***
61(9162	Cocos-Kelling Island	***
57	Colombia	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
682	Cook Islands	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular)	***
385	Croatia	***
53	Cuba	***
357	Cyprus	***
357(C)	Cyprus (Cellular)	***
42	Czech Republic	***
42(S)	Czech Republic (Special Services)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica (NPA: 767)	***
1809	Dominican Republic (NPA: 809)	***
1474	Dominican Republic	***
593	Ecuador	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Falkland Islands	***
679	Fiji Islands	***
679(X)	Fiji Islands (Audiotext)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(X)	Georgia (Audiotext)	***
49	Germany	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
686	Gilbert Island	***
30	Greece	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada (NPA: 473)	***
590	Guadeloupe	***
671	Guam	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***
592(X)	Guyana (Audiotext)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(S)	Hong Kong (Special Services)	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(S)	India (Special Services)	***
62	Indonesia	***
871	Inmarsat(AOR)	***
873	Inmarsat(IOR)	***
872	Inmarsat(POR)	***
874	Inmarsat(WAT)	***
98	Iran	***
964	Iraq	***
353	Ireland	***
353(C)	Ireland (Cellular)	***
881(6)	Iridium (6)	***
881(7)	Iridium (7)	***
972	Israel	***
972(C)	Israel (Cellular)	***
39	Italy	***
39(C)	Italy (Cellular)	***
225	Ivory Coast	***
1876	Jamaica (NPA: 876)	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(3)	Japan – Tokyo	***
81(C)	Japan (Cellular)	***
81(M)	Japan (Military)	***
962	Jordan	***
962(C)	Jordan (Cellular)	***
7(31-33)	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686(C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kyrgyzstan	***
996(C)	Kyrgyzstan (Cellular)	***

8/04/00	Initials

Initials

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

Global Crossing Access Direct sm

Switched International Service

(Customer Specific)

CODE	COUNTRY	Rate Per Minute
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(S)	Madagascar (Special	***
265	Malawi	***
60	Malaysia	***
60(C)	Malaysia (Cellular)	***
960	Maldives, Republic of	***
960(C)	Maldives (Cellular)	***
223	Mali Republic	***
356	Malta Republic	***
356(C)	Malta Republic (Cellular)	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mayotte Island (Comoros)	***
691	Micronesia	***
373	Moldava	***
373(C)	Moldava (Cellular)	***
377	Monaco	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat (NPA: 664)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
264	Namibia	***
674	Nauru	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
31	Netherlands	***
31(C)	Netherlands (Cellular)	***
1869	Nevis (NPA: 869)	***
687	New Caledonia	***
64	New Zealand	***
64(C)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(X)	Niue Island (Audiotext)	***
672	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines – Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
670	Saipan	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(C)	Senegal (Cellular)	***
248	Seychelles Island	***
248(C)	Seychelles Island (Cellular)	***
232	Sierra Leone	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Solomon Islands	***
677(C)	Solomon Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34(C)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	ST. Helena	***
1869	ST. Kitts (NPA: 869)	***
1758	ST. Lucia (NPA: 758)	***
508	ST. Pierre & Miquelon	***
1784	ST. Vincent-Grenadines (NPA: 784)	***
1784(C)	ST. Vincent (Cellular*)	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(C)	Taiwan (Cellular)	***
992	Tajikistan	***
992(C)	Tajikistan (Cellular)	***
255	Tanzania	***
66	Thailand	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago (NPA: 868)	***
1868(C)	Trinidad & Tobago (Cellular*)	***
216	Tunisia	***
90	Turkey	***
90(C)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands (NPA: 649)	***
688	Tuvalu	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(C)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(X)	Vanuatu Republic (Audiotext)	***
379	Vatican City	***
58	Venezuela	***
58(C)	Venezuela (Cellular)	***
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis & Futuna Island	***
685	Western Samoa	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263	Zimbabwe (Cellular)	***

8/04/00	Initials

Initials

CC	MEXICO	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

NPA	CANADA	Rate Per Minute
ALL	CANADA	***

Audiotext (all other countries not listed above)		***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

Exhibit K

Global Crossing Access Direct sm

Dedicated Outbound

International Services Schedule

Unless otherwise stated, international calls are billed in six second increments after a 30 second minimum with the exception of Mexico calls that are billed in full minute increments.

1.             For Global Crossing Access Direct Dedicated Outbound International Services, Eschelon shall pay the international rates set out in the attached pricing schedules.

2.             For International Directory Assistance Services, if available, Eschelon shall pay the applicable standard Global Crossing resale rates in effect when calls are made.

8/04/00	Initials

Initials

Exhibit K(a)

Global Crossing Access Direct sm

Dedicated International Service

(Customer Specific)

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
684	American Samoa	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla (NPA: 264)	***
672	Antarctica – Casey	***
672	Antarctica – Scott	***
1268	Antigua/Barbuda (NPA: 268)	***
54	Argentina	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
297	Aruba	***
247	Ascension Island	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas (NPA: 242)	***
973	Bahrain	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados (NPA: 246)	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda (NPA: 441)	***
975	Bhutan	***
591	Bolivia	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
267	Botswana	***
55	Brazil	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands (NPA: 284)	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkina Faso	***
95	Burma/Myanmar	***
257	Burundi	***
257(C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(X)	Cameroon (Audiotext)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands (NPA: 345)	***
236	Central African Republic	***
235	Chad Republic	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(S)	Chile (Special Services)	***
86	China Prc	***
86(C)	China (Cellular)	***
61(9164	Christmas Island	***
61(9162	Cocos-Kelling Island	***
57	Colombia	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
682	Cook Islands	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular)	***
385	Croatia	***
53	Cuba	***
357	Cyprus	***
357(C)	Cyprus (Cellular)	***
42	Czech Republic	***
42(S)	Czech Republic (Special Services)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica (NPA: 767)	***
1809	Dominican Republic (NPA: 809)	***
1474	Dominican Republic	***
593	Ecuador	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Falkland Islands	***
679	Fiji Islands	***
679(X)	Fiji Islands (Audiotext)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(X)	Georgia (Audiotext)	***
49	Germany	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
686	Gilbert Island	***
30	Greece	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada (NPA: 473)	***
590	Guadeloupe	***
671	Guam	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***
592(X)	Guyana (Audiotext)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(S)	Hong Kong (Special Services)	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(S)	India (Special Services)	***
62	Indonesia	***
871	Inmarsat(AOR)	***
873	Inmarsat(IOR)	***
872	Inmarsat(POR)	***
874	Inmarsat(WAT)	***
98	Iran	***
964	Iraq	***
353	Ireland	***
353(C)	Ireland (Cellular)	***
881(6)	Iridium (6)	***
881(7)	Iridium (7)	***
972	Israel	***
972(C)	Israel (Cellular)	***
39	Italy	***
39(C)	Italy (Cellular)	***
225	Ivory Coast	***
1876	Jamaica (NPA: 876)	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(3)	Japan – Tokyo	***
81(C)	Japan (Cellular)	***
81(M)	Japan (Military)	***
962	Jordan	***
962(C)	Jordan (Cellular)	***
7(31-33)	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686(C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kyrgyzstan	***
996(C)	Kyrgyzstan (Cellular)	***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(S)	Madagascar (Special Services)	***
265	Malawi	***
60	Malaysia	***
60(C)	Malaysia (Cellular)	***
960	Maldives, Republic of	***
960(C)	Maldives (Cellular)	***
223	Mali Republic	***
356	Malta Republic	***
356(C)	Malta Republic (Cellular)	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mayotte Island (Comoros)	***
691	Micronesia	***
373	Moldava	***
373(C)	Moldava (Cellular)	***
377	Monaco	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat (NPA: 664)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
264	Namibia	***
674	Nauru	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
31	Netherlands	***
31(C)	Netherlands (Cellular)	***
1869	Nevis (NPA: 869)	***
687	New Caledonia	***
64	New Zealand	***
64(C)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(X)	Niue Island (Audiotext)	***
672	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines – Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
670	Saipan	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(C)	Senegal (Cellular)	***
248	Seychelles Island	***
248(C)	Seychelles Island (Cellular)	***
232	Sierra Leone	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Solomon Islands	***
677(C)	Solomon Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34(C)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	ST. Helena	***
1869	ST. Kitts (NPA: 869)	***
1758	ST. Lucia (NPA: 758)	***
508	ST. Pierre & Miquelon	***
1784	ST. Vincent-Grenadines (NPA: 784)	***
1784(C)	ST. Vincent (Cellular)*	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(C)	Taiwan (Cellular)	***
992	Tajikistan	***
992(C)	Tajikistan (Cellular)	***
255	Tanzania	***
66	Thailand	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago (NPA: 868)	***
1868(C)	Trinidad & Tobago (Cellular)*	***
216	Tunisia	***
90	Turkey	***
90(C)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands (NPA: 649)	***
688	Tuvalu	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(C)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(X)	Vanuatu Republic (Audiotext)	***
379	Vatican City	***
58	Venezuela	***
58(C)	Venezuela (Cellular)	***
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis & Futuna Island	***
685	Western Samoa	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263	Zimbabwe (Cellular)	***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

CC	MEXICO	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

NPA	CANADA	Rate Per Minute
ALL	CANADA	***

Audiotext (all other countries not listed above)		***

Billing Increment: 30 second initial/6 second increments for all countries except Mexico;
Mexico calls are measured in full minute increments.

8/04/00	Initials

Initials

Exhibit L

Link Card Services Schedule

I.              CALLING CARD SERVICE FEATURES

Link Card consists of a customized program for the Calling Card Services including a Eschelon unique Toll-Free gateway number and specially recorded voice and operator scripting as further described below.

1.             This Service consists of Toll-Free Number access, full-featured calling card service, providing both automated and manual processing of calls.

2.             Platform provides capability for customized messages and dialing instructions.

3.             10 digit and 14 digit Code lengths are available allowing for adaptation of line-based numbers; i.e., End-User’s 10-digit telephone number plus a 4-digit PIN.  Codes are assigned and maintained by Eschelon.  The system will edit for duplicate number requests.

4.             International Calling Capability:

A.            Unless restrictions are placed by Eschelon, calls may be terminated to all international countries serviced by Global Crossing.

B.            International origination capability is provided from many countries.  System access is provided from shared toll free access numbers.  Currently, Global Crossing supports international origination service from 60 plus countries (see attached country service list).

C.            Call termination restrictions may be defined by Eschelon on a global Toll-Free Number basis or on a Code specific basis.  International call blocking is provided on a country code basis.  Allowing domestic 809 termination while blocking international 809 calls is available.

5.             Basic Features:

Call Re-origination: Originate multiple calls and use multiple features without re-dialing Toll-Free number or Code by pressing the “#” key for 2 to 3 seconds.  A bong tone will be provided followed by a voice prompt allowing the caller to either make a call or choose another feature option.

Personal Speed Dialing: After the Toll-Free access number and the Code have been entered, the caller may select the Speed Dial option to quickly reach up to nine pre-programmed telephone numbers.  Both personal and group speed dial numbers may be established and are changeable by the End-User.

Accounting Codes: Account codes are available allowing End-Users to track call activity per user.  The account code is entered after the Code.  Account codes may be either “validated” allowing call completion only on select digits, or they may be “non-validated” in which any combination of digits

8/04/00	Initials

Initials

will be accepted.  Account codes may be from 2 to 8 digits in length. Account code parameters are definable on a per Code basis.  Assignment and management of account codes is handled via the order entry systems for non-validated codes.  Validated account codes are set up manually and require a three day service request to your Account Manager.

6.             Ancillary Services:

Audiotext - Information Services: Provides easy access to latest news, weather, sports, financial news, and fun features, such as soap opera updates, horoscopes, TV listings and the “joke-of-the-day”.

Conference Calling Services: An operator contacts each participant to join the call (a maximum of five conference calling participants call plus the leader leg per conference call).  Option for two-way (talk and listen) or listen only.  “Roll-call” is an optional feature of operator-assisted conferencing.  Cardholder is billed for all usage associated with the conference call.

Directory Assistance: Operator scripting will be under Eschelon’s brand name.  Once the desired number is located and communicated to the caller, the operator will offer to complete the call.

Voice Mail Services: Voice-prompted interactive system providing capability to leave and make messages for other mailbox End-Users from a personalized voice mailbox.  An optional “direct-in” Toll-Free number may be provided giving callers capability to leave a voice mail message in the End-User’s voice mail box.

Voice Message Delivery: Enables an End-User to record a message and have it delivered to any domestic telephone.  Allows End-User to personalize the message.  Call delivery attempts are made in 15 minute increments with a maximum of 9 delivery attempts.  Delivery of message may be delayed up to 96 hours.  Messages may be up to 3 minutes in length.  Activation of the Message Delivery feature must be initiated by the End-User.

Additional features may be added and features may be modified or canceled upon written notice to Eschelon.

II.            CALLING CARD SUPPORT

1.             Required communications hardware and software at Eschelon’s locations are the responsibility of Eschelon.  Eschelon is also responsible for making sure its equipment and facilities are compatible with Global Crossing’s.  As the Global Crossing systems for calling card activation, maintenance and call detail are not integrated with the order entry systems for 1+ and Toll-Free services, it may be necessary for Eschelon to utilize two different data entry systems to transmit calling card orders to Global Crossing.

2.             Branding\Scripting: Branding may be provided in the name of Eschelon.  Standard system scripts are provided.  If Eschelon desires, scripts may be customized at the rates set out in the pricing schedules.

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3.             Order Entry: Orders are submitted at Eschelon’s expense to Global Crossing in a batch mode via Electronic Exchange or by use of Global Crossing’s Remote Date Access system (RDA).  Batch file updates are processed by Global Crossing twice daily.

4.             Card Production: Eschelon is responsible for card production and distribution.

5.             End-User Customer Service: Callers reaching a Global Crossing operator for customer service related questions (i.e., credit requests, rate quotes, etc). will at Global Crossing’s option either be given an Toll-Free number to reach the Eschelon’s appropriate regional customer service department or will be directly transferred to Eschelon.  Applicable operator and usage charges will be charged to the Eschelon for this call activity.  Eschelon shall provide Global Crossing with a list of Eschelon’s regional customer service Toll-Free numbers, and timely update the same as necessary, for this call activity.

6.             Change Code Service: Eschelon may, during the hours and via the procedures established by Global Crossing, verbally request activation or cancellation of a Code.  Upon receipt of such a request and provided Eschelon has all the necessary information, Global Crossing will use reasonable efforts to add or cancel a Code.  Eschelon shall be solely responsible for End-User claims resulting from this verbal request, as well as confirmation of the Code activation/cancellation within five (5) Business Days after the verbal request via a batch file.

7.             Operator Assistance: Global Crossing will provide live operator assistance as a default if an End-User fails to correctly respond to system prompts twice in succession.  Operator assistance can also be accessed by End-Users at any time by dialing zero.

III.           RATES & CHARGES

1.             ***

2.             Eschelon shall be charged for the Calling Card Services at the rates set out in the attached pricing schedule(s).  Unless otherwise stated, calls are measured in six second increments after a 30 second minimum.

8/04/00	Initials

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Link Card

Ancillary Fees

Manual Treatment Rates (not eligible for volume discounts)	Global Crossing Rate	Increment
Manual-completion surcharge	***	Per Call
International Calls (allows for calls from rotary-dial telephones)	***	Per Call
Dialing Instructions (only applies if call completed plus appropriate rate per minute)	***	Per Call
Customer Service Transfer (only applies if call completed plus appropriate rate per minute)	***	Per Call
Miscellaneous Charge for Special Software Development* *(Not to exceed an amount predetermined on an individual case basis)	***	Per Hour
Universal International Freephone Number (Customized)* *(Available with the Platinum application only)	***	One Time Set Up Fee

Enhanced Features Rates	Global Crossing Rate	Increment	Minimum/ Rounding
Account Codes (non-validated added surcharge)	***
Speed Dialing (personal and group)	***
Audiotext	***	Per Minute	60/60
Voice Mail (applies when leaving and reviewing message)
Individual, Group or Guest (per minute)	***	Per Minute	30/30
Optional Direct-in 800 Number (per month, not eligible for volume discounts)	***	Per Month
Conference Calling	***	Per Minute	60/60
Operator Assistance Surcharge	***	Per Caller
Voice Message Delivery (recording of message up to 3 minutes)	***	Per Minute	60/60
Delivered Message	***	Per Minute	60/60
Directory Assistance (Domestic & Canadian)
Per Look-up (if call completed, appropriate rate per minute applies)	***	Per Call
Cash Guard	***	Per Minute	30/6

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Link Card

Call Rating Methodology

...To...
	Domestic 48	Offshore (AK, HI, USVI/PR)	Canada	International Locations

...Calls Placed From...

Domestic 48	Link Card Domestic Rate	Offshore Terminating Rate	Canada Terminating Rate	International Terminating Rate

Offshore (AK, HI, USVI/PR)	Offshore Originating Rate	Offshore Originating Rate plus Offshore Terminating Rate	Offshore Originating Rate plus Canada Terminating Rate	Offshore Originating Rate plus International Terminating Rate

Canada	Canada Originating Rate	Canada Originating Rate plus Offshore Terminating Rate	Canada Originating Rate plus Canada Terminating Rate	Canada Originating Rate plus International Terminating Rate

International Locations	Freephone International Originating Rate	Freephone International Originating Rate plus Offshore Terminating Rate	Freephone International Originating Rate plus Canada Terminating Rate	Freephone International Originating Rate plus International Terminating Rate

See rate sheets for actual charges

Link Card

Domestic Services

Eschelon shall receive the rates which correspond to the $ level.

Calls originating and terminating in the Continental US :

Customer Specific Pricing
Rate	***

OFF-SHORE	***	(To Alaska, Hawaii, USVI/PR)
	***	(From Alaska, Hawaii, USVI/PR)
	***	(From Saipan)
	***	(From Guam)

ADDITIONAL TERMS & CONDITIONS

• Billing Increments:  30 second initial/6 second additional.

•              ***

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Exhibit L (b)

Link Card
Originating International Service

Originating Country	Rate	Primary ITFS Number	Secondary ITFS Number	Tertiary ITFS Number	UIFN Dialing (Platinum ONLY)
Australia includes Christmas Island & Tasmania	***	1-800-50-4065	1-800-12-2592		0011-800-6977-7777
Austria	***	0800-291-675	0800-291-674		00-800-6977-7777
Azores same RPM as Portugal	***	800-819-701	800-812-334
Bahamas	***	1-800-306-0264	1-800-306-0259
Balearic Islands same RPM as Spain	***	###-##-####
Barbados	***	1-800-534-0164	1-800-534-2530
Belgium	***	0800-73341	0800-16071		00-800-6977-7777
Bermuda	***	1-800-424-9042
Brazil	***	00081-5-620-12852	00081-4-550-2816
Canary Islands some RPM as Spain	***	###-##-####
Chatham Islands same RPM as New Zealand	***	0800-44-4750	0800-44-7583		UIFN not available
Chile	***	###-##-####	123-0-020-4020
China	***	10-800-120-0006	10-800-120-8020
Christmas Island same RPM as Australia	***	1-800-50-4065	1-800-12-2592		0011-800-6977-7777
Colombia	***	9809-52317	9809-52318
Costa Rica	***	0800-012-0567
Cueta (city in Morocco) same RPM as Spain	***	###-##-####
Cyprus	***	080-9-7730	080-9-7731
Denmark includes Faeroe Islands & Greenland	***	8088-1119	8088-7765		00-800-6977-7777
Dominican Republic	***	1-800-751-4170	1-800-751-6825
Faeroe Islands same RPM as Denmark	***	8088-1119	8088-7765		UIFN not available
Fiji Islands	***	0800-7015	0800-7016
Finland	***	0-800-115-585	0-800-111-948		990-800-6977-7777 00-800-6977-7777
France includes Monaco	***	0800-901-608	0800-901-806	0800-906-208	00-800-6977-7777
Germany	***	0800-181-5306	0800-181-3309		00-800-6977-7777
Greece	***	00800-10-600-201-2894	00800-12-3137
Greenland same RPM as Denmark	***	8088-1119	8088-7765		UIFN not available
Hong Kong	***	800-933626	800-933151		001-800-6977-7777
Hungary	***	00-800-11555	06-800-12076

Billing Increments: 30 second initial/6 second increments for all countries

8/04/00	Initials

Initials

Originating Country	Rate	Primary ITFS Number	Secondary ITFS Number	Tertiary ITFS Number	UIFN Dialing (Platinum ONLY)
Iceland	***	800-8151	800-8152
Indonesia	***	008-800-105-028	001-803-011-0764
Ireland	***	1-800-55-0579	1-800-55-7494		00-800-6977-7777
Israel	***	1-800-946-0044	1-800-940-2160		00-800-6977-7777
Italy includes San Marino & Vatican City	***	800-873-786	800-873-787	800-874-604
Japan	***	00531-162-113	00531-124-194		0061-800-6977-7777 001-800-6977-7777 0041-800-6977-7777
Korea (South)	***	00308-14-0052	00798-14-800-0934		001-800-6977-7777 002-800-6977-7777
Lichtenstein same RPM as Switzerland	***	0800-89-7155	0800-89-8934		00-800-6977-7777
Luxembourg	***	0800-6675	0800-6674
Madeira same RPM as Portugal	***	800-819-701	800-812-334
Malaysia	***	1-800-80-8144	1-800-80-4298		00-800-6977-7777
Marshall Islands	***	1-800-424-9375
Melilla (city in Morocco) same RPM as Spain	***	###-##-####
Mexico	***	001-800-689-3430	001-800-916-9356
Monaco same RPM as France	***	0800-901-608	0800-901-806	0800-906-208	00-800-6977-7777
Netherlands	***	08000-226591	08000-226527		00-800-6977-7777
Netherlands Antilles	***	001-800-689-5760
New Zealand includes Chatham Islands	***	0800-44-4750	0800-44-7583		00-800-6977-7777
Nicaragua	***	001-800-220-1096
Norway includes Svalbard	***	800-12160	800-16184		00-800-6977-7777
Panama	***	001-800-507-0695	001-800-507-0696
Philippines	***	102-71-800-120-0400	102-71-800-120-0401
Poland	***	00-800-111-4255	00-800-111-4281
Portugal includes Azores & Madeira	***	800-819-701	800-812-334
St. Kitts/Nevis	***	1-800-744-9133	1-800-744-9134
St. Vincent	***	1-800-326-4230
San Marino same RPM as Italy	***	800-873-786	800-873-787	800-874-604

Billing Increments: 30 second initial/6 second increments for all countries

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Initials

Originating Country	Rate	Primary ITFS Number	Secondary ITFS Number	Tertiary ITFS Number	UIFN Dialing (Platinum ONLY)
Singapore	***	800-1011074	800-1201180
South Africa	***	080-09-94859	080-09-97791
Spain includes Balearic Is, Canary Is, Cueta & Melilla	***	###-##-####
Svalbard same RPM as Norway	***	800-12160	800-16184		UIFN not available
Sweden	***	###-##-####	020-021-4305		007-800-6977-7777 009-800-6977-7777
Switzerland includes Lichtenstein	***	0800-89-7155	0800-89-8934		00-800-6977-7777
Taiwan	***	0080-12-6185	0080-13-8888		00-800-6977-7777
Tasmania same RPM as Australia	***	1-800-50-4065	1-800-12-2592		0011-800-6977-7777
Thailand	***	001-800-15-620-17835	001-800-12-066-2365
Trinidad & Tobago	***	1-800-201-2978	1-800-837-6602
Turkey	***	00-800-151-0364	00-800-151-0468
United Kingdom	***	0800-962-231	0800-328-0544		00-800-6977-7777
Uruguay	***	000-413-598-0829	000-413-598-0830
Vatican City same RPM as Italy	***	800-873-786	800-873-787	800-874-604
Venezuela	***	800-13-656	800-14-008

Billing Increments: 30 second initial/6 second increments for all countries

NOTE: Direct dial from Canada, Guam, Puerto Rico, Saipan, US Virgin Islands

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Exhibit L (c)

Link Card
Terminating International Service

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
684	American Samoa	***
376	Andorra	***
376(C)	Andorra (Cellular)	***
244	Angola	***
244(C)	Angola (Cellular)	***
1264	Anguilla (NPA: 264)	***
672	Antarctica - Casey	***
672	Antarctica - Scott	***
1268	Antiqua/Barbuda (NPA: 268)	***
54	Argentina	***
54(C)	Argentina (Cellular)	***
374	Armenia	***
297	Aruba	***
247	Ascension Island	***
61	Australia	***
61(C)	Australia (Cellular)	***
43	Austria	***
43(C)	Austria (Cellular)	***
994	Azerbaijan	***
994(C)	Azerbaijan (Cellular)	***
1242	Bahamas (NPA:242)	***
973	Bahrain	***
973(C)	Bahrain (Cellular)	***
880	Bangladesh	***
880(C)	Bangladesh (Cellular)	***
1246	Barbados (NPA: 246)	***
375	Belarus	***
375(C)	Belarus (Cellular)	***
32	Belgium	***
32(C)	Belgium (Cellular)	***
501	Belize	***
229	Benin	***
1441	Bermuda (NPA: 441)	***
975	Bhutan	***
591	Bolivia	***
591(C)	Bolivia (Cellular)	***
387	Bosnia-Herzegovina	***
267	Botswana	***
55	Brazil	***
55(C)	Brazil (Cellular)	***
1284	British Virgin Islands (NPA: 284)	***
673	Brunei	***
673(C)	Brunei (Cellular)	***
359	Bulgaria	***
359(C)	Bulgaria (Cellular)	***
226	Burkino Faso	***
95	Burma/Myanmar	***
257	Burundi	***
257 1C)	Burundi (Cellular)	***
855	Cambodia	***
855(C)	Cambodia (Cellular)	***
237	Cameroon	***
237(X)	Cameroon (Audiotext)	***
34	Canary Island	***
238	Cape Verde Islands	***
1345	Cayman Islands (NPA: 345)	***
236	Central African Republic	***
235	Chad Republic	***
235(C)	Chad Republic (Cellular)	***
56	Chile	***
56(S)	Chile (Special Services)	***
86	China Prc	***
86(C)	China (Cellular)	***
61(9164)	Christmas Island	***
61(9162)	Cocos-Kelling Island	***
57	Colombia	***
57(C)	Colombia (Cellular)	***
242	Congo Republic	***
682	Cook Islands	***
682(C)	Cook Islands (Cellular)	***
506	Costa Rica	***
506(C)	Costa Rica (Cellular)	***
385	Croatia	***
53	Cuba	***
357	Cyprus	***
357 (C)	Cyprus (Cellular)	***
42	Czech Republic	***
42(S)	Czech Republic (Special Services)	***
45	Denmark	***
45(C)	Denmark (Cellular)	***
246	Diego Garcia	***
253	Djibouti Republic	***
253(C)	Djibouti Republic (Cellular)	***
1767	Dominica (NPA: 767)	***
1809	Dominican Republic (NPA: 809)	***
1474	Dominican Republic	***
593	Ecuador	***
593(C)	Ecuador (Cellular)	***
20	Egypt	***

Billing Increment: 30 second initial/6 second increments for all countries

Link Card

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
20(C)	Egypt (Cellular)	***
503	El Salvador	***
503(C)	El Salvador (Cellular)	***
240	Equatorial Guinea Republic	***
291	Eritrea	***
372	Estonia	***
372(C)	Estonia (Cellular)	***
251	Ethiopia	***
251(C)	Ethiopia (Cellular)	***
298	Faeroe Islands	***
500	Falkland Islands	***
679	Fiji Islands	***
679(X)	Fiji Islands (Audiotext)	***
358	Finland	***
358(C)	Finland (Cellular)	***
33	France	***
33(C)	France (Cellular)	***
596	French Antilles/Martinique	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon Republic	***
241(C)	Gabon Republic (Cellular)	***
220	Gambia	***
995	Georgia	***
995(X)	Georgia (Audiotext)	***
49	Germany	***
49(C)	Germany (Cellular)	***
233	Ghana	***
233(C)	Ghana (Cellular)	***
350	Gibraltar	***
686	Gilbert Island	***
30	Greece	***
30(C)	Greece (Cellular)	***
299	Greenland	***
299(C)	Greenland (Cellular)	***
1473	Grenada (NPA: 473)	***
590	Guadeloupe	***
671	Guam	***
53	Guantanamo Bay	***
502	Guatemala	***
502(C)	Guatemala (Cellular)	***
224	Guinea	***
245	Guinea Bissau	***
245(C)	Guinea Bissau (Cellular)	***
592	Guyana	***
592(X)	Guyana (Audiotext)	***
509	Haiti	***
509(C)	Haiti (Cellular)	***
504	Honduras	***
504(C)	Honduras (Cellular)	***
852	Hong Kong	***
852(S)	Hong Kong (Special)	***
36	Hungary	***
36(C)	Hungary (Cellular)	***
354	Iceland	***
354(C)	Iceland (Cellular)	***
91	India	***
91(S)	India (Special Services)	***
62	Indonesia	***
871	Inmarsat (AOR)	***
873	Inmarsat (IOR)	***
872	Inmarsat (POR)	***
874	Inmarsat (WAT)	***
98	Iran	***
964	Iraq	***
353	Ireland	***
353(86-88)	Ireland (Cellular)	***
881(6)	Iridium (6)	***
881(7)	Iridium (7)	***
972	Israel	***
972(5)	Israel (Cellular)	***
39	Italy	***
39(33-36)	Italy (Cellular)	***
225	Ivory Coast	***
1876	Jamaica (NPA: 876)	***
1876(C)	Jamaica (Cellular)*	***
81	Japan	***
81(3)	Japan - Tokyo	***
81(x0’s)	Japan (Cellular)	***
81(M)	Japan (Military)	***
962	Jordan	***
962(C)	Jordan (Cellular)	***
7	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
686 (C)	Kiribati (Cellular)	***
965	Kuwait	***
965(C)	Kuwait (Cellular)	***
996	Kyrgyzstan	***
996(C)	Kyrgyzstan (Cellular)	***

Billing Increment: 30 second initial/6 second increments for all countries

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
856	Laos	***
371	Latvia	***
371(C)	Latvia (Cellular)	***
961	Lebanon	***
961(C)	Lebanon (Cellular)	***
266	Lesotho	***
231	Liberia	***
231(C)	Liberia (Cellular)	***
218	Libya	***
423	Liechtenstein	***
423(C)	Liechtenstein (Cellular)	***
370	Lithuania	***
370(C)	Lithuania (Cellular)	***
352	Luxembourg	***
352(C)	Luxembourg (Cellular)	***
853	Macao	***
853(C)	Macao (Cellular)	***
389	Macedonia	***
389(C)	Macedonia (Cellular)	***
261	Madagascar	***
261(C)	Madagascar (Cellular)	***
265	Malawi	***
60	Malaysia	***
60(C)	Malaysia (Cellular)	***
960	Maldives, Republic of	***
960(C)	Maldives (Cellular)	***
223	Mali Republic	***
356	Malta Republic	***
356(C)	Malta Republic (Cellular)	***
692	Marshall Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mayotte Island (Comoros)	***
691	Micronesia	***
373	Moldava	***
373(C)	Moldava (Cellular)	***
377	Monaco	***
377(C)	Monaco (Cellular)	***
976	Mongolia	***
1664	Montserrat (NPA: 664)	***
212	Morocco	***
212(C)	Morocco (Cellular)	***
258	Mozambique	***
264	Namibia	***
674	Nauru	***
674(C)	Nauru (Cellular)	***
977	Nepal	***
599	Netherlands Antilles	***
599(C)	Netherlands Antilles (Cellular)	***
31	Netherlands	***
31(6,9)	Netherlands (Cellular)	***
1869	Nevis (NPA: 869)	***
687	New Caledonia	***
64	New Zealand	***
64(21-29)	New Zealand (Cellular)	***
505	Nicaragua	***
505(C)	Nicaragua (Cellular)	***
227	Niger Republic	***
234	Nigeria	***
234(C)	Nigeria (Cellular)	***
683	Niue Island	***
683(C)	Niue Island (Cellular)	***
672(3)	Norfolk Island	***
672(C)	Norfolk Island (Cellular)	***
850	North Korea	***
47	Norway	***
47(C)	Norway (Cellular)	***
968	Oman	***
92	Pakistan	***
92(C)	Pakistan (Cellular)	***
680	Palau Republic	***
507	Panama	***
507(C)	Panama (Cellular)	***
675	Papua New Guinea	***
675(C)	Papua New Guinea (Cellular)	***
595	Paraguay	***
595(C)	Paraguay (Cellular)	***
51	Peru	***
51(C)	Peru (Cellular)	***
63	Philippines	***
63(2)	Philippines - Manila	***
63(C)	Philippines (Cellular)	***
48	Poland	***
48(C)	Poland (Cellular)	***
351	Portugal	***
351(C)	Portugal (Cellular)	***
974	Qatar	***
974(C)	Qatar (Cellular)	***
262	Reunion Island	***
40	Romania	***
40(C)	Romania (Cellular)	***
7	Russia	***

Billing Increment: 30 second initial/6 second increments for all countries

8/04/00	Initials

Initials

CODE	COUNTRY	Rate Per Minute
7(C)	Russia (Cellular)	***
250	Rwanda	***
250(C)	Rwanda (Cellular)	***
670	Saipan	***
378	San Marino	***
378(C)	San Marino (Cellular)	***
239	Sao Tome	***
966	Saudi Arabia	***
966(C)	Saudi Arabia (Cellular)	***
221	Senegal	***
221(C)	Senegal (Cellular)	***
248	Seychelles Island	***
248(C)	Seychelles Island (Cellular)	***
232	Sierra Leone	***
232(C)	Sierra Leone (Cellular)	***
65	Singapore	***
65(C)	Singapore (Cellular)	***
421	Slovakia	***
386	Slovenia	***
386(C)	Slovenia (Cellular)	***
677	Solomon Islands	***
677(C)	Solomon Islands (Cellular)	***
252	Somalia	***
27	South Africa	***
27(C)	South Africa (Cellular)	***
82	South Korea	***
82(C)	South Korea (Cellular)	***
34	Spain	***
34(6,96)	Spain (Cellular)	***
94	Sri Lanka	***
94(C)	Sri Lanka (Cellular)	***
290	ST. Helena	***
1869	ST. Kitts (NPA: 869)	***
1758	ST. Lucia (NPA: 758)	***
508	ST. Pierre & Miquelon	***
1784	ST. Vincent-Grenadines (NPA:7884)	***
1784(C)	ST. Vincent (Cellular)*	***
249	Sudan	***
597	Suriname	***
597(C)	Suriname (Cellular)	***
268	Swaziland	***
46	Sweden	***
46(C)	Sweden (Cellular)	***
41	Switzerland	***
41(C)	Switzerland (Cellular)	***
963	Syria	***
886	Taiwan	***
886(C)	Taiwan (Cellular)	***
992	Tajikistan	***
992(C)	Tajikistan (Cellular)	***
255	Tanzania	***
66	Thailand	***
66(C)	Thailand (Cellular)	***
228	Togo Republic	***
676	Tonga Islands	***
676(C)	Tonga Islands (Cellular)	***
1868	Trinidad & Tobago (NPA: 868)	***
1868(C)	Trinidad & Tobago Cellular)*	***
216	Tunisia	***
90	Turkey	***
90(5)	Turkey (Cellular)	***
993	Turkmenistan	***
1649	Turks & Caicos Islands (NPA: 649)	***
688	Tuvalu	***
688(C)	Tuvalu (Cellular)	***
256	Uganda	***
380	Ukraine	***
971	United Arab Emirates	***
971(C)	United Arab Emirates (Cellular)	***
44	United Kingdom	***
44(2)	United Kingdom (Cellular)	***
598	Uruguay	***
998	Uzbekistan	***
678	Vanuatu Republic	***
678(C)	Vanuatu Republic (Audiotext)	***
379	Vatican City	***
58	Venezuela	***
58(C)	Venezuela (Cellular)	***
84	Vietnam	***
84(C)	Vietnam (Cellular)	***
681	Wallis & Futuna Island	***
685	Western Samoa	***
967	Yemen, Republic of	***
381	Yugoslavia & Serbia	***
381(C)	Yugoslavia & Serbia (Cellular)	***
243	Zaire	***
243(C)	Zaire (Cellular)	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***
263(C)	Zimbabwe (Cellular)	***

Billing Increment: 30 second initial/6 second increments for all countries

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CC	Mexico	Peak Rate Per Minute	Off-Peak Per Minute
52	BAND #1	***	***
52	BAND #2	***	***
52	BAND #3	***	***
52	BAND #4	***	***
52	BAND #5	***	***
52	BAND #6	***	***
52	BAND #7	***	***
52(5)	MEXICO CITY, MEXICO	***	***
52	BAND #8	***	***

NPA	CANADA	Rate Per Minute
ALL	CANADA	***

ALL	Audiotext	***

Billing Increment: 30 second initial/6 second increments for all countries

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Exhibit M

Cashguard

	Global Crossing Rate	Increment	Minimum/ Rounding
Domestic Call Metering	***	Per minute	60/60
International Call Metering	See attached		60/60

Enhanced Features Rates	Global Crossing Rate	Increment	Minimum/ Rounding
Speed Dialing (personal and group)	***	Per Minute	30/6
Audiotext/Information Services	***	Per Minute	60/60
Voice Message Delivery	***	Rec. Msg.	60/60
Conference Calling	*** ***	Per Minute Per Leg	60/60
Directory Assistance	***	Per Call
Voice Mail	***	Per Minute	30/30
Manual Completion Surcharge	***	Per Call

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Exhibit M (a)

Cashguard Service

Originating International, Terminating Domestic

Originating Country	Rate
Australia	***
Bahamas	***
Belgium	***
CANADA	***
Chile	***
China	***
Colombia	***
Cyprus	***
Denmark	***
Dominican Republic	***
Finland	***
France	***
Germany	***
Greece	***
Guam	***
Hungary	***
Indonesia	***
Ireland	***
Israel	***
Italy	***
Japan	***
Korea	***
Luxembourg	***
Malaysia	***
Netherlands	***
New Zealand	***
Norway	***
Panama	***
Philippines	***
Portugal	***
Singapore	***
Sweden	***
Switzerland	***
Taiwan	***
United Kingdom	***
Uruguay	***

Originating International, Terminating International:  ***

Originating Canada, Terminating International:          ***

Originating PR/USVI plus International/Canada/Mexico/All Caribbean, Terminating International:  ***

Billing Increments: 30 second initial/6 second increments for all countries

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Exhibit M (b)

Cashguard International Service

CODE	COUNTRY	Rate Per Minute
93	Afghanistan	***
355	Albania	***
213	Algeria	***
684	Amer Somoa	***
376	Andorra	***
244	Angola	***
809	Anguilla	***
672	Antarctica – Casey	***
672	Antarctica – Scott	***
809	Antigua	***
54	Argentina	***
374	Armenia	***
297	Aruba	***
247	Ascension Islands	***
61	Australia	***
43	Austria	***
994	Azerbaijan	***
809	Bahamas	***
973	Bahrain	***
880	Bangladesh	***
809	Barbados	***
375	Belarus	***
32	Belguim	***
501	Belize	***
229	Benin	***
809	Bermuda	***
975	Bhutan	***
591	Bolivia	***
387	Bosnia & Herzegovina	***
267	Botswana	***
55	Brazil	***
809	British Virg Islands	***
673	Brunei	***
359	Bulgaria	***
226	Burkino Faso	***
95	Burma/Myanmar	***
257	Burundi	***
855	Cambodia	***
237	Cameroon	***
34	Canary Island	***
238	Cape Verde	***
809	Cayman Islands	***
236	Central Africa	***
235	Chad	***
56	Chile	***
86	China Prc	***
672	Christmas Island	***
61	Cocos-Kelling Island	***
57	Colombia	***
242	Congo	***
682	Cook Island	***
506	Costa Rica	***
385	Croatia	***
357	Cyprus	***
42	Czech	***
45	Denmark	***
246	Diego Garcia	***
253	Djibouti	***
809	Dominica	***
809	Dominican Republic	***
593	Ecuador	***
20	Egypt	***
503	El Salvador	***
240	Equatorial Guinea	***
291	Eritrea	***
372	Estonia	***
251	Ethiopia	***
298	Faeroe Islands	***
500	Falkland Islands	***
679	Fiji Is	***
358	Finland	***
33	France	***
596	French Antilles	***
594	French Guiana	***
689	French Polynesia	***
241	Gabon	***
220	Gambia	***
995	Georgia	***
49	Germany	***
233	Ghana	***
350	Gibraltar	***
686	Gilbert Island	***
30	Greece	***
299	Greenland	***
809	Grenada	***
590	Guadeloupe	***
671	Guam	***
53	Guantanamo Bay	***
502	Guatemala	***
224	Guinea	***
245	Guinea Bissau	***
592	Guyana	***
509	Haiti	***
504	Honduras	***
852	Hong Kong	***
36	Hungary	***
354	Iceland	***
91	India	***

Billing Increments: 30 second initial/6 second increments for all countries

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Initials

CODE	COUNTRY	Rate Per Minute
2	Indonesia	***
874	Inmarsat(Aor (Wat)	***
871	Inmarsat(Aor)	***
873	Inmarsat(lor)	***
872	Inmarsat(Por)	***
98	Iran	***
964	Iraq	***
353	Ireland	***
972	Israel	***
39	Italy	***
225	Ivory Coast (Cote’ D’Ivoire)	***
809	Jamaica	***
81	Japan	***
962	Jordan	***
7	Kazakhstan	***
254	Kenya	***
686	Kiribati	***
850	Korea (North)	***
82	Korea (South)	***
965	Kuwait	***
7	Kyrgyzstan	***
856	Laos	***
371	Latvia	***
961	Lebanon	***
266	Lesotho	***
231	Liberia	***
218	Libya	***
41	Liechtenstein	***
370	Lithuania	***
352	Luxembourg	***
853	Macao	***
389	Macedonia	***
261	Madagascar	***
265	Malawi	***
60	Malaysia	***
960	Maldives	***
223	Mali Republic	***
356	Malta	***
692	Marshal Islands	***
222	Mauritania	***
230	Mauritius	***
269	Mayotte (Comoros)	***
691	Micronesia	***
373	Moldava	***
377	Monaco	***
976	Mongolia	***
809	Montserrat	***
212	Morocco	***
258	Mozambique	***
264	Namibia	***
674	Nauru	***
977	Nepal	***
599	Netherland Antilles	***
31	Netherlands	***
809	Nevis	***
687	New Caledonia	***
64	New Zealand	***
505	Nicaragua	***
227	Niger Republic	***
234	Nigeria	***
683	Niue Island	***
672	Norfolk Island	***
47	Norway	***
968	Oman	***
92	Pakistan	***
680	Palau Republic	***
507	Panama	***
675	Papua New Guinea	***
595	Paraguay	***
51	Peru	***
63	Philippines	***
48	Poland	***
351	Portugal	***
974	Qatar	***
262	Reunion Island	***
40	Romania	***
250	Rwanda	***
290	Saint Helena	***
809	Saint Kitts	***
809	Saint Lucia	***
508	Saint Pierre	***
809	Saint Vincent	***
670	Saipan	***
378	San Marino	***
239	Sao Tome	***
966	Saudi Arabia	***
221	Senegal	***
248	Seychelles Island	***
232	Siera Leone	***
65	Singapore	***
386	Slovenia	***
677	Solomon Island(S)	***

Billing Increments: 30 second initial/6 second increments for all countries

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CODE	COUNTRY	Rate Per Minute
252	Somalia	***
27	South Africa	***
34	Spain	***
94	Sri Lanka	***
249	Sudan	***
597	Suriname	***
268	Swaziland	***
46	Sweden	***
41	Switzerland	***
963	Syria	***
886	Taiwan	***
255	Tanzania	***
66	Thailand	***
228	Togo	***
676	Tonga	***
809	Trinidad/Tobago	***
216	Tunisia	***
90	Turkey	***
809	Turks/Caicos Islands	***
688	Tuvalu	***
256	Uganda	***
380	Ukraine	***
971	United Arab Emirates	***
44	United Kingdom	***
598	Uruguay	***
7	USSR	***
678	Vanuatu/New Hebridi	***
379	Vatican City	***
58	Venezuela	***
84	Vietnam	***
681	Wallis/Futuna	***
685	Western Samoa	***
967	Yemen	***
381	Yugoslavia/Serbia	***
243	Zaire	***
260	Zambia	***
259	Zanzibar	***
263	Zimbabwe	***

Billing Increments: 30 second initial/6 second increments for all countries

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CC	COUNTRY	Peak Rate Per Minute	Off-Peak Rate Per Minute
521	Mexico 1	***	***
522	Mexico 2	***	***
523	Mexico 3	***	***
524	Mexico 4	***	***
525	Mexico 5	***	***
526	Mexico 6	***	***
527	Mexico 7	***	***
528	Mexico 8	***	***

NPA	CANADA	Rate Per Minute
ALL	CANADA	***

Billing Increment: 30 second initial/6 second increments for all countries

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Exhibit N

Private Line Services Schedule
Global Crossing SONET Network

1.                                      CIRCUIT TERM.

1.1                                 Except if the Agreement is terminated by a Party for the other Party’s uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the Private Line Services as long as a circuit installed under this Schedule remains in operation.

1.2                                 Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a circuit after the circuit’s minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew for an additional one year period at Global Crossing’s then-current rates and charges in effect for a one year term commitment for that circuit type. The foregoing notice and renewal process shall also apply for each additional renewal period.

2.                                      BILLING AND PAYMENT; MINIMUM COMMITMENTS.

2.1                                 Eschelon shall pay Global Crossing for the Private Line Services at the rates and charges set out in Section 4 below. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies Eschelon, in writing or via electronic transmission, that the ordered circuit capacity is available from Global Crossing (regardless of whether or not Eschelon’s Interconnection Facilities (defined in paragraph 5.2 below) are installed and operational), and (ii) the date the ordered circuit capacity is first utilized by Eschelon (the “Service Date”).

2.2                                 Monthly recurring charges (“MRC”) shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit falls on other than the first day of any Billing Cycle, the initial charge to Eschelon shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in Section 3 of the Agreement.

2.3                                 The pricing in this Schedule is limited to the Private Line Services provided between the “on-net” nodes set out in the Global Crossing SONET POP List attached hereto. If Global Crossing’s cost in providing the Private Line Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the Private Line Services, then Global Crossing may revise the rates and charges in this Schedule upon 30 days written notice to Eschelon. Eschelon may cancel any circuits subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to

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Global Crossing given no later than 30 days after Eschelon’s receipt of the increase notice.

2.4                                       Eschelon shall be liable for the applicable minimum circuit terms and minimum circuit commitment charges set out below.

2.5                                       If a circuit is canceled prior to expiration of its minimum term commitment, except if canceled by Eschelon under paragraph 2.3 above or for Global Crossing’s uncured breach, Eschelon shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.

3.                                      OUTAGE CREDITS.

3.1                                       The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the Private Line Services (including its negligence), and not caused by (i) Eschelon or third parties, or (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 120 continuous minutes (hereafter an “Outage”). The credit is computed in accordance with the following formula (the “Outage Credit”):

Outage Credit =	Hours of Outage -	x Total MRC for Affected
Circuit 720 hours

3.2                                       The Outage Credit shall apply to the charges for any circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by Eschelon, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Eschelon to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Eschelon of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

3.3                                       Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other defect occurring in Eschelon’s Interconnection Facilities.

3.4                                       All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of Eschelon’s request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Eschelon to Global Crossing for that same month for such circuit.

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3.5                                       The Outage Credit described in this Section shall be the sole and exclusive remedy of Eschelon in the event of any Outage, and under no circumstance shall an Outage be deemed a breach by Global Crossing under the Agreement.

4.                                      RATES AND CHARGES

Pricing for the Private Line Services is based upon the length of the circuit term commitment according to the following rate schedule..

Circuit Capacity	***	***	Minimum Monthly Charge Per Circuit
DS-1	***	***	***
DS-3	***	***	***
OC-3	***	***	***
OC-12	***	***	***

Notes: Pricing is per DS-0 mile times V & H mileage for specific city pairs.

Non-Recurring Charges	Installation*	Rearrangement**	Expedite
DS-1	***	***	***
DS-3	***	***	***
OC-3	***	***	N/A
OC-12	***	***	N/A

*Installation charges are per end

**Rearrangement is defined to be any move, change or rearrangement of a circuit. Rearrangement charges are per end.

Upon signature of a SONET Service Request (SSR) by Eschelon, the Parties agree that the SSR constitutes a firm circuit order and should Eschelon cancel an ordered circuit(s) prior to the Service Date, Eschelon will pay the applicable cancellation charge.

Circuit Cancellation Charges
DS-1	***
DS-3	***
OC-3	***
OC-12	***
OC-48	***

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5.                                      CIRCUIT AVAILABILITY DATE; INTERCONNECTION FACILITIES.

5.1                                 Upon receipt of a complete and accurate service order for a circuit, Global Crossing shall notify Eschelon of its target date for the delivery of each circuit (the “Estimated Availability Date”). Any Estimated Availability Date given by Global Crossing to Eschelon shall be subject to Global Crossing’s then-current standard and expedited interval guidelines. Global Crossing shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a circuit by such date, or within the interval guidelines, shall not be a breach by Global Crossing under the Agreement. If Global Crossing fails to make any circuit available within 90 days after acceptance by Global Crossing of the service order with respect to such circuit (or such greater time as is set forth in the interval guidelines), Eschelon’s sole remedy shall be to cancel the service order which pertains to such circuit upon ten days prior written notice to Global Crossing.

5.2                                 At each end of the city pairs on which Eschelon orders circuits, Global Crossing shall provide appropriate equipment in its SONET POP locations necessary to connect the circuits to Eschelon’s Interconnection Facilities. If Eschelon desires to install its own equipment in one or more SONET POP, and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Eschelon agrees that Eschelon’s Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the SONET POPs. As used herein, the term “Interconnection Facilities” shall mean transmission capacity provided by Eschelon or its third party supplier to extend the circuits provided by Global Crossing from a SONET POP to any other location (e.g., a local access telephone service provided by a local telephone company).

5.3                                 For DS-3 and lesser capacity circuits, Global Crossing shall use reasonable efforts to order Interconnection Facilities on behalf of Eschelon from Eschelon’s designated supplier, provided that Eschelon furnishes Global Crossing with an acceptable letter of agency. Eschelon shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing’s ordering Interconnection Facilities from any third party on behalf of Eschelon. Eschelon may, at its election, but subject to Global Crossing’s prior written approval, order its own Interconnection Facilities. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Eschelon’s obligation to pay Global Crossing all rates or charges applicable to the circuits, whether or not such circuits are useable by Eschelon. Global Crossing will not order Interconnection Facilities on behalf of Eschelon for OC-N circuits.

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National Fiber Network POP Location (by Site)

***

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National Fiber Network POP Location (by Site)

***

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National Fiber Network POP Location (by Site)

***

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Exhibit O

Carrier ATM Services Schedule

Global Crossing ATM Network

CARRIER ATM SERVICES provide access to Global Crossing’s nationwide ATM network via ATM Access Ports and Permanent Virtual Circuits.

ATM Access Port (“Port”) - The access port is the physical connection to the ATM network. The access port speed defines the maximum rate that Eschelon can transmit data to and from the ATM network. The following ATM access port speeds are available: NxT1 (where N = 1 through 8), DS-3, OC-3, and OC-12.

Permanent Virtual Circuit (“PVC”) - PVCs are logical connections between two physical ports within the ATM network. PVCs have Classes of Service, each with a different pricing model. The Class of Service allows the ATM switches to prioritize and process each PVC according to its quality of service (QoS) needs. The following Service Class options are available:

Priority	Service Class
1	Constant Bit Rate (CBR)
2	Variable Bit Rate - real time (VBR-rt)
3	Variable Bit Rate - non real time (VBR-nrt)
4	Unspecified Bit Rate (UBR)

1.                                       ACCESS PORT TERM

1.1                                 Except if the Agreement is terminated by a Party for the other Party’s uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the Carrier ATM Services as long as such Services are in effect pursuant to this Schedule.

1.2                                 Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a Port upon expiration of the term commitment selected by Eschelon for the Port, then, unless the Parties agree otherwise in writing, each Port shall automatically renew for a one year period at the one year rates herein. The foregoing notice and renewal process shall also apply for each renewal period.

2.                                  BILLING AND PAYMENT

2.1                                 Eschelon shall pay Global Crossing for the Carrier ATM Services at the rates and charges set out in Section 4 below. Billing for the Carrier ATM Services shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies Eschelon, in writing or via electronic transmission, that the ordered ATM capacity is available from Global Crossing (regardless of whether or not Eschelon’s Interconnection Facilities (defined in paragraph 5.2 below) are installed and operational), and (ii) the date the ordered ATM capacity is first utilized by Eschelon (the “Service Date”).

2.2                                 Monthly recurring charges (“MRC”) shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges (“NRC”) shall be invoiced

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in arrears. If the Service Date for any ATM capacity falls on a day other than the first day of any Billing Cycle, the initial charge to Eschelon shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in the Agreement.

2.3                                 The pricing in this Schedule is available for interconnection at any Global Crossing SONET POP (“on-net”). Global Crossing reserves the right to charge Eschelon for backhaul facilities if “off-net” routing or special “on-net” routing is agreed to by Global Crossing. If Global Crossing’s cost in providing the Carrier ATM Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the Carrier ATM Services, then Global Crossing may revise the rates and charges in this Schedule upon 30 days written notice to Eschelon. Eschelon may cancel, without further liability (other than to pay for the Port through the date of cancellation), any Ports subject to the rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than 30 days after Eschelon’s receipt of the increase notice.

2.4                                 If a Port is canceled prior to expiration of its term commitment, except if canceled by Eschelon (i) under paragraph 2.3 above, (ii) for Global Crossing’s uncured breach, or (iii) and replaced with a Port of equal or greater cost, Eschelon shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the MRC for the canceled Port times the number of months remaining on the Port’s unexpired term commitment (whether the initial or a renewal term).

3.                                       SERVICE LEVEL AGREEMENT AND CREDITS

3.1                                 Global Crossing shall use commercially reasonable efforts to maintain the following Service Level Agreement (SLA) for the ATM PVCs. This SLA specifically excludes (i) the local circuit between Eschelon’s premises and the Global Crossing POP, and (ii) Eschelon’s customer premise equipment.

A.                                   Network Transit Delay

“Network Transit Delay” is defined as the one-way trip delay between the entrance and exit nodes on Global Crossing’s ATM network. Network Transit Delay is measured from the time period commencing with the transmission of the last bit of an ATM cell from the origination point and ends upon receipt of the first bit of a cell by the destination point. Eschelon is responsible for reporting any suspected transit delay problems to Global Crossing in writing, and Global Crossing will require 30 days from receipt of such report to validate the existence of a network transit delay problem. Eschelon shall cooperate with Global Crossing in addressing any reported

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transit delay problem. Global Crossing will determine network transit delay through periodic transmission of a 53 byte packet from the affected originating port to the affected terminating port as reported by Global Crossing’s NavisCore management platform. This shall be the sole measure used to determine transit delay, and Global Crossing’s measurements shall be conclusive. Global Crossing guarantees an average one-way trip network transit delay of 50 milliseconds or less within the continental United States.

B.                                     PVC Availability

“PVC Availability” is defined as a percentage calculated by dividing: (a) the total number of minutes during a calendar month in which Eschelon’s PVCs, from logical port to logical port, are actually available to exchange data between end points on Global Crossing’s network, by (b) the total number of potentially available minutes for all of Eschelon’s PVCs on Global Crossing’s ATM network during the calendar month, based on Global Crossing’s network configuration then in place, including electronics, for Eschelon. Once Eschelon has reported to Global Crossing in writing of a lapse in network availability, such lapse shall be calculated from the time Global Crossing opens a trouble ticket to the time Global Crossing closes the trouble ticket. The logical port is defined as the infrastructure port on the Global Crossing network, not including the local loop tail circuit to access the infrastructure port. Global Crossing guarantees PVC availability of 99.9% per calendar month.

C.                                     ATM Cell Delivery Rate

“Cell Delivery” is measured as the ratio of the total number of Eschelon originated cells accepted by Global Crossing’s network to Eschelon’s total cells successfully delivered by Global Crossing’s network on a monthly basis, expressed as a percentage figure, and excluding any misaddressing by Eschelon or a third party. Cell delivery is measured by Global Crossing from the entrance port to the exit port of Global Crossing’s network. Eschelon is responsible for providing to Global Crossing a written request for an evaluation of any suspected cell delivery latency and Global Crossing will require 30 days to validate the existence of any such latency. Eschelon shall cooperate with Global Crossing in addressing any reported delivery latency problem. Global Crossing will measure cell delivery through a measurement of the total cells transmitted and received across Global Crossing’s network as measured by the Global Crossing Network Management System. This shall be the sole measurement for determining cell delivery and Global Crossing’s determination shall be conclusive. Global Crossing guarantees that 99.9% of Eschelon originated cells will be delivered within the traffic parameters purchased, except for “tagged” cells. Although not subject to credits, Global Crossing designs its ATM

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network to achieve an average monthly cell delivery rate of 99.5% for cells transmitted above the guaranteed cell rate.

D.                                    Mean Time To Repair

Once Eschelon has reported in writing to Global Crossing of service unavailability, “Mean-Time-to-Repair” shall be calculated from the time that Global Crossing opens a trouble ticket, and it ends at the time Global Crossing closes the trouble ticket. For locations within 50 miles of the Global Crossing POP to which Eschelon is connected, Global Crossing guarantees a mean time to repair of four (4) hours for PVCs provisioned entirely by Global Crossing. This guarantee does not apply to force majeure events or to local loops or other services or facilities not provided by Global Crossing.

3.2                                 The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the Carrier ATM Services (including its failure to meet the SLA) and not caused by (i) Eschelon or third parties, or (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 120 continuous minutes (hereafter an “Outage”). The credit is computed in accordance with the following formula (the “Outage Credit”):

Outage Credit =	Hours of Outage -	x Total MRC for Affected
Circuit 720 hours

3.3                                 The Outage Credit shall apply to the charges for any PVC affected by an Outage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Eschelon to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected PVC as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Eschelon of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

3.4                                 Outage Credits shall not be granted if the malfunction is due to an outage or other defect occurring in Eschelon’s Interconnection Facilities.

3.5                                 All Outage Credits shall be credited on the next monthly invoice for the affected PVC after receipt of Eschelon’s written request for credit. The total of all agreed upon Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Eschelon to Global Crossing for the same month for the affected PVC.

3.6                                 The Outage Credit described in this Section shall be the sole and exclusive remedy of Eschelon in the event of any Outage or failure to meet the SLA, and

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under no circumstance shall an Outage or such a failure be deemed a breach by Global Crossing under the Agreement.

4.                                       RATES AND CHARGES.

Pricing for the Carrier ATM Services is based upon the term commitment selected by Eschelon.

ATM Access Port – Monthly Recurring Charge

Access Port	***	***	***
NxT1 (N=1)	***	***	***
DS3	***	***	***
OC3	***	***	***
OC12	***	***	***

Permanent Virtual Circuits - Monthly Recurring Charge

Service Class	***	***	***
CBR	***	***	***
VBR-rt	***	***	***
VBR-nrt	***	***	***
UBR	***	***	***

Notes:                                  (1)             All PVC pricing is duplex and bi-directional

(2)          VBR-rt and VBR-nrt Peak Cell Rate is set to two times Sustainable Cell Rate. Any changes to these parameters require authorization from Global Crossing’s ATM Product Manager in Concurrence Memo format and are subject to rate changes.

(3)          CBR subscriptions greater than 6 Mpbs required authorization from Global Crossing’s ATM Product Management.

Additional Charges - Non-Recurring Charges

Service	***	***	***
OC- n Port Installation	***	***	***
DS- 3 Port Installation	***	***	***
NxT1 Port Installation (per T1)	***	***	***
PVC Installation	***	***	***
Port Change Fee	***	***	***
PVC Change Fee	***	***	***
Port Cancellation Fee	***	***	***
PVC Cancellation Fee	***	***	***

5.                                       CAPACITY AVAILABILITY DATE; INTERCONNECTION FACILITIES.

5.1                                 Upon receipt of a complete and accurate service order for ATM capacity, Global Crossing shall notify Eschelon of its target date for the delivery of the capacity (the “Estimated

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Availability Date”). Global Crossing shall use reasonable efforts to install the necessary ATM components on or before the Estimated Availability Date, but the inability of Global Crossing to deliver the capacity by such date shall not be a b-reach by Global Crossing under the Agreement. If Global Crossing fails to make the capacity available within 90 days after the Estimated Availability Date, Eschelon’s sole remedy shall be to cancel the service order which pertains to such capacity upon ten days prior written notice to Global Crossing.

5.2                                 Within the Global Crossing ATM node where Eschelon orders capacity, Global Crossing shall provide appropriate equipment necessary to connect its network to Eschelon’s Interconnection Facilities. If Eschelon desires to install its own equipment in one or more Global Crossing’s POPs and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Eschelon agrees that Eschelon’s Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the POPs. As used herein, the term “Interconnection Facilities” shall mean transmission capacity provided by Eschelon or its third party supplier to extend the capacity provided by Global Crossing from a POP to any other location (e.g., a local access telephone service provided by a local telephone company).

5.3                                 For DS-3 and lesser capacity circuits, Global Crossing shall, at Eschelon’s request, use reasonable efforts to order Interconnection Facilities on behalf of Eschelon from Eschelon’s designated supplier, provided that Eschelon furnishes Global Crossing with an acceptable letter of agency. Eschelon shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing’s ordering Interconnection Facilities from any third party on behalf of Eschelon. Eschelon may order its own Interconnection Facilities provided Global Crossing has an interconnection arrangement with Eschelon’s proposed supplier. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Eschelon’s obligation to pay Global Crossing all applicable rates and charges hereunder, whether or not such the ATM Services hereunder are useable by Eschelon. Global Crossing will not order Interconnection Facilities on behalf of Eschelon for OC-N circuits.

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Exhibit P

CarrierConnectSM DEDICATED INTERNET ACCESS SERVICES SCHEDULE

Global Crossing’s IPA Network

DEDICATED INTERNET ACCESS SERVICES permit direct access to the Internet via Global Crossing’s nationwide IP network via DS-1, DS-3, or OC-3 dedicated circuits at speeds ranging from 1,544 mbps to 155 mbps. Connectivity is via the dedicated circuit between Eschelon’s router to the Global Crossing router located nearest a Global Crossing SONET-POP.

1.                                      SERVICE AND CIRCUIT TERM.

1.1.                              Except if the Agreement is terminated by a Party for the other Party’s uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the CarrierConnectSM Dedicated Internet Access Services as long as a circuit installed under this Schedule remains in operation.

1.2.                              Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a circuit after the circuit’s minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew for an additional one year period at Global Crossing’s then-current rates and charges in effect for a one year term commitment for that circuit type. The foregoing notice and renewal process shall also apply for each additional renewal period.

2.                                      BILLING AND PAYMENT; MINIMUM COMMITMENTS.

2.1.                              Eschelon shall pay Global Crossing for the CarrierConnectSM Dedicated Internet Access Services at the rates and charges set out in Section 4 below. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies Eschelon, in writing or via electronic transmission, that the ordered circuit capacity is available from Global Crossing (regardless of whether or not Eschelon’s Interconnection Facilities (defined in paragraph 5.2 below) are installed and operational), and (ii) the date the ordered circuit capacity is first utilized by Eschelon (the “Service Date”).

2.2.                              Monthly recurring charges (“MRC”) shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit falls on a day other than the first day of any Billing Cycle, the initial charge to Eschelon shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in Section 3 of the Agreement.

2.3                                 The pricing in this Schedule is limited to the CarrierConnectSM Dedicated Internet Access Services provided between the “on-net” nodes set out in the Global Crossing IP POP List attached hereto. If Global Crossing’s cost in providing the CarrierConnectSM Dedicated Internet Access Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the CarrierConnectSM Dedicated Internet Access Services, then Global Crossing may revise the rates and charges in this Schedule upon 30 days written notice to

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Eschelon. Eschelon may cancel any circuits subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than 30 days after Eschelon’s receipt of the increase notice.

2.4                                 Eschelon shall be liable for the applicable minimum circuit terms and minimum circuit commitment charges set out below.

2.5                                 If a circuit is canceled prior to expiration of its minimum term commitment, except if canceled by Eschelon under paragraph 2.3 above or for Global Crossing’s uncured breach, Eschelon shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.

3.                                       SERVICE LEVEL AGREEMENT AND CREDITS.

3.1                                 The following Service Level Agreement (SLA) applies to DS-1, DS-3 and OC-3 circuits only with term commitments of at least one year. The SLA covers (i) the router port in the Global Crossing IP-POP which connects directly to Eschelon’s local access circuit, (ii) the Global Crossing network backbone interconnecting the Global Crossing IP-POPs, and (iii) supporting systems within Global Crossing’s control which provide domain name routing and other functions which enable Eschelon to logically interact with the network. This SLA specifically excludes (a) the local circuit between Eschelon’s premises and the Global Crossing IP-POP, (b) customer premise equipment either owned by Eschelon or provided through Global Crossing, (c) connections between Global Crossing’s network and other Internet service providers, and (d) other Internet service provider networks.

A.                                   Network Availability of 99.9% measured on a monthly basis for Global Crossing’s IP access ports and backbone network in the contiguous United States.

B.                                     Average monthly round-trip transmission latency of no more than 85 milliseconds within Global Crossing’s backbone in the contiguous United States.

C.                                     Global Crossing’s network is monitored on a 24 hours, 7 days per week basis. Global Crossing will use reasonable efforts to provide Eschelon with one day’s prior notice of all planned outages or scheduled maintenance which may cause significant Service degradation.

3.2                                 The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the CarrierConnectSM Dedicated Internet Access Services (including its negligence), and not caused by (i) Eschelon’s or third parties’ networks or equipment, (ii) a scheduled or emergency interruption, or (iii) a force majeure event shall be a credit as follows:

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A.                                   For service interruptions or network unavailability (the inability of Global Crossing’s network to pass traffic between its IP-POPs) greater than 120 continuous minutes (hereafter an “Outage”), Eschelon will be eligible to receive a credit computed in accordance with the following formula (the “Outage Credit”):

Outage Credit =	Hours of Outage	- x Total MRC for Affected Circuit
720 hours

The Outage Credit shall apply to the charges for any circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by Eschelon, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Eschelon to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Eschelon of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

3.3                                 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other defect occurring in Eschelon’s Interconnection Facilities.

3.4                                 All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of Eschelon’s request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Eschelon to Global Crossing for that same month for such circuit.

3.5                                 The Outage Credits described in this Section 3 shall be the sole and exclusive remedy of Eschelon in the event of any failure of Global Crossing to comply with the SLA, and under no circumstance shall such a failure be deemed a breach by Global Crossing under the Agreement.

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4.                                       RATES AND CHARGES.

Pricing for CarrierConnectSM Dedicated Internet Access Services is based upon :

(i)                                     the length of the circuit term commitment; and

(ii)                                  Eschelon maintaining, on a monthly basis, an even balance of Internet ingress and egress traffic over the Global Crossing network. If Eschelon’s Internet egress traffic exceeds 50% of its total Internet traffic over Global Crossing’s network, then a monthly surcharge equal to 50% of the per mbps MRC shall be charged to Eschelon.

Monthly Recurring Charge (MRC)

(Customer Specific)

Circuit Capacity	Term of Agreement MRC per Mbps
Full DS-1 Circuits
***	***
***	***
***	***
***	***
DS-3 & OC-X (per Mbps)	***

NOTES:  (1)  DS-3 access bandwidth start at a minimum of 3 Mbps

  (2)  OC-3 access bandwidth start at a minimum of 55 Mbps

Non-Recurring Charges (NRC)

Circuit Capacity	Term of Agreement Installation Charge	Change Charge
DS-1	***	***
DS-3	***	***
OC-3	***	***

NOTE:

(1)                                  A one time fee of $1,000 will be assessed for any de-installation of any CarrierConnectSM Dedicated Internet Access circuit.

Upon signature of a CarrierConnectSM Service Request (CCSR) by Eschelon, the Parties agree that the CCSR constitutes a firm circuit order and should Eschelon cancel such ordered circuit(s) prior to the Service Date Eschelon will pay the applicable cancellation charge below.

Circuit Cancellation Charges
DS-1	***
DS-3 & OC-3	***

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5.                                       CIRCUIT AVAILABILITY DATE; INTERCONNECTION FACILITIES.

5.1                                 Upon receipt of a complete and accurate service order for a circuit, Global Crossing shall notify Eschelon of its target date for the delivery of each circuit (the “Estimated Availability Date”). Any Estimated Availability Date given by Global Crossing to Eschelon shall be subject to Global Crossing’s then-current standard and expedited interval guidelines. Global Crossing shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a circuit by such date, or within the interval guidelines, shall not be a breach by Global Crossing under the Agreement. If Global Crossing fails to make any circuit available within 90 days after acceptance by Global Crossing of the service order with respect to such circuit (or such greater time as is set forth in the interval guidelines), Eschelon’s sole remedy shall be to cancel the service order which pertains to such circuit upon ten days prior written notice to Global Crossing.

5.2                                 Within the Global Crossing IP node where Eschelon orders circuits, Global Crossing shall provide appropriate equipment necessary to connect the circuits to Eschelon’s Interconnection Facilities. If Eschelon desires to install its own equipment in one or more IP POP, and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Eschelon agrees that Eschelon’s Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the IP POPs. As used herein, the term “Interconnection Facilities” shall mean transmission capacity provided by Eschelon or its third party supplier to extend the circuits provided by Global Crossing from a IP POP to any other location (e.g., a local access telephone service provided by a local telephone company).

5.3                                 For DS-3 and lesser capacity circuits, Global Crossing shall use reasonable efforts to order Interconnection Facilities on behalf of Eschelon from Eschelon’s designated supplier, provided that Eschelon furnishes Global Crossing with an acceptable letter of agency. Eschelon shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing’s ordering Interconnection Facilities from any third party on behalf of Eschelon. Eschelon may, at its election, but subject to Global Crossing’s prior written approval, order its own Interconnection Facilities. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Eschelon’s obligation to pay Global Crossing all rates or charges applicable to the circuits, whether or not such circuits are useable by Eschelon. Global Crossing will not order Interconnection Facilities on behalf of Eschelon for OC-N circuits.

6.                                       GLOBAL CROSSING ACCEPTABLE USE AND SECURITY POLICIES.

6.1                                 Eschelon and its customers shall comply with Global Crossing’s Acceptable Use and Security Policies (collectively, the “Policy”), which Policy Global Crossing may modify at any time. The current, complete Policy is available for review at http://www.globalcenter.net/aup/ (Global Crossing may change the Policy and website address via electronic notice). Without limiting the Policy, generally, neither Eschelon nor its customers may use Global Crossing’s network, machines, or services in any manner which:

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(i)                                     violates any applicable law, regulation, treaty, or tariff;

(ii)                                  violates the acceptable use policies of any networks, machines; or services which are accessed through Global Crossing’s network;

(iii)                               infringes on the intellectual property rights of others.

Prohibited activity includes, but is not limited to, unauthorized use (or attempted unauthorized use) of any machines or networks; denial of service attacks; falsifying header information or user identification or information; monitoring or scanning the networks of others without permission; sending unsolicited bulk e-mail; maintaining an open mail relay; collecting e-mail addresses from the Internet for the purpose of sending unsolicited bulk e-mail or to provide collected addresses to others for that purpose; and transmitting or receiving copyright-infringing or obscene material.

6.2                                 Eschelon and its customers are responsible for the security of their own networks and machines. Global Crossing assumes no responsibility or liability for failures or breach of Eschelon-imposed protective measures, whether implied or actual. Abuse that occurs as a result of Eschelon’s systems or account being compromised may result in suspension of the Dedicated Internet Access Services or account access by Global Crossing. If a security related problem is escalated to Global Crossing for resolution, Global Crossing will resolve the problem in accordance with its then-current Policy. Without limiting the Policy, generally, the following activities are prohibited:

(i)                                     fraudulent activities of any kind;

(ii)                                  network disruptions of any kind;

(iii)                               unauthorized access, exploitation, or monitoring.

6.3                                 Eschelon shall be responsible for enforcing the Policy for any third parties (including its customers) accessing the Internet through Eschelon’s use of the Network Services; and shall defend and indemnify Global Crossing with respect to claims related to such third party access.

6.4                                 Global Crossing reserves the right to suspend the Dedicated Internet Access Services for Eschelon’s or its customers’ failure to comply with the requirements of Global Crossing’s then-current Policy. Further, Global Crossing may terminate the Dedicated Internet Access Services for recurring violations of the Policy by Eschelon or its customers.

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CarrierConnectSM Dedicated Internet Access

IP POP List

***

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SONET-POP LIST

***

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SONET-POP LIST

***

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Exhibit Q

Integrated T-1 Service Schedule

Integrated T-1 Service provides Eschelon with the capability of transmitting a total of 1.544 mbps of aggregated voice (inbound and outbound) and data traffic over a single dedicated access circuit (DS1 or T-1). Eschelon shall interconnect with Global Crossing at Global Crossing’s nearest SONET POP location as set out in Eschelon’s CarrierConnect Dedicated Internet Access Service Schedule. Eschelon may elect to interconnect with Global Crossing at a Global Crossing non-SONET POP location in which event Eschelon shall be liable for backhaul charges as set out in the Agreement.

1.                                       Eschelon must be subscribed to Global Crossing’s NOS or Access Direct dedicated voice (inbound and outbound) Services and CarrierConnect Dedicated Internet Access Services in order to subscribe to the Integrated T-1 Service.

2.                                       Customer premise equipment (CPE) may be required to connect an End-User’s location to the Global Crossing network. Eschelon shall have the sole responsibility for coordinating, purchasing, implementing and maintaining any required CPE for its End-Users as Eschelon determines is necessary and appropriate.

3.                                       Rates and Charges

Sub T-1 Dedicated Internet pricing

SPEED (BPS)	MRC
64K	***
128K	***
256K	***
384K	***
512K	***
640K	***
768K	***
1024K	***

Service Option Charge	MRC	NRC
Domain Name Service	***	***
Internet E-Mail Service	***	***
IP Address Request	***	***
Additional IP Address Request	***	***
Reconfiguration	***	***

Notes:

(1)                                  Domain Name Service Fee is for Global Crossing to administer registration of a domain name. InterNIC will bill its maintenance fee *** directly to the owner of the domain name.

(2)                                  Eschelon must complete IP address justification and request form for each IP Address Request.

(3)                                  Reconfiguration is any change to the data/voice bandwidth/channel allocation on any existing T-1.

Integrated T-1 Service Schedule

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4.                                       A local loop from an End-User’s premise to the Global Crossing POP will be required. Eschelon may elect to utilize Global Crossing to coordinate ordering, provisioning and billing of such access service. At Eschelon’s request, Global Crossing will provide local loop access service (for Integrated T1 service ONLY) as outlined in the promotional pricing table below. Mileage is measured from an End-User’s location to the closest Global Crossing POP. Standard Global Crossing Local Loop cancellation policy applies as set out in Eschelon’s Ancillary Fee Schedule.

Promotion Pricing

DS-1 Local Loop Charges (by Mileage)	0 – 15 Miles	16 – 30 Miles	31 – 50 Miles
Monthly Recurring Charges	***	***	***
One Time Installation Charges	***	***	***
Monthly Recurring Access Coordination Charges	***	***	***

Notes:

(1)                                  Charges apply on each and all DS-1 local loop orders.

(2)                                  DS-1 Promotional rates expire for new orders after 9/30/00

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Exhibit R

CARRIER FRAME RELAY SERVICES SCHEDULE

Global Crossing Frame Relay Network

CARRIER FRAME RELAY SERVICES provide access to Global Crossing’s nationwide Frame Relay network viaFrame Relay Ports and Permanent Virtual Circuits (as defined below).

Frame Relay Port (“Port”) - The port is the physical connection to the Frame Relay network. The port speed defines the maximum rate that Eschelon can transmit data to and from the Frame Relay network. The following Port speeds are available: -56/64k, 128k, 256k, 384k, 512k, 1024k and DS-1.

Permanent Virtual Circuit (“PVC”) - PVCs are logical connections between two physical ports within the Frame Relay network. PVC’s are ordered based on the Committed Information Rate (CIR) bandwidth. The following Frame Relay CIR bandwidth capacities are available: 16k, 32k, 64k, 128k, 256k, 384k, 512k, 768k, 1024k and DS-1.

1.                                       FRAME RELAY PORT TERM

1.1                                 Except if the Agreement is terminated by a Party for the other Party’s uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the Carrier Frame Relay Services as long as such Services are in effect pursuant to this Schedule.

1.2                                 Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a Port upon expiration of the term commitment selected by Eschelon for the Port, then, unless the Parties agree otherwise in writing, each Port shall automatically renew for a one year period at the one year rates herein. The foregoing notice and renewal process shall also apply for each renewal period.

2.                                       BILLING AND PAYMENT

2.1                                 Eschelon shall pay Global Crossing for the Carrier Frame Relay Services at the rates and charges set out in Section 4 below. Billing for the Carrier Frame Relay Services shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies Eschelon, in writing or via electronic transmission, that the ordered Frame Relay capacity is available from Global Crossing (regardless of whether or not Eschelon’s Interconnection Facilities (defined in paragraph 5.2 below) are installed and operational), and (ii) the date the ordered Frame Relay capacity is first utilized by Eschelon (the “Service Date”).

2.2                                 Monthly recurring charges (“MRC”) shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges (“NRC”) shall be invoiced in arrears. If the Service Date for any Frame Relay capacity falls on a day other than the first day of any Billing Cycle, the initial charge to Eschelon shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in the Agreement.

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2.3                                 The pricing in this Schedule is available for interconnection at any Global Crossing SONET POP (“on-net”). Global Crossing reserves the right to charge Eschelon for backhaul facilities if “off-net” routing or special “on-net” routing is agreed to by Global Crossing. If Global Crossing’s cost in providing the Carrier Frame Relay Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the Carrier Frame Relay Services, then Global Crossing may revise the rates and charges in this Schedule upon 30 days written notice to Eschelon. Eschelon may cancel, without further liability (other than to pay for the Port through the date of cancellation), any Ports subject to the rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than 30 days after Eschelon’s receipt of the increase notice.

2.4                                 If a Port is canceled prior to expiration of its term commitment, except if canceled by Eschelon (i) under paragraph 2.3 above, (ii) for Global Crossing’s uncured breach, or (iii) and replaced with a Port of equal or greater cost, Eschelon shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the MRC for the canceled Port times the number of months remaining on the Port’s unexpired term commitment (whether the initial or a renewal term).

3.                                       SERVICE LEVEL AGREEMENT AND CREDITS

3.2                                 Global Crossing shall use commercially reasonable efforts to maintain the following Service Level Agreement (SLA) for the Frame Relay PVCs. This SLA specifically excludes (i) the local circuit between Eschelon’s premises and the Global Crossing POP, and (ii) Eschelon’s customer premise equipment.

C.                                     Network Transit Delay

“Network Transit Delay” is defined as the one-way trip delay between the entrance and exit nodes on Global Crossing’s Frame Relay network. Network Transit Delay is measured from the time period commencing with the transmission of the last bit of a frame from the origination point and ends upon receipt of the first bit of a frame by the destination point. Eschelon is responsible for reporting any suspected transit delay problems to Global Crossing in writing, and Global Crossing will require 30 days from receipt of such report to validate the existence of a network transit delay problem. Eschelon shall cooperate with Global Crossing in addressing any reported transit delay problem. Global Crossing will determine network transit delay through periodic transmission of a frame from the affected originating port to the affected terminating port as reported by Global Crossing’s NavisCore management platform. This shall be the sole measure used to determine transit delay, and Global Crossing’s measurements shall be conclusive. Global Crossing guarantees an average one-way trip network transit delay of 70 milliseconds or less within the continental United States.

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D.                                    PVC Availability

“PVC Availability” is defined as a percentage calculated by dividing: (a) the total number of minutes during a calendar month in which Eschelon’s PVCs, from logical port to logical port, are actually available to exchange data between end points on Global Crossing’s network, by (b) the total number of potentially available minutes for all of Eschelon’s PVCs on Global Crossing’s Frame Relay network during the calendar month, based on Global Crossing’s network configuration then in place, including electronics, for Eschelon. Once Eschelon has reported to Global Crossing in writing of a lapse in network availability, such lapse shall be calculated from the time Global Crossing opens a trouble ticket to the time Global Crossing closes the trouble ticket. The logical port is defined as the infrastructure port on the Global Crossing network, not including the local loop tail circuit to access the infrastructure port. Global Crossing guarantees PVC availability of 99.9% per calendar month. This guarantee applies only if Eschelon has more than five or more discrete sites being serviced by Global Crossing.

C.                                     Frame Delivery

“Frame Delivery “ is measured as the ratio of the total number of Eschelon originated frames accepted by Global Crossing’s network to Eschelon’s total frames successfully delivered by Global Crossing’s network on a monthly basis, expressed as a percentage figure, and excluding any misaddressing by Eschelon or a third party. Frame delivery is measured by Global Crossing from the entrance port to the exit port of Global Crossing’s network. Eschelon is responsible for providing to Global Crossing a written request for an evaluation of any suspected frame delivery issues and Global Crossing will require 30 days to validate the existence of any such issues. Eschelon shall cooperate with Global Crossing in addressing any reported frame delivery problem. Global Crossing will measure frame delivery through a measurement of the total frames transmitted and received across Global Crossing’s network as measured by the Global Crossing Network Management System. This shall be the sole measurement for determining frame delivery and Global Crossing’s determination shall be conclusive. Global Crossing guarantees that 99.9% of Eschelon originated frames will be delivered within the traffic parameters purchased, except for “discard eligible” frames. Although not subject to credits, Global Crossing designs its Frame Relay network to achieve an average monthly frame delivery rate of 99.5% for frames transmitted above the committed information rate.

D.                                    Mean Time To Repair

Once Eschelon has reported in writing to Global Crossing of service unavailability, “Mean-Time-to-Repair” shall be calculated from the time that Global Crossing opens a trouble ticket, and it ends at the time Global Crossing closes the trouble ticket. For locations within 50 miles of the Global Crossing POP to which Eschelon is connected, Global Crossing guarantees a mean time to repair of four (4) hours for PVCs provisioned entirely by Global Crossing. This guarantee does not apply to force

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majeure events or to local loops or other services or facilities not provided by Global Crossing.

 3.2                              The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the Carrier Frame Relay Services (including its failure to meet the SLA) and not caused by (i) Eschelon or third parties, or (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 120 continuous minutes (hereafter an “Outage”). The credit is computed in accordance with the following formula (the “Outage Credit”):

Outage Credit =	Hours of Outage -	x Total MRC for Affected Circuit
720 hours

3.3                                 The Outage Credit shall apply to the charges for any PVC affected by an Outage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Eschelon to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected PVC as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Eschelon of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

3.4                                 Outage Credits shall not be granted if the malfunction is due to an outage or other defect occurring in Eschelon’s Interconnection Facilities.

3.5                                 All Outage Credits shall be credited on the next monthly invoice for the affected PVC after receipt of Eschelon’s written request for credit. The total of all agreed upon Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Eschelon to Global Crossing for the same month for the affected PVC.

3.6                                 The Outage Credit described in this Section shall be the sole and exclusive remedy of Eschelon in the event of any Outage or failure to meet the SLA, and under no circumstance shall an Outage or such a failure be deemed a breach by Global Crossing under the Agreement.

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4.                                       RATES AND CHARGES.

Pricing for the Carrier Frame Relay Services is based upon the term commitment selected by Eschelon.

Frame Relay Port Charge - Monthly Recurring Charge

Port Speed (kbps)	***	***	***
56/64	***	***	***
128	***	***	***
256	***	***	***
384	***	***	***
512	***	***	***
640	***	***	***
768	***	***	***
1,024	***	***	***
1,544	***	***	***

Permanent Virtual Circuits – Monthly Recurring Charge

PVC CIR (kbps)	***	***	***
16	***	***	***
32	***	***	***
64	***	***	***
128	***	***	***
256	***	***	***
384	***	***	***
512	***	***	***
768	***	***	***
1,024	***	***	***
1,544	***	***	***

Notes:             (1) All PVC pricing is duplex and bi-directional

Additional Charges – Non-Recurring Charges

NRC	***	***	***
Port Install	***	***	***
PVC Install	***	***	***
Port Change	***	***	***
PVC Change	***	***	***
Port Cancel	***	***	***
PVC Cancel	***	***	***

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5.                                       CAPACITY AVAILABILITY DATE; INTERCONNECTION FACILITIES.

5.1                                 Upon receipt of a complete and accurate service order for Frame Relay capacity, Global Crossing shall notify Eschelon of its target date for the delivery of the capacity (the “Estimated Availability Date”). Global Crossing shall use reasonable efforts to install the necessary Frame Relay components on or before the Estimated Availability Date, but the inability of Global Crossing to deliver the capacity by such dateshall not be a breach by Global Crossing under the Agreement. If Global Crossing fails to make the capacity available within 90 days after the Estimated Availability Date, Eschelon’s sole remedy shall be to cancel the service order which pertains to such capacity upon ten days prior written notice to Global Crossing.

5.2                                 Within the Global Crossing Frame Relay node where Eschelon orders capacity, Global Crossing shall provide appropriate equipment necessary to connect its network to Eschelon’s Interconnection Facilities. If Eschelon desires to install its own equipment in one or more Global Crossing’s POPs and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Eschelon agrees that Eschelon’s Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the POPs. As used herein, the term “Interconnection Facilities” shall mean transmission capacity provided by Eschelon or its third party supplier to extend the capacity provided by Global Crossing from a POP to any other location (e.g., a local access telephone service provided by a local telephone company).

5.3                                 For DS-3 and lesser capacity circuits, Global Crossing shall, at Eschelon’s request, use reasonable efforts to order Interconnection Facilities on behalf of Eschelon from Eschelon’s designated supplier, provided that Eschelon furnishes Global Crossing with an acceptable letter of agency. Eschelon shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing’s ordering Interconnection Facilities from any third party on behalf of Eschelon. Eschelon may order its own Interconnection Facilities provided Global Crossing has an interconnection arrangement with Eschelon’s proposed supplier. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Eschelon’s obligation to pay Global Crossing all applicable rates and charges hereunder, whether or not such the Frame Relay Services hereunder are useable by Eschelon.

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Exhibit S

Network Interconnection Schedule

Global Crossing Points of Presence

LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
476	AL	BRM	Birmingham	205-251	BRHMALMT25E	Atlanta	***	***
477	AL	HNT	Huntsville	205-532	HNVIALMTDS0	Atlanta	***	***
480	AL	MBL	Mobile	334-433	MOBLALAZDS0	Atlanta	***	***
478	AL	MTG	Montgomery	334-269	MTGMALMT26E	Atlanta	***	***
526	AR	FAY	Fayetteville	501-442	FYVLARHIDS0	Dallas	***	***
528	AR	LRK	Little Rock	501-320	LTRKARFRCG0	Dallas	***	***
530	AR	PBF	Pinebluff	870-534	PNBLARJEDS0	Dallas	***	***
666	AZ	PHX	Phoenix	602-279	PHNXAZNODS3	Los Angeles	***	***
980	AZ	STM	St. Michaels	520-810	STMCAZXEDSO	Los Angeles	***	***
668	AZ	TCN	Tucson	520-792	TCSNAZMACG0	Los Angeles	***	***
730	CA	ANW	Anaheim	714-491	ANHMCA01CG0	Los Angeles	***	***
734	CA	BKR	Bakersfield	805-327	BKFDCA12CG0	Los Angeles	***	***
730	CA	COM	Compton	310-604	CMTNCA01CG0	Los Angeles	***	***
730	CA	ELS	El Segundo	310-414	ELSGCA12CG0	Los Angeles	***	***
728	CA	FRS	Fresno	209-237	FRSNCA01DS0	San Francisco	***	***
730	CA	GGV	Garden Grove	714-740	ORNGCA14DS0	Los Angeles	***	***
722	CA	OAK	Oakland	510-839	OKLDCA03CG0	San Francisco	***	***
730	CA	ONT	Ontario	909-467	ONTRCAXF98K	Los Angeles	***	***
973	CA	PLM	Palm Springs	760-320	PLSPCAXGDSO	Los Angeles	***	***
724	CA	RDN	Redding/Chico	916-225	RDNGCA02DS1	San Francisco	***	***
726	CA	SRT	Sacramento	916-442	SCRMCAO1DS0	San Francisco	***	***
736	CA	SLS	Salinas	408-422	SLNSCA01CG0	San Francisco	***	***
732	CA	SDO	San Diego	619-560	SNDGCA03CG0	Los Angeles	***	***
722	CA	SJS	San Jose	408-971	SNJSCA02CG2	San Francisco	***	***
740	CA	SNB	San Luis Obispo	805-883	SNBBCAYFDS1	Los Angeles	***	***
730	CA	SAN	Santa Barbara	714-540	SNANCA11CG0	Los Angeles	***	***
730	CA	SHO	Shermon Oaks	818-788	SHOKCA01DS0	Los Angeles	***	***
738	CA	SCK	Stockton	209-461	SKTNCA01CG0	San Francisco	***	***
722	CA	SFO	Switch Site	415-227	SNFCCA21CG1	San Francisco	***	***
730	CA	LAX	Switch Site	213-629	LSANCA02DS4	Los Angeles	***	***
730	CA	WLA	West LA	310-270	WLANCAXF47K	Los Angeles	***	***
658	CO	COS	Colorado Spgs	719-636	CLSPCOMADS0	Denver	***	***
656	CO	DEN	Switch Site	303-860	DNVRCOCHCG1	Denver	***	***
920	CT	HRT	Hartford	860-987	HRFRCT03CG1	New York	***	***
920	CT		New Haven	203-432*		New York	***
920	CT		New London	860-271*		New York	***
920	CT	SMF	Stamford	203-358	SMFRCT01DS0	New York	***	***
236	DC	DCA	Switch Site	202-429	WASHDCMTCG1	D.C.	***	***
456	FL	DAT	Daytona Beach	904-258	DYBHFLMA25E	Tampa	***	***
460	FL	FTL	Ft Lauderdale	954-316	FTLDFLPLCG0	Tampa	***	***
939	FL	FTM	Ft Myers	941-275	FTMYFLXCDS2	Tampa	***	***

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
454	FL	GAV	Gainsville	352-377	GSVLFLMADS1	Tampa	***	***
452	FL	JKS	Jacksonville	904-355	JCVLFLCLDS0	Tampa	***	***
460	FL	MIM	Miami	305-530	MIAMFLGRDS0	Tampa	***	***
458	FL	OLD	Orlando	407-849	ORLDFLMA42E	Tampa	***	***
450	FL	PAC	Panama City	904-265	LYHNFLOHDS0	Atlanta	***	***
448	FL	PEN	Pensacola	904-310	PNSCFLBL43E	Atlanta	***	***
952	FL	TMP	Switch Site	813-273	TAMPFLXX27H	Tampa	***	***
953	FL	TLH	Tallahassee	904-681	TLHSFLXADS1	Atlanta	***	***
460	FL	WPB	W Palm B	561-355	WPBHFLANRS0	Tampa	***	***
444	GA	ABN	Albany	912-439	ALBYGAMA88C	Atlanta	***	***
442	GA	AUG	Augusta	706-724	AGSTGAMT72C	Atlanta	***	***
446	GA	MAC	Macon	912-745	MACNGAMT74C	Atlanta	***	***
440	GA	SAV	Savannah	912-234	SVNHGABS23A	Atlanta	***	***
438	GA	ATL	Switch Site	404-525	ATLNGACSDS3	Atlanta	***	***
635	IA	CDR	Cedar Rapids	319-294	CDRRIADTDS0	Kansas City	***	***
634	IA	DVP	Davenport	319-322	DVNPIADT32X	Kansas City	***	***
632	IA	DSM	Des Moines	515-235	DESMIADTDS1	Kansas City	***	***
630	IA	SIO	Sioux City	712-233	SXCYIADT25X	Kansas City	***	***
652	ID	BOI	Boise	208-336	BOISIDMADS3	Seattle	***	***
960	ID	CDA	Coeur D’Alene	208-765	CRALIDXXCG0	Seattle	***	***
366	IL	BLM	Bloomington	309-828	BLTNILXDDS0	Chicago	***	***
362	IL	CRB	Cairo/Mound	618-453	CRDLILXEDS0	Kansas City	***	***
370	IL	CMP	Champaign	217-351	CHMPILCPDS0	Chicago	***	***
977	IL	GSB	Galesburg	309-342	GLBGILXDDS0	Chicago	***	***
976	IL	MAT	Matoon	217-258	MTONILXCDS0	Kansas City	***	***
978	IL	OLN	Olney	618-754	DNDSILXERS0	Kansas City	***	***
368	IL	PEO	Peoria	309-676	PEORILPJDS1	Chicago	***	***
376	IL	QUI	Quincy	217-221	QNCYILQYDS0	Kansas City	***	***
360	IL	RKF	Rockford	815-962	RCFRILRTDS1	Chicago	***	***
374	IL	SPR	Springfield	217-757	SPFDILESDS2	Chicago	***	***
364	IL	DKB	Sterling/Dekalb	815-753	DKLBILXADS0	Chicago	***	***
358	IL	CHA	Switch Site	312-786	CHCGILWBDS3	Chicago	***	***
338	IN	BLM	Bloomington	812-332	BLTNIN01DS0	Chicago	***	***
330	IN	EVN	Evansville	812-423	EVVLIN03DS1	Chicago	***	***
334	IN	FTW	Fort Wayne	219-482	FTWYINXFDS0	Chicago	***	***
336	IN	INA	Indianapolis	317-637	IPLSIN0163E	Chicago	***	***
937	IN	RIC	Richmond	765-962	RCMDINXBCG0	Chicago	***	***
332	IN	SBD	South Bend	219-234	SBNDIN01DS1	Chicago	***	***
938	IN	TEH	Terre Haute	812-232	TRRHINXADS2	Chicago	***	***
534	KS	TPK	Topeka	913-224	TPKAKSJACG0	Kansas City	***	***

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
532	KS	WIC	Wichita	316-261	WCHTKSAMCG0	Kansas City	***	***
464	KY	BWG	Bowling Green	502-529	BWLGKYMADS0	Atlanta	***	***
466	KY	LEX	Lexington	606-252	LXTNKYXADS0	Cleveland	***	***
462	KY	LOU	Louisville	502-561	LSVLKYAPDS0	Cleveland	***	***
492	LA	BTR	Baton Rouge	504-267	BTRGLAMADS0	Dallas	***	***
488	LA	LAF	Lafayette	318-231	LFYTLAMACG1	Dallas	***	***
490	LA	NOS	New Orleans	504-528	NWORLAMACG2	Dallas	***	***
486	LA	SPL	Shreveport	318-425	SHPTLAMACG0	Dallas	***	***
126	MA	SPG	Springfield	413-785	SPFDMAWOCG0	Boston	***	***
126	MA	SPG	Westfield	413-562*	SPFDMAWOCG0	Boston	***	***
128	MA	BOS	Switch Site	617-423	BSTNMAHADS9	Boston	***	***
128	MA	WOR	Worcester	508-335	WRCSMACEDS3	Boston	***	***
238	MD	BAL	Baltimore	410-752	BLTMMDCHDS3	D.C.	***	***
240	MD	FDR	Frederick	301-662	FRDRMDFRDS0	D.C.	***	***
242	MD	SAL	Salisbury	410-334	SLBRMDSBDS1	D.C.	***	***
120	ME	PME	Portland	207-552	PTLDMEFODS0	Boston	***	***
340	MI	ANN	Annabor	313-761	ANARMIMNDS0	Southfield	***	***
348	MI	BTC	Battle Creek	616-962	BTCKMIBCDS0	Southfield	***	***
344	MI	BCY	Bay City	517-667	BYCYMIWSDS0	Southfield	***	***
340	MI	DTR	Detroit	313-259	DTRTMIRVCG0	Southfield	***	***
340	MI	FLT	Flint	810-232	FLNTMIMNDS1	Southfield	***	***
348	MI	GRS	Grand Rapids	616-235	GDRPMIBLDS0	Southfield	***	***
342	MI	IRN	Iron MT	906-779	IRMTMIMNCG1	Chicago	***	***
346	MI	JKS	Jacksonville	517-787	JCSNMIMNDSO	Southfield	***	***
348	MI	KLZ	Kalamazoo	616-342	KLMZMIFADS2	Southfield	***	***
346	MI	LNS	Lansing	517-482	LNNGMIMNDS1	Southfield	***	***
344	MI	MLD	Midland	517-839	MDLDMIMNDS0	Southfield	***	***
340	MI	PON	Pontiac	248-332	PNTCMIMNCG0	Southfield	***	***
344	MI	SAG	Saginaw	517-771	SGNWMIFACG0	Southfield	***	***
340	MI	SFD	Switch Site	248-799	SFLDMIMNDS0	Southfield	***	***
340	MI	RYO	Troy	248-362	TROYMISMDS0	Southfield	***	***
624	MN	DLT	Duluth	218-722	DLTHMNME72G	Chicago	***	***
628	MN	MIN	Minneapolis	612-330	MPLSMNDT34E	Chicago	***	***
620	MN	RCM	Owatonna	507-446*	ROCHMNRODS0	Chicago	***	***
620	MN	RCM	Rochester	507-289	ROCHMNRODS0	Chicago	***	***
626	MN	STC	St Cloud	320-251	STCDMNTO25G	Chicago	***	***
521	MO	CMA	Columbia	573-442	CLMAMOXADS0	Kansas City	***	***
521	MO	JFC	Jefferson City	573-526	JFCYMOXAIXD	Kansas City	***	***
522	MO	JOP	Joplin	417-623	JPLNMOMACG0	Kansas City	***	***
522	MO	SPF	Springfield	417-864	SPFDMOMCCG1	Kansas City	***	***

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
520	MO	STL	St. Louis	314-231	STLSMO01DSA	Kansas City	***	***
524	MO	KCA	Switch Site	816-221	KSCYMO55DS1	Kansas City	***	***
484	MS	GLF	Gulfport	601-863	GLPTMSTSDS0	Atlanta	***	***
482	MS	JAC	Jackson	601-259	JCSNMSCPDS2	Atlanta	***	***
648	MT	HEL	Helena	406-442	HLNAMTMADSO	Seattle	***	***
648	MT	MSL	Missoula	406-542	MSSLMTMADS0	Seattle	***	***
650	MT	BLG	Billings	406-252	BLNGMTMADS1	Denver	***	***
420	NC	ASH	Asheville	704-251	AHVLNCOH25G	Atlanta	***	***
422	NC	CHR	Charlotte	704-333	CHRLNCCA37G	Atlanta	***	***
949	NC	FAV	Fayetteville	910-485	FYVLNCXA32F	D.C.	***	***
424	NC	GRB	Greesboro	910-274	GNBONCEU33G	D.C.	***	***
426	NC	RLG	Raleigh	919-876	RLGHNCHO87G	D.C.	***	***
951	NC	RMT	Rocky Mount	919-442	RCMTNCXA97F	D.C.	***	***
428	NC	WIL	Wilmington	910-251	WLMGNCFO76G	D.C.	***	***
638	ND	BIS	Bismarck	701-221	BSMRNDBCDS0	Denver	***	***
636	ND	FGO	Fargo	701-232	FARGNDBC23G	Chicago	***	***
646	NE	GRI	Grand Island	308-381	GDISNENWCG0	Kansas City	***	***
958	NE	LIN	Lincoln	402-475	LNCLNEXLDS1	Kansas City	***	***
644	NE	OMA	Omaha	402-331	OMAHNE84DS0	Kansas City	***	***
122	NH	MAN	Manchester	603-641	MNCHNHCODS2	Boston	***	***
220	NJ	ATC	Atlantic City	609-484	PSVLNJPLDS6	Philadelphia	***	***
222	NJ	CMD	Camden	609-338	CMDNNJCECG0	Philadelphia	***	***
224	NJ	NWK	Newark	201-624	NWRKNJ02CG1	New York	***	***
222	NJ	CMD	Trenton	609-278*	CMDNNJCECG0	Philadelphia	***	***
664	NM	ABQ	Albuquerque	505-247	ALBQNMMACG0	Denver	***	***
721	NV	LAS	Las Vegas	702-223	LSVGNVXB38H	Los Angeles	***	***
720	NV	RNO	Reno	702-321	RENONV02CG0	San Francisco	***	***
134	NY	ALB	Albany	518-436	ALBYNYSSCG1	Rochester	***	***
138	NY	BNG	Binghamton	607-722	BNGHNYHYCG0	Rochester	***	***
140	NY	BUF	Buffalo	716-881	BFLONYELDS0	Rochester	***	***
132	NY	GRC	Garden City	516-227	GRCYNYGCDS0	New York	***	***
133	NY	PKP	Poughkeepsie	914-452	PGHKNYSH11T	New York	***	***
132	NY	NYC	Switch Site	212-766	NYCMNYWSDS1	New York	***	***
974	NY	RCT	Switch Site	716-777	ROCHNYXADS0	Rochester	***	***
136	NY	SYC	Syracuse	315-475	SYRCNYSUCG1	Rochester	***	***
132	NY	WPN	White Plains	914-948	WHPLNYWPDS0	New York	***	***
325	OH	AKR	Akron	330-535	AKRNOH2525F	Cleveland	***	***
922	OH	CIN	Cincinnati	513-421	CNCNOHWSDS3	Cleveland	***	***
324	OH	CMB	Columbus	614-469	CLMBOH1164A	Cleveland	***	***

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
328	OH	DYN	Dayton	937-461	DYTNOH2222J	Cleveland	***	***
923	OH	LIM	Lima	419-222	LIMAOHXA22H	Cleveland	***	***
923	OH	MNS	Mansfield	419-526	MNFDOHXA52C	Cleveland	***	***
320	OH	CLE	Switch Site	216-696	CLEVOH6262F	Cleveland	***	***
326	OH	TOL	Toledo	419-242	TOLDOH2125C	Cleveland	***	***
322	OH	YGT	Youngstown	330-747	YNTWOH7474E	Cleveland	***	***
536	OK	OKC	Oklahoma City	405-239	OKCYOKCECG0	Dallas	***	***
538	OK	TUL	Tulsa	918-587	TULSOKTBDS1	Dallas	***	***
670	OR	EUG	Eugene	541-484	EUGNOR53DS1	Seattle	***	***
670	OR	EUG	Medford	541-608*	EUGNOR53DS1	Seattle	***	***
672	OR	PLO	Portland	503-228	PTLDOR69DS2	Seattle	***	***
672	OR	WLV	Stafford	503-682	WIVLORXARS1	Seattle	***	***
230	PA	ALT	Altoona	814-941	ALNAPAALCG0	Philadelphia	***	***
924	PA	ERI	Erie	814-454	ERIEPAXMDS0	Cleveland	***	***
226	PA	HAR	Harrisburg	717-221	HRBGPAHACG0	Philadelphia	***	***
234	PA	PGH	Pittsburgh	412-391	PITBPADTCG3	Cleveland	***	***
232	PA	SCR	Scranton	717-330	SCTNPASCDS1	Philadelphia	***	***
228	PA	PHI	Switch Site	215-854	PHLAPALODS1	Philadelphia	***	***
130	RI	PVD	Providence	401-831	PRVDRIWADS2	Boston	***	***
436	SC	CRL	Charleston	803-722	CHTNSCDT72E	Atlanta	***	***
434	SC	CLM	Columbia	803-733	CLMASCSN79F	Atlanta	***	***
432	SC	FLR	Florence	803-665	FLRNSCMA66A	Atlanta	***	***
430	SC	GNV	Greenville	864-233	GNVLSCDT23F	Atlanta	***	***
640	SD	RPC	Rapid City	605-341	RPCYSDCODS1	Chicago	***	***
640	SD	SXF	Sioux Falls	605-331	SXFLSDCO33A	Chicago	***	***
472	TN	CTG	Chattanooga	423-756	CHTGTNNSDS1	Atlanta	***	***
956	TN	JHC	Johnson City	423-282	JHCYTNXCDS0	Atlanta	***	***
474	TN	KNX	Knoxville	423-594	KNVLTNMADS0	Atlanta	***	***
468	TN	MEM	Memphis	901-522	MNPHTNMACG0	Atlanta	***	***
470	TN	NSH	Nashville	615-320	NSVLTNUNDS0	Atlanta	***	***
550	TX	ABL	Abilene	915-675	ABLNTXORCG0	Dallas	***	***
546	TX	AMR	Amarillo	806-373	AMRLTX02CG0	Dallas	***	***
558	TX	AST	Austin	512-389	AUSTTXEVDS0	Dallas	***	***
562	TX	BUT	Beaumont	409-839	BUMTTXTECG0	Dallas	***	***
570	TX	BRY	Bryan	409-822	BRYNTXXADS0	Dallas	***	***
564	TX	CRP	Corpus Christi	512-883	CRCHTXTUCG0	Dallas	***	***
540	TX	ELP	El Paso	915-533	ELPSTXMACG0	Dallas	***	***
552	TX	FWR	Ft. Worth	817-332	FTWOTXEDCG1	Dallas	***	***
568	TX	HRG	Harlingen	956-425	HRLNTXHGCG0	Dallas	***	***
560	TX	HRG	Houston	281-466*	HRLNTXHGCG0	Dallas	***	***

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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LATA	ST	POP	POP City	SWC NPA-NXX	TANDEM CILLI	Switch	Gateway Carrier Srv	NOS Dedicated*
554	TX	LGV	Longview	903-230	LGVWTXPLCG0	Dallas	***	***
544	TX	LUB	Lubbock	806-762	LBCKTXPSCG0	Dallas	***	***
542	TX	MDT	Midland	915-561	TRMNTXTERS0	Dallas	***	***
961	TX	SGO	San Angelo	915-658	SANGTXXADS0	Dallas	***	***
566	TX	STN	San Antonio	210-225	SNANTXCACG0	Dallas	***	***
552	TX	DAL	Switch Site	214-754	DLLSTXRODS0	Dallas	***	***
556	TX	WAC	Waco	817-750	WACOTX01CG0	Dallas	***	***
548	TX	WIF	Wichita Falls	817-322	WCFLTXNICG0	Dallas	***	***
981	UT	NAV	Montezuma Creek	801-651	MNCKUTXCRS0	Denver	***	***
660	UT	SLC	Salt Lake City	801-521	SLKCUTMACG1	Denver	***	***
928	VA	CHV	Charlottesvl	804-295	CHVLVAXADS0	D.C.	***	***
929	VA	EBG	Edinburg	540-984	EDBGVAXADS0	D.C.	***	***
246	VA	FRK	Fredricksburg	540-371	FRBGVAFBDS0	D.C.	***	***
927	VA	HAB	Harrisonburg	540-433	HRBGVAXADS0	D.C.	***	***
250	VA	LYN	Lynchburg	804-237	LYBGVATMCG0	D.C.	***	***
252	VA	NFK	Norfolk	804-622	NRFLVABSCG0	D.C.	***	***
252	VA	NFK	Portsmouth	757-391*	NRFLVABSCG0	D.C.	***	***
248	VA	RHM	Richmond	804-233	RCMDVAHLCG0	D.C.	***	***
244	VA	ROK	Roanoke	540-342	RONKVALKCG0	D.C.	***	***
124	VT	BRL	Burlington	802-860	BURLVTMADS0	Boston	***	***
674	WA	BOT	Bothell	206-402	BOTHWAXBDS1	Seattle	***	***
674	WA	OLY	Olympia	360-236	OLYMWA02DS0	Seattle	***	***
674	WA	RDM	Redman	206-867	RDMDWAXADS1	Seattle	***	***
676	WA	SPO	Spokane	509-747	SPKNWA01DS1	Seattle	***	***
674	WA	SEA	Switch Site	206-443	STTLWAELDS0	Seattle	***	***
676	WA	YAK	Yakama	509-453	YAKMWA02CG0	Seattle	***	***
350	WI	APL	Appleton	414-730	APPLWI01CG0	Chicago	***	***
352	WI	EAU	Eau Claire	715-834	EUCLWIO1CG0	Chicago	***	***
350	WI	GBY	Green Bay	414-494	GNBYWI11DSA	Chicago	***	***
354	WI	LCS	La Crosse	608-782	LCRSWIXCDS0	Chicago	***	***
354	WI	MAD	Madison	608-257	MDSNWI11CG0	Chicago	***	***
356	WI	MLW	Milwaukee	414-272	MILWWI13DS1	Chicago	***	***
932	WV	BLF	Bluefield	304-323	BLFDWVXADS0	Cleveland	***	***
254	WV	CHL	Charleston	304-340	CHTNWVLEDS0	Cleveland	***	***
256	WV	MGT	Morgantown	304-292	MGTWWVFYDS0	Cleveland	***	***
654	WY	CSP	Casper	307-234	CSPRWYMADS0	Denver	***	***
654	WY	CHE	Cheyenne	307-632	CHYNWYMADS0	Denver	***	***

* NPA-NXX for these locations was estimated.

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

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Attachment A

SERVICE METRICS

The following metrics will be used by Global Crossing to monitor the performance of its network as it impacts the quality of service provided to Purchaser.

Information relating to network performance or monitoring processes will be communicated between the Parties on a regular (in most instances monthly) basis, and any concerns over performance may be raised at that time, if not addressed earlier where appropriate.

Network performance is a function of carrier network engineering, and Global Crossing will be dependent in significant part upon Purchaser’s forecasts and projections as it engineers its network for optimum performance. It is expected that Purchaser has identified an expected level of usage for the Services over the term of the Agreement. It is also expected that Purchaser will provide usage forecasts that, in Purchaser’s reasonable business judgment, have the highest probability of occurring. Global Crossing will use such forecasts in the engineering of its network, allowing for the possibility of growth and usage in excess of the forecast(s).

I.                                         Network Performance Metrics:

1.                                       Global Crossing originating access trunks used for the National Origination Services will meet a P.01 Grade of Service (GOS).

2.                                       Network Availability: 99.98% per month

3.                                       Network Call Completion Time- 4.5 seconds (with SS7 signaling).

II.                                     Service Metrics:

1.                                       Trouble calls not to exceed 50 per 20,000 calls per month and each trouble call shall be a unique trouble issue

2.                                       Service restoral:

•                                          90% On-net private line/NOS dedicated services outages restored in 2 hours

•                                          90% Off-net private line/NOS dedicated services outages restored in 4 hours

•                                          90% domestic switched trouble tickets resolved in 4 hours

•                                          90% international switched trouble tickets resolved in 24 hours

III.                                 Interruption Credits:

 1.                                    The entire liability of Global Crossing for all claims of whatever nature arising out of its provision of the Private Line Services (including its negligence), and not caused by (i) Eschelon or third parties, or (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 120 continuous minutes (hereafter an “Outage”). The amount of the credit is computed in accordance with the following formula (the “Outage Credit”) :

Outage Credit =	Hours of Outage -	x Total MRC for Affected Circuit
720 hours

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A.                                   The Outage Credit shall apply to the charges for any circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by Eschelon, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Eschelon to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Eschelon of any scheduled interruption as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

B.                                     Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an outage or other defect occurring in Eschelon’s Interconnection Facilities.

C.                                     All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of Eschelon’s written request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Eschelon to Global Crossing for that same month for the affected circuit.

D.                                    The Outage Credit described in this Section shall be the sole and exclusive remedy of Eschelon in the event of any Outage or other failure in the Services, and under no circumstance shall an Outage or other such failure be deemed a breach of this Agreement by Global Crossing.

2.                                       Global Crossing is not liable for its failure to meet any of the Service Metrics (collectively, “Failures”) in the following instances:

A.           Failures attributable to Purchaser or its systems.

B.             Failures attributable to third parties.

C.             Failures attributable to Purchaser forecasts that are exceeded by more than 20%.

D.            Failures attributable to Force Majeure events.

IV.                                Trouble Reporting/Problem Escalation:

1.                                       The Parties shall supply each other with appropriate network contacts, including names, phone numbers, beeper or cell-phone numbers, etc., as well as a problem escalation contact list and trouble reporting protocols and procedures. Each Party shall ensure the availability of a network contact on a 24-hour, 7-day per week basis.

2.                                       In addition to any available interruption credit, if any Service provided hereunder is not available for 60 or more consecutive minutes, or for a cumulative of 4 hours over any month (collectively, “Extended Outage”), the Parties shall, upon discovery of the Extended Outage, immediately

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escalate the problem to their respective Network/Operations Vice Presidents and promptly supply Purchaser with a root cause analysis of the problem and well as a plan for corrective action.

3.                                       If an Extended Outage affects Purchaser’s exclusive dedicated Inbound Services traffic for which Purchaser is the RespOrg, then notwithstanding the exclusivity provisions relating to such, Purchaser may, upon written or verbal notice to Global Crossing, temporarily re-route such traffic in affected regions to an alternative provider. Upon expiration of the Extended Outage, Purchaser shall within two business days thereafter, order the routing of the transferred traffic back to Global Crossing.

4.                                       If Global Crossing is unable to meet the Service standards herein for any applicable Service type for three (3) consecutive months, Eschelon shall have the right to terminate the affected Service type. To the extent that Eschelon terminates any Service type for this reason and is forced to migrate the Service type to another carrier, the parties will agree on a prorated reduction in the volume commitments set forth in this Agreement. If Global Crossing is unable to meet all Service standards for three (3) or more Service types for three consecutive months during any six (6) month period, the parties shall meet and mutually agree to an amendment or termination of the Agreement to address these concerns.

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Attachment B

Eschelon’s OCN Table

Resale-Based OCN’s =                       7099 in all states

Facility-Based OCN’s (states where we will have or have a switch):

3367	Minnesota State Specific
3467	Colorado State Specific
3468	Washington State Specific
3539	Oregon State Specific
3538	Oregon/Washington Combined (old company - American Telephone Technology)
3759	Utah State Specific
1411	Arizona State Specific

Eschelon agrees to provide Global Crossing with monthly OCN updates and will notify Global Crossing of any new local service areas. The notice to Global Crossing shall be sent by overnight or U.S. mail in accordance with Section 18 of the Agreement.

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